                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-3178

                          RIVERSOURCE BOND SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 7/31

Date of reporting period: 7/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
CORE BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE CORE BOND FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH A
HIGH TOTAL RETURN THROUGH CURRENT
INCOME AND CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     30

Notes to Financial Statements.......     36

Report of Independent Registered
   Public Accounting Firm...........     60

Federal Income Tax Information......     61

Board Members and Officers..........     66

Approval of Investment Management
   Services Agreement...............     70

Proxy Voting........................     72

Change in Independent Registered
   Public Accounting Firm...........     72

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Core Bond Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

SECTOR BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Mortgage-Backed                                                                  38.9%
U.S. Government Obligations & Agencies                                           18.3%
Cash & Cash Equivalents                                                          17.0%
Corporate Bonds (1)                                                              16.6%
Commercial Mortgage-Backed                                                        7.3%
Asset-Backed                                                                      1.9%

(1) Includes Financials 7.1%, Telecommunication 3.7%, Utilities 2.0%, Consumer Discretionary 1.4%, Consumer Staples 1.4%, Energy 0.4%, Health Care 0.4% and Industrials 0.2%.

QUALITY BREAKDOWN

Percentage of bond portfolio assets
(PIE CHART)

AAA bonds                                                                        79.0%
AA bonds                                                                          3.1%
A bonds                                                                           5.3%
BBB bonds                                                                        12.0%
Non-investment grade bonds                                                        0.6%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

--------------------------------------------------------------------------------

                             RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
          X                    HIGH
                              MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Jamie Jackson, CFA                  19
Scott Kirby                         28
Tom Murphy, CFA                     21

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     ACBAX          06/19/03
Class B                     ABOBX          06/19/03
Class C                        --          06/19/03
Class I                     ABDIX          03/04/04
Class R2                       --          12/11/06
Class R3                       --          12/11/06
Class R4(1)                 RSCFX          06/19/03
Class R5                       --          12/11/06
Class W                     RCBWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $309.8 million
Number of holdings                              320
Weighted average life(2)                  7.5 years
Effective duration(3)                     4.7 years
Weighted average bond rating(4)                 AA+

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Core Bond Fund Class A (excluding
  sales charge)                                         +4.75

Lehman Brothers Aggregate Bond Index (unmanaged)        +5.58

Lipper Intermediate Investment Grade Debt Funds
  Index                                                 +5.07

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.09%                        0.89%
Class B                                           1.85%                        1.65%
Class C                                           1.85%                        1.65%
Class I                                           0.66%                        0.50%
Class R2(b)                                       1.45%                        1.30%
Class R3(b)                                       1.19%                        1.05%
Class R4(c)                                       0.95%                        0.77%
Class R5(b)                                       0.71%                        0.55%
Class W(d)                                        1.08%                        0.95%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.50% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.77% for Class R4, 0.55% for Class R5 and 0.95% for Class W.
(b)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(d)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                             RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                          SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   INCEPTION
 Class A (inception 6/19/03)         +4.75%   +3.39%     +2.35%
 Class B (inception 6/19/03)         +3.85%   +2.60%     +1.58%
 Class C (inception 6/19/03)         +3.85%   +2.59%     +1.57%
 Class I (inception 3/4/04)          +5.01%   +3.68%     +3.01%
 Class R2 (inception 12/11/06)         N/A      N/A      +0.67%*
 Class R3 (inception 12/11/06)         N/A      N/A      +0.83%*
 Class R4** (inception 6/19/03)      +4.81%   +3.52%     +2.49%
 Class R5 (inception 12/11/06)         N/A      N/A      +1.14%*
 Class W (inception 12/1/06)           N/A      N/A      +0.58%*

WITH SALES CHARGE
 Class A (inception 6/19/03)         -0.22%   +1.73%     +1.15%
 Class B (inception 6/19/03)         -1.15%   +1.34%     +1.14%
 Class C (inception 6/19/03)         +2.85%   +2.59%     +1.57%

--------------------------------------------------------------------------------

 6 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AT JUNE 30, 2007
                                                          SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   INCEPTION
 Class A (inception 6/19/03)         +5.40%   +3.50%     +2.25%
 Class B (inception 6/19/03)         +4.60%   +2.67%     +1.48%
 Class C (inception 6/19/03)         +4.60%   +2.67%     +1.47%
 Class I (inception 3/4/04)          +5.88%   +3.78%     +2.92%
 Class R2 (inception 12/11/06)         N/A      N/A      +0.08%*
 Class R3 (inception 12/11/06)         N/A      N/A      +0.22%*
 Class R4** (inception 6/19/03)      +5.57%   +3.59%     +2.38%
 Class R5 (inception 12/11/06)         N/A      N/A      +0.49%*
 Class W (inception 12/1/06)           N/A      N/A      +0.07%*

WITH SALES CHARGE
 Class A (inception 6/19/03)         +0.39%   +1.83%     +1.02%
 Class B (inception 6/19/03)         -0.40%   +1.40%     +1.02%
 Class C (inception 6/19/03)         +3.60%   +2.67%     +1.47%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                             RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Core Bond Fund discusses the Fund's results and positioning for the 12 months ended July 31, 2007.

At July 31, 2007, approximately 84% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Core Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 46, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Core Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 43.

Q: How did RiverSource Core Bond Fund perform for the 12-month period?

A: RiverSource Core Bond Fund's Class A shares (excluding sales charge) returned 4.75% for the 12 months ended July 31, 2007. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 5.58%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Debt Funds Index, returned 5.07% during the same period.

   MODESTLY DECLINING INTEREST RATES, GENERALLY SOLID RETURNS FROM U.S. BONDS AND INCREASED VOLATILITY AMONG THE SPREAD SECTORS, OR NON-TREASURY SECTORS OF THE FIXED INCOME MARKET, HAD THE GREATEST IMPACT ON THE FUND.


Q: What factors most significantly affected the Fund's performance?

A: Modestly declining interest rates, generally solid returns from U.S. bonds and increased volatility among the spread sectors, or non-Treasury sectors of the fixed income market, had the greatest impact on the Fund. For much of the annual period, interest rates actually rose across the yield curve as the fixed income market dropped its expectations of Federal Reserve Board (Fed) easing later this year. However, in July 2007, the U.S. Treasury market rallied strongly. Investors flocked to the relative safety of Treasuries as other fixed income asset classes experienced notable volatility based on heightened concerns over subprime mortgage turmoil, hedge fund losses and the fear that

--------------------------------------------------------------------------------

 8 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   the turmoil in the credit markets would affect the broader economy. Bonds in credit-sensitive sectors were impacted most. Such increasingly risk-averse investor sentiment pushed U.S. Treasury yields lower across the yield curve.

   The Fed maintained its targeted federal funds rate at 5.25% throughout the period despite the fact that inflation remained at or above the Fed's stated comfort level. The Fed also anticipated greater economic growth over the second half of 2007.

   The Fund's tactical duration positioning relative to the Lehman Index contributed positively to its performance for the annual period overall. The Fund was well positioned with a shorter-than-Lehman Index duration when interest rates rose from November through January, and again in April through May. In response to these materially higher interest rates, we subsequently lengthened the Fund's duration from shorter than the Lehman Index to neutral to the Lehman Index in June. This proved prudent, as interest rates declined toward the end of the period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

   Effective issue selection within mortgage-backed securities also helped Fund performance for the annual period, as adjustable-rate mortgages (ARMs) and higher-coupon mortgage-backed securities, where the Fund had an emphasis, outperformed the sector as a whole. Conversely, a significant allocation to commercial mortgage-backed securities detracted from performance, as this sector lagged the Lehman Index for the 12 months.

   Shifts in the Fund's exposure to investment grade corporate bonds also hurt its annual results, as this sector swung from outperformance to underperformance of the Lehman Index during the fiscal year. We increased the Fund's allocation to investment grade corporate bonds during the period, seeking to take advantage of what we believed to be temporary weakness in the sector. However, the move proved premature, as investment grade corporate bonds continued to perform poorly in the last two months of the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: We tactically shifted the Fund's duration over the period between shorter than the Lehman Index and neutral to the Lehman Index in response to changes in the direction of interest rates. At the end of the period, the Fund had a duration relatively neutral to the Lehman Index. Also, we increased the Fund's exposure

--------------------------------------------------------------------------------

                             RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   to investment grade corporate bonds during the period. We also increased the Fund's already sizable allocations to high quality mortgage-backed securities, U.S. agency securities and commercial mortgage-backed securities, as we continue to believe that the weakness in these sectors seen toward the end of the period will be temporary. The Fund's portfolio turnover rate for the annual period was 347%.*

   DESPITE THE TURMOIL IN THE FIXED INCOME MARKET AT THE END OF JULY, THE FUNDAMENTAL ECONOMIC PICTURE REMAINED FAIRLY STRONG.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: Despite the turmoil in the fixed income market at the end of July, the fundamental economic picture remained fairly strong. Recent reports on the labor market indicate continued strength and low unemployment, as well as solid gains in real wages. In addition, broad measures of both consumer and wholesale prices indicated that inflation rates exceed the Fed's stated 1% to 2% comfort zone. We believe interest rates may resume their migration higher over the coming months, supported by the Fed staying on hold.

   Given this view, we intend to maintain the Fund's neutral duration positioning relative to the Lehman Index for the near term. We further intend to maintain a disciplined focus on individual security selection, as we believe there remain pockets of opportunities to add value through investment grade corporate bonds, commercial mortgage-backed securities and agency securities. We continue to favor investment in these non-Treasury sectors over U.S. Treasuries. Within mortgage-backed securities, we intend to maintain the Fund's emphasis on AAA-rated agency pass-through mortgages with premium coupons as a defensive strategy with respect to higher interest rates and widening credit spreads.

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Given the volatility of the fixed income market of late, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements, and adjust the Fund's holdings and duration stance if necessary.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Core Bond Fund Class A shares (from 7/1/03 to 7/31/07)* as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from July 1, 2003.

COMPARATIVE RESULTS

                                                                   SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE CORE BOND FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000       $9,978    $10,528      $10,481
        Average annual total return         -0.22%     +1.73%       +1.15%
LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000       $10,558    $11,226      $11,373
        Average annual total return         +5.58%     +3.93%       +3.20%
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(2)
        Cumulative value of $10,000       $10,507    $11,177      $11,347
        Average annual total return         +5.07%     +3.78%       +3.14%

--------------------------------------------------------------------------------

 12 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE CORE BOND FUND LINE GRAPH)

                                       RIVERSOURCE CORE BOND FUND                                  LIPPER INTERMEDIATE INVESTMENT
                                     CLASS A (INCLUDES SALES CHARGE)   LEHMAN BROTHERS AGGREGATE     GRADE DEBT FUNDS INDEX(2)
                                                ($10,481)               BOND INDEX(1) ($11,373)              ($11,347)
                                     -------------------------------   -------------------------   ------------------------------
7/1/03                                            9,525                         10,000                        10,000
7/03                                              9,114                          9,664                         9,663
7/04                                              9,484                         10,132                        10,151
7/05                                              9,894                         10,617                        10,653
7/06                                             10,006                         10,772                        10,799
7/07                                             10,481                         11,373                        11,347

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Investment Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from June 19, 2003. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from July 1, 2003.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                    $1,000         $1,015.90         $4.45(c)         .89%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.38         $4.46(c)         .89%
 Class B
   Actual(b)                    $1,000         $1,011.00         $8.23(c)        1.65%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.61         $8.25(c)        1.65%
 Class C
   Actual(b)                    $1,000         $1,011.00         $8.18(c)        1.64%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.66         $8.20(c)        1.64%
 Class I
   Actual(b)                    $1,000         $1,016.60         $2.70(c)         .54%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,022.12         $2.71(c)         .54%
 Class R2
   Actual(b)                    $1,000         $1,012.80         $6.49(c)        1.30%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.35         $6.51(c)        1.30%
 Class R3
   Actual(b)                    $1,000         $1,014.00         $5.24(c)        1.05%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.59         $5.26(c)        1.05%
 Class R4*
   Actual(b)                    $1,000         $1,015.60         $3.65(c)         .73%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.17         $3.66(c)         .73%
 Class R5
   Actual(b)                    $1,000         $1,016.60         $2.75(c)         .55%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,022.07         $2.76(c)         .55%

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  15

                               BEGINNING        ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                             FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(b)                    $1,000         $1,014.60         $4.75(c)         .95%
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.08         $4.76(c)         .95%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +1.59% for Class A, +1.10% for Class B, +1.10% for Class C, +1.66% for Class I, +1.28% for Class R2, +1.40% for Class R3, +1.56% for Class R4, +1.66%. for
     Class R5 and +1.46% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.50% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.77% for Class R4, 0.55% for Class R5 and 0.95% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $8.23 for Class C, $2.50 for Class I and $3.85 for Class R4; the hypothetical expenses paid would have been $8.25 for Class C, $2.51 for Class I and $3.86 for Class R4; the actual and hypothetical expenses paid for Class A, Class B, Class R2, Class R3, Class R5 and Class W would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 16 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (96.6%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (21.4%)
Federal Farm Credit Bank
  10-10-08                           4.25%         $660,000                $654,488
Federal Home Loan Bank
  02-08-08                           4.63         2,100,000               2,092,726
  09-12-08                           4.25         2,215,000               2,196,310
Federal Home Loan Mtge Corp
  06-15-08                           3.88         3,890,000               3,847,871
  03-15-09                           5.75           470,000                 475,890
  07-12-10                           4.13         2,371,000               2,314,366
  03-15-31                           6.75         1,430,000               1,648,787
  04-16-37                           6.00         3,615,000               3,522,362
Federal Natl Mtge Assn
  01-15-08                           3.25         1,750,000               1,734,548
  06-15-08                           5.25         1,750,000               1,751,295
  02-16-12                           5.00         3,215,000               3,199,922
  05-18-12                           4.88         4,865,000               4,811,728
  11-15-30                           6.63         6,900,000               7,832,777
  07-15-37                           5.63         1,595,000               1,613,630
U.S. Treasury
  11-30-07                           4.25             5,000                   4,988
  06-30-09                           4.88        10,705,000              10,762,711
  07-31-09                           4.63         1,060,000               1,061,242
  06-30-12                           4.88         3,905,000               3,950,150
  05-15-17                           4.50         1,295,000               1,267,380
  02-15-26                           6.00         6,065,000               6,776,691
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00         4,997,491(e)            4,849,297
                                                                    ---------------
Total                                                                    66,369,159
-----------------------------------------------------------------------------------

ASSET-BACKED (2.2%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84           200,000                 199,772
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15           200,000(d)              202,053

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                           5.62%       $1,025,000(h)              $96,854
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92            95,000                  90,862
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.58           153,711(i)              153,189
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48           750,000(i)              745,430
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78           700,000(d,j)            706,760
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15            83,871(j)               83,335
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           200,000(d,j)            197,607
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
  10-25-25                           5.67         1,209,787(i,j)          1,215,268
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.88           650,000(h)              137,137
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88         1,100,000(h)              292,655

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Natl Collegiate Student Loan Trust
Collateralized Mtge Obligation
Interest Only
Series 2007-2 Cl AIO
  07-25-12                           5.90%         $550,000(h)             $156,112
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49            23,585                  23,485
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           275,000                 274,126
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31           120,000                 113,220
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66            80,000                  75,363
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01           115,000                 112,107
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.46           605,000(i)              602,731
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.50         1,050,000(i)            1,049,212
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45           300,000(d)              296,580
WFS Financial Owner Trust
 Series 2004-1 Cl D
  08-22-11                           3.17            14,953                  14,928
                                                                    ---------------
Total                                                                     6,838,786
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (8.5%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02           225,000                 221,009
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45           450,000                 439,449
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00           294,433                 285,268

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57%         $325,000                $314,147
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47           475,000                 466,835
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68           750,000                 755,467
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           219,138(d)              216,042
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23           175,000                 171,454
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63           150,000(d,i)            150,533
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           6.12           875,000(d,i)            873,906
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           375,000                 370,162
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           275,000                 261,282
Federal Natl Mtge Assn #386558
  10-01-10                           4.85           475,039                 471,151
Federal Natl Mtge Assn #725217
  02-01-14                           4.72         1,172,889               1,141,259
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           479,218                 479,454
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77           400,000                 375,076
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77           525,000(d)              517,888
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           150,000                 147,145
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44           700,000                 673,456

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
Series 2004-GG2 Cl A4
  08-10-38                           4.96%         $250,000                $245,898
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55           375,000                 366,712
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.17           500,000(d,i)            495,000
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                           5.99         1,250,000               1,235,486
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           375,000                 368,393
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           178,895                 172,920
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           159,027                 154,861
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77           525,000                 502,110
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                           5.26           325,000                 320,533
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18           150,000                 146,068
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48           677,766                 657,733
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48           750,000                 727,919
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49           750,000                 739,767
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42           700,000                 671,371
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56           200,000                 195,204

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                           4.85%         $500,000                $483,143
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           225,000                 213,530
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93         1,200,000               1,170,372
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           975,000                 983,278
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           375,000                 359,452
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
  11-12-37                           5.08         1,246,354               1,241,879
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34         1,325,000               1,301,762
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59           250,000                 242,030
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.97           250,000                 251,451
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08         1,100,000(d)            1,061,234
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           300,000                 283,307
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           300,000                 293,772
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77           225,000                 221,289
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           400,000                 396,462
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31           900,000                 858,340

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
Series 2007-C31 Cl A4
  04-15-47                           5.51%       $1,775,000              $1,708,081
                                                                    ---------------
Total                                                                    26,400,340
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (45.5%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69           458,521(g)              460,115
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94           553,191(g)              553,673
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19           555,000(g)              558,200
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           5.49           898,898(g)              896,060
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                           6.00           103,365                 103,209
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75           180,502                 172,125
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00         1,401,354               1,374,360
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25            66,397(d)               64,903
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.90           447,540(g)              448,914

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.09%         $450,000(d,g)           $432,111
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           478,657(h)               81,783
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           144,443                 137,740
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                           5.50         2,219,404               2,122,031
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50           308,494                 307,902
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50           311,614                 311,020
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50           644,935                 644,788
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           262,748                 272,488
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           235,648                 234,952
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00           773,865                 780,002
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00           627,495                 625,776

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2006-31CB Cl A16
  11-25-36                           6.00%       $1,200,000              $1,215,684
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00           965,397                 972,705
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00           323,819(d)              337,901
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           638,521(g)              638,725
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
  05-25-37                           5.43           460,509(g)              460,750
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                           0.12         2,360,026(h)               23,600
Federal Home Loan Mtge Corp
  08-01-37                           6.00         3,785,000(b)            3,754,248
  08-01-37                           6.50         6,000,000(b)            6,067,501
Federal Home Loan Mtge Corp #1J0283
  02-01-37                           5.83           810,210(g)              810,783
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.90         1,224,630(g)            1,229,749
Federal Home Loan Mtge Corp #A12692
  10-01-32                           6.00           127,526                 127,904
Federal Home Loan Mtge Corp #A13854
  09-01-33                           6.00           141,467                 141,420
Federal Home Loan Mtge Corp #A62695
  06-01-37                           6.00         1,997,915               1,983,139
Federal Home Loan Mtge Corp #B10254
  10-01-18                           5.50           437,147                 433,482
Federal Home Loan Mtge Corp #B12280
  02-01-19                           5.50           230,387                 228,456
Federal Home Loan Mtge Corp #C02951
  07-01-37                           6.50         3,000,000(b)            3,034,148

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C59161
  10-01-31                           6.00%         $133,738                $133,518
Federal Home Loan Mtge Corp #C77372
  03-01-33                           6.00           260,479                 260,353
Federal Home Loan Mtge Corp #C90613
  01-01-23                           5.00           148,000                 141,785
Federal Home Loan Mtge Corp #C90683
  06-01-23                           5.00           152,018                 145,634
Federal Home Loan Mtge Corp #C90767
  12-01-23                           6.00           129,528                 130,212
Federal Home Loan Mtge Corp #E74288
  12-01-13                           6.00           180,073                 181,837
Federal Home Loan Mtge Corp #E98725
  08-01-18                           5.00           160,399                 156,347
Federal Home Loan Mtge Corp #G01410
  04-01-32                           7.00           294,846                 304,073
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         2,157,631               2,029,800
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81           317,668(h)               86,253
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00            92,246(h)                2,414
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.98           416,814(h)               41,893
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                          18.97           603,103(h)               32,028
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50           169,683                 170,119

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Series 2641 Cl KC
  01-15-18                           6.50%         $170,981                $175,451
Federal Natl Mtge Assn
  08-01-22                           5.00         2,500,000(b)            2,423,438
  08-01-22                           5.50         3,000,000(b)            2,962,500
  08-01-22                           6.00         2,275,000(b)            2,288,509
  08-01-37                           5.00         2,000,000(b)            1,875,624
  08-01-37                           5.50         7,000,000(b)            6,759,376
  08-01-37                           6.00         7,000,000(b)            6,934,376
  08-01-37                           7.00         7,500,000(b)            7,703,911
  09-01-37                           6.00         3,300,000(b)            3,267,000
Federal Natl Mtge Assn #252440
  05-01-29                           7.00           214,485                 222,536
Federal Natl Mtge Assn #254587
  12-01-22                           5.50           588,529                 576,572
Federal Natl Mtge Assn #254916
  09-01-23                           5.50           446,382                 437,257
Federal Natl Mtge Assn #255788
  06-01-15                           5.50           634,598                 636,808
Federal Natl Mtge Assn #256135
  02-01-36                           5.50         3,858,265               3,703,771
Federal Natl Mtge Assn #323715
  05-01-29                           6.00           452,792                 452,272
Federal Natl Mtge Assn #493945
  04-01-29                           6.50            93,115                  94,792
Federal Natl Mtge Assn #518159
  09-01-14                           7.00           406,922                 419,544
Federal Natl Mtge Assn #545216
  03-01-09                           5.89           103,281                 103,425
Federal Natl Mtge Assn #545868
  08-01-32                           7.00           102,114                 106,143
Federal Natl Mtge Assn #555340
  04-01-33                           5.50           283,517                 275,473
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         1,579,930               1,574,781
Federal Natl Mtge Assn #555734
  07-01-23                           5.00            95,777                  91,579
Federal Natl Mtge Assn #555740
  08-01-18                           4.50           167,512                 160,334
Federal Natl Mtge Assn #555794
  09-01-28                           7.50            86,521                  90,639
Federal Natl Mtge Assn #582154
  05-01-31                           6.50           123,851                 126,310

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #597374
  09-01-31                           7.00%         $110,023                $114,910
Federal Natl Mtge Assn #611831
  02-01-31                           7.50            43,871                  45,932
Federal Natl Mtge Assn #615135
  11-01-16                           6.00           281,100                 283,286
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           699,755                 731,998
Federal Natl Mtge Assn #650009
  09-01-31                           7.50            98,374                 102,996
Federal Natl Mtge Assn #654208
  10-01-32                           6.50           239,376                 243,667
Federal Natl Mtge Assn #661815
  10-01-32                           6.00           148,874                 148,655
Federal Natl Mtge Assn #662061
  09-01-32                           6.50         1,009,647               1,027,745
Federal Natl Mtge Assn #667604
  10-01-32                           5.50           278,518                 270,382
Federal Natl Mtge Assn #677089
  01-01-33                           5.50           641,586                 622,845
Federal Natl Mtge Assn #678028
  09-01-17                           6.00           146,121                 147,226
Federal Natl Mtge Assn #681080
  02-01-18                           5.00         1,084,250               1,056,667
Federal Natl Mtge Assn #681166
  04-01-32                           6.50           423,861                 432,278
Federal Natl Mtge Assn #683100
  02-01-18                           5.50           191,231                 189,846
Federal Natl Mtge Assn #683116
  02-01-33                           6.00           269,261                 268,384
Federal Natl Mtge Assn #689026
  05-01-33                           5.50         1,151,540               1,118,204
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           123,838                 120,328
Federal Natl Mtge Assn #704005
  05-01-33                           5.50         1,103,657               1,071,249
Federal Natl Mtge Assn #705655
  05-01-33                           5.00           490,478                 462,677
Federal Natl Mtge Assn #709093
  06-01-33                           6.00           180,882                 180,163
Federal Natl Mtge Assn #709901
  06-01-18                           5.00           531,414                 518,243
Federal Natl Mtge Assn #711503
  06-01-33                           5.50           136,137                 132,651

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #712057
  07-01-18                           4.50%          $81,255                 $77,777
Federal Natl Mtge Assn #720378
  06-01-18                           4.50           169,706                 162,443
Federal Natl Mtge Assn #725232
  03-01-34                           5.00         1,141,124               1,076,444
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         1,850,536               1,796,196
Federal Natl Mtge Assn #725425
  04-01-34                           5.50         1,791,982(b)            1,739,475
  04-01-34                           5.50         1,346,244               1,306,798
Federal Natl Mtge Assn #725431
  08-01-15                           5.50           152,894                 152,124
Federal Natl Mtge Assn #725684
  05-01-18                           6.00           336,534                 339,334
Federal Natl Mtge Assn #725719
  07-01-33                           4.85           252,618(g)              248,252
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         1,774,975               1,720,506
Federal Natl Mtge Assn #726940
  08-01-23                           5.50            79,516                  77,695
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         1,842,194               1,736,408
Federal Natl Mtge Assn #735841
  11-01-19                           4.50         1,864,933               1,782,531
Federal Natl Mtge Assn #743347
  10-01-33                           6.00           101,901                 101,828
Federal Natl Mtge Assn #743579
  11-01-33                           5.50           305,607                 296,633
Federal Natl Mtge Assn #745392
  12-01-20                           4.50         1,019,643                 974,590
Federal Natl Mtge Assn #745563
  08-01-34                           5.50         1,525,070               1,480,287
Federal Natl Mtge Assn #753074
  12-01-28                           5.50           199,606                 193,948
Federal Natl Mtge Assn #757581
  01-01-19                           5.50           999,070                 990,760
Federal Natl Mtge Assn #765760
  02-01-19                           5.00           246,260                 239,995
Federal Natl Mtge Assn #779676
  06-01-34                           5.00         2,361,390               2,225,789
Federal Natl Mtge Assn #815264
  05-01-35                           5.23           710,962(g)              703,052
Federal Natl Mtge Assn #829227
  08-01-35                           6.00         1,436,499               1,425,995

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #831870
  11-01-36                           6.50%       $1,975,210              $1,995,379
Federal Natl Mtge Assn #848482
  12-01-35                           6.00         3,029,646(b)            3,004,557
Federal Natl Mtge Assn #878661
  02-01-36                           5.50         1,856,296               1,784,030
Federal Natl Mtge Assn #881629
  02-01-36                           5.50         1,217,201               1,169,816
Federal Natl Mtge Assn #883201
  07-01-36                           6.50           874,862                 888,313
Federal Natl Mtge Assn #886291
  07-01-36                           7.00           877,572                 907,607
Federal Natl Mtge Assn #886464
  08-01-36                           6.50         2,030,876               2,051,613
Federal Natl Mtge Assn #915770
  03-01-37                           6.50         3,190,188(b)            3,222,513
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.58         1,316,452(h)              322,537
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          12.80           233,683(h)               42,737
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          11.02           135,743(h)               19,735
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                          17.41         2,212,292(h)              111,986
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52         1,440,669(h)              389,438
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00           143,822                 152,373

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn #567717
  06-15-32                           7.50%          $15,588                 $16,305
Govt Natl Mtge Assn #604708
  10-15-33                           5.50           105,669                 103,183
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66           346,830(g)              346,828
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           5.57         1,116,511(g)            1,116,123
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41            87,037(d)               86,956
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-8A Cl N1
  07-21-36                           6.41            10,554(d)               10,462
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50         5,188,201(h)               37,290
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
  12-25-35                           5.85           372,140(g)              369,189
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                           6.37         1,052,968(g)            1,069,352
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65            59,511(d)               59,288
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                           6.25           140,047(d)              139,612
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50         2,361,748               2,386,468

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00%         $405,539                $390,396
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00           144,313                 144,407
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00           164,555                 160,091
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00           239,651                 232,718
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                           5.50           950,000                 901,778
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
  04-25-37                           5.50         1,059,897(i)            1,060,247
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00           463,335                 467,386
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                           5.94           709,416(g)              703,791
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50         1,073,053               1,025,994
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           118,551                 113,339
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29           401,363(g)              397,857

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
Collateralized Mtge Obligation
Series 2005-AR8 Cl 2AB1
  07-25-45                           5.57%         $119,856(g)             $119,842
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.95           392,190(g)              392,610
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00         1,699,583               1,630,835
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50           677,041                 649,853
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.03           373,157(g)              373,621
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11           894,098(g)              879,502
                                                                    ---------------
Total                                                                   140,908,183
-----------------------------------------------------------------------------------

BANKING (4.2%)
Bank of America
 Sub Nts
  03-15-17                           5.30         3,435,000               3,264,029
Citigroup
 Sub Nts
  02-15-17                           5.50         2,365,000               2,280,910
JPMorgan Chase & Co
 Sub Nts
  06-27-17                           6.13         2,025,000               2,055,760
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63         1,720,000               1,644,545
Popular North America
 Sr Nts
  10-01-08                           3.88         2,180,000               2,133,302
Regions Bank
 Sub Nts
  06-26-37                           6.45           875,000                 892,798

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BANKING (CONT.)
Wachovia Bank
 Sub Nts
  02-01-37                           5.85%         $645,000                $603,870
                                                                    ---------------
Total                                                                    12,875,214
-----------------------------------------------------------------------------------

BROKERAGE (2.9%)
Discover Financial Services
  06-12-17                           6.45           580,000(d,k)            562,472
Goldman Sachs Group
 Sub Nts
  01-15-17                           5.63         1,290,000               1,222,356
Lehman Brothers Holdings
 Sr Nts
  07-19-12                           6.00         1,520,000               1,519,883
Lehman Brothers Holdings
 Sub Nts
  07-19-17                           6.50         1,185,000               1,163,826
Merrill Lynch & Co
 Sub Nts
  05-02-17                           5.70         1,910,000               1,810,546
Morgan Stanley
  04-27-17                           5.55         2,755,000               2,631,963
                                                                    ---------------
Total                                                                     8,911,046
-----------------------------------------------------------------------------------

ELECTRIC (1.6%)
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00           105,000                 101,120
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80         1,165,000               1,153,720
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60           425,000                 418,388
Exelon
  06-15-10                           4.45         1,585,000               1,539,443
Indiana Michigan Power
 Sr Nts
  03-15-37                           6.05           330,000                 313,629
Metropolitan Edison
 Sr Nts
  03-15-10                           4.45           140,000                 136,767
Northern States Power
 Sr Nts
  08-01-09                           6.88           515,000                 528,661

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  25

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Oncor Electric Delivery
Secured
  01-15-15                           6.38%          $75,000                 $75,886
Portland General Electric
  03-15-10                           7.88           230,000(k)              244,896
Potomac Electric Power
 Secured
  06-01-35                           5.40           240,000                 211,055
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88           160,000                 164,268
Xcel Energy
 Sr Nts
  07-01-08                           3.40           145,000                 142,294
                                                                    ---------------
Total                                                                     5,030,127
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.2%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         2,155,000(d)            2,111,575
HJ Heinz
  12-01-08                           6.43           470,000(d)              475,494
Molson Coors Capital Finance
  09-22-10                           4.85         1,055,000(c)            1,037,205
                                                                    ---------------
Total                                                                     3,624,274
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00           310,000                 301,009
-----------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
CenterPoint Energy Resources
  02-15-11                           7.75           285,000                 303,152
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           970,000(k)              996,150
Southern Natural Gas
  04-01-17                           5.90           805,000(d)              777,706
                                                                    ---------------
Total                                                                     2,077,008
-----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.4%)
UnitedHealth Group
  06-15-37                           6.50           490,000(d)              504,587

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HEALTH CARE INSURANCE (CONT.)
WellPoint
 Sr Unsub
  01-15-36                           5.85%         $665,000                $602,890
  06-15-37                           6.38           255,000                 251,864
                                                                    ---------------
Total                                                                     1,359,341
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Centex
 Sr Unsecured
  05-01-16                           6.50           140,000                 127,604
DR Horton
 Sr Unsub
  04-15-16                           6.50           695,000                 631,653
                                                                    ---------------
Total                                                                       759,257
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.4%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95           425,000                 417,650
Canadian Natural Resources
  03-15-38                           6.25           870,000(c)              831,640
XTO Energy
 Sr Nts
  08-01-37                           6.75            60,000                  60,869
                                                                    ---------------
Total                                                                     1,310,159
-----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
  03-15-37                           6.45           930,000                 884,569
Comcast MO of Delaware LLC
  09-01-08                           9.00           400,000                 414,371
                                                                    ---------------
Total                                                                     1,298,940
-----------------------------------------------------------------------------------

MEDIA NON CABLE (1.2%)
British Sky Broadcasting Group
  02-23-09                           6.88           850,000(c)              868,011
News America
  12-15-35                           6.40         1,215,000               1,141,112
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         1,780,000               1,728,456
                                                                    ---------------
Total                                                                     3,737,579
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                           5.38%         $195,000                $172,938
  10-01-13                           5.00           200,000                 172,958
                                                                    ---------------
Total                                                                       345,896
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Residential Capital LLC
  06-30-10                           6.38         2,055,000               1,934,515
-----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.2%)
Travelers Companies
 Sr Unsecured
  06-15-37                           6.25           605,000                 567,907
-----------------------------------------------------------------------------------

RAILROADS (0.3%)
Burlington Northern Santa Fe
  05-01-37                           6.15           660,000                 625,508
REITS (0.3%)
 Brandywine Operating Partnership LP
  05-01-17                           5.70           490,000                 472,380
ERP Operating LP
  06-15-17                           5.75           605,000                 588,689
                                                                    ---------------
Total                                                                     1,061,069
-----------------------------------------------------------------------------------

RETAILERS (1.0%)
CVS Caremark
 Sr Unsecured
  06-01-17                           5.75           145,000                 138,796
Home Depot
 Sr Unsecured
  12-16-36                           5.88         1,605,000               1,393,546
Macys Retail Holdings
  07-15-09                           4.80         1,575,000               1,548,541
                                                                    ---------------
Total                                                                     3,080,883
-----------------------------------------------------------------------------------

WIRELINES (3.1%)
AT&T
Sr Nts
  05-15-36                           6.80           520,000                 538,325
Sprint Capital
  03-15-32                           8.75            55,000                  60,440
Telecom Italia Capital
  11-15-33                           6.38           885,000(c)              816,233

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Telefonica Europe
  09-15-10                           7.75%       $1,560,000(c)           $1,650,180
TELUS
  06-01-11                           8.00         3,727,500(c)            3,991,489
Verizon New York
 Series A
  04-01-12                           6.88         1,900,000               1,982,023
Verizon Pennsylvania
 Series A
  11-15-11                           5.65           665,000                 668,305
                                                                    ---------------
Total                                                                     9,706,995
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $300,949,859)                                                   $299,123,195
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.5%)
NAME OF
ISSUER
AND TITLE                          COUPON       PRINCIPAL
OF ISSUE                            RATE          AMOUNT                   VALUE(A)

TOBACCO
Tobacco Settlement Financing Corporation
Revenue Bonds
Series 2007A-1
06-01-46                             6.71%       $1,480,000              $1,412,527
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $1,467,425)                                                       $1,412,527
-----------------------------------------------------------------------------------

MONEY MARKET FUND (19.8%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                 61,324,135(l)          $61,324,135
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $61,324,135)                                                     $61,324,135
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $363,741,419)(m)                                                $361,859,857
===================================================================================

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  27

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $54,995,296.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 3.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $10,280,670 or 3.3% of net assets.

(e) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Treasury Note, Sept. 2007, 2-year                            $10,400,000
U.S. Treasury Note, Sept. 2007, 10-year                             3,700,000
SALE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                 1,200,000
U.S. Treasury Note, Sept. 2007, 5-year                                200,000

(l)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

--------------------------------------------------------------------------------

 28 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

(m) At July 31, 2007, the cost of securities for federal income tax purposes was $364,166,578 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $1,044,685
Unrealized depreciation                                             (3,351,406)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(2,306,721)
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  29

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $302,417,284)          $300,535,722
   Affiliated money market fund (identified cost
      $61,324,135) (Note 7)                                       61,324,135
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $363,741,419)                                                 361,859,857
Capital shares receivable                                          1,732,203
Accrued interest receivable                                        2,289,498
Receivable for investment securities sold                         17,604,605
Variation margin receivable                                            3,391
----------------------------------------------------------------------------
Total assets                                                     383,489,554
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                     10,572
Dividends payable to shareholders                                    246,535
Capital shares payable                                               104,292
Payable for investment securities purchased                       18,107,229
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                 54,995,296
Unrealized depreciation on swap transactions, at value (Note
   6)                                                                170,408
Accrued investment management services fee                             4,026
Accrued distribution fee                                                 567
Accrued transfer agency fee                                               31
Accrued administrative services fee                                      587
Other accrued expenses                                                60,009
----------------------------------------------------------------------------
Total liabilities                                                 73,699,552
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $309,790,002
============================================================================

--------------------------------------------------------------------------------

 30 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    327,248
Additional paid-in capital                                       314,870,028
Undistributed net investment income                                  (78,744)
Accumulated net realized gain (loss) (Note 9)                     (3,410,267)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign
   currencies (Notes 5 and 6)                                     (1,918,263)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $309,790,002
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                           $ 39,913,930
                                            Class B                           $ 10,154,475
                                            Class C                           $    587,688
                                            Class I                           $259,104,810
                                            Class R2                          $      4,912
                                            Class R3                          $      4,912
                                            Class R4                          $      9,474
                                            Class R5                          $      4,912
                                            Class W                           $      4,889
Net asset value per share of outstanding    Class A
   capital stock:                           shares(1)            4,212,416    $       9.48
                                            Class B shares       1,070,928    $       9.48
                                            Class C shares          61,965    $       9.48
                                            Class I shares      27,376,402    $       9.46
                                            Class R2 shares            518    $       9.48
                                            Class R3 shares            518    $       9.48
                                            Class R4 shares          1,000    $       9.47
                                            Class R5 shares            518    $       9.48
                                            Class W shares             516    $       9.47
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $9.95. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  31

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                         11,030,002
Income distributions from affiliated money market fund (Note
   7)                                                             1,055,036
---------------------------------------------------------------------------
Total income                                                     12,085,038
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                1,096,973
Distribution fee
   Class A                                                           93,444
   Class B                                                          114,825
   Class C                                                            5,557
   Class R2                                                              16
   Class R3                                                               7
   Class W                                                                8
Transfer agency fee
   Class A                                                           68,221
   Class B                                                           22,251
   Class C                                                            1,062
   Class R2                                                               2
   Class R3                                                               2
   Class R4                                                              90
   Class R5                                                               2
   Class W                                                                7
Service fee -- Class R4                                                  44
Administrative services fees and expenses                           159,975
Plan administration services fee
   Class R2                                                               7
   Class R3                                                               7
   Class R4                                                             111
Compensation of board members                                         4,271
Custodian fees                                                       90,758
Printing and postage                                                 30,055
Registration fees                                                    79,995
Professional fees                                                    35,350
Other                                                                 9,650
---------------------------------------------------------------------------
Total expenses                                                    1,812,690
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (313,935)
---------------------------------------------------------------------------
                                                                  1,498,755
   Earnings and bank fee credits on cash balances (Note 2)           (3,105)
---------------------------------------------------------------------------
Total net expenses                                                1,495,650
---------------------------------------------------------------------------
Investment income (loss) -- net                                  10,589,388
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $    (9,600)
   Foreign currency transactions                                      9,539
   Futures contracts                                                205,518
   Swap transactions                                               (106,013)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                              99,444
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                            227,306
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               326,750
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $10,916,138
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 10,589,388    $  7,875,418
Net realized gain (loss) on investments                         99,444      (3,334,965)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                           227,306      (1,626,948)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               10,916,138       2,913,505
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (1,661,080)     (1,346,770)
      Class B                                                 (422,424)       (363,823)
      Class C                                                  (20,374)        (16,869)
      Class I                                               (8,585,459)     (6,020,734)
      Class R2                                                    (121)            N/A
      Class R3                                                    (129)            N/A
      Class R4                                                  (4,185)         (3,966)
      Class R5                                                    (144)            N/A
      Class W                                                     (142)            N/A
   Net realized gain
      Class A                                                       --         (10,474)
      Class B                                                       --          (3,920)
      Class C                                                       --            (158)
      Class I                                                       --         (42,743)
      Class R4                                                      --             (30)
--------------------------------------------------------------------------------------
Total distributions                                        (10,694,058)     (7,809,487)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 34 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                           2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 15,225,958    $ 18,529,854
   Class B shares                                            5,099,082       6,000,039
   Class C shares                                              287,282         266,911
   Class I shares                                          120,023,256      95,959,205
   Class R2 shares                                               5,000             N/A
   Class R3 shares                                               5,000             N/A
   Class R4 shares                                              91,190              --
   Class R5 shares                                               5,000             N/A
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            1,481,215       1,165,583
   Class B shares                                              389,581         333,536
   Class C shares                                               18,738          15,565
   Class I shares                                            8,481,913       5,968,439
   Class R4 shares                                               3,799           3,571
Payments for redemptions
   Class A shares                                          (13,285,763)    (22,260,950)
   Class B shares (Note 2)                                  (6,200,217)     (7,088,319)
   Class C shares (Note 2)                                    (290,569)       (290,859)
   Class I shares                                          (44,053,924)    (36,878,152)
   Class R4 shares                                            (188,059)            (10)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             87,103,482      61,724,413
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     87,325,562      56,828,431
Net assets at beginning of year                            222,464,440     165,636,009
--------------------------------------------------------------------------------------
Net assets at end of year                                 $309,790,002    $222,464,440
======================================================================================
Undistributed net investment income                       $    (78,744)   $    122,400
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. Although the Fund is not an index fund, it invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the Index), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3, and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life Insurance Company, a wholly-owned subsidiary of Ameriprise Financial and the affiliated funds-of-funds owned approximately 84% of the total outstanding Fund shares.

--------------------------------------------------------------------------------

 36 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  37

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $43,991,346 and other forward-commitments of $11,003,950.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund

--------------------------------------------------------------------------------

 38 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  39

"Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At July 31, 2007, the Fund had no outstanding forward sale commitments.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

 40 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $96,474 and accumulated net realized loss has been decreased by $96,474.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $1,661,080    $1,357,244
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................       422,424       367,743
      Long-term capital gain....................            --            --
CLASS C
Distributions paid from:
      Ordinary income...........................        20,374        17,027
      Long-term capital gain....................            --            --
CLASS I
Distributions paid from:
      Ordinary income...........................     8,585,459     6,063,477
      Long-term capital gain....................            --            --
CLASS R2(A)
Distributions paid from:
      Ordinary income...........................           121           N/A
      Long-term capital gain....................            --           N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income...........................           129           N/A
      Long-term capital gain....................            --           N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income...........................         4,185         3,966
      Long-term capital gain....................            --            --

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  41

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS R5(A)
Distributions paid from:
      Ordinary income...........................           144           N/A
      Long-term capital gain....................            --           N/A
CLASS W(C)
Distributions paid from:
      Ordinary income...........................           142           N/A
      Long-term capital gain....................            --           N/A

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $   378,829
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $(2,830,266)
Unrealized appreciation (depreciation).....................    $(2,709,302)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

--------------------------------------------------------------------------------

 42 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.48% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $3,868 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  43

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Funds average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

--------------------------------------------------------------------------------

 44 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $101,452 for Class A, $15,438 for Class B and $114 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.54% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.73% for Class R4, 0.55% for Class R5 and 0.95% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R2, Class R3, Class R4, Class R5, and Class W were $30,843, $9,621, $458, $1, $1, $77, $2 and $1, respectively, and the management fees waived at the Fund level were $272,931. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.73% for Class R4, 0.55% for Class R5 and 0.95% for Class W of the Fund's average daily net assets. Effective August 1, 2007, the Investment Manager and its affiliates have contractually agreed to wave certain fees and expenses (excluding fees and expenses of acquired funds) such that net expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.50% for Class I, 1.30% for Class R2, 1.05% for Class R3, 0.77% for Class R4, 0.55% for Class R5 and 0.95% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $3,105 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $863,227,222 and $791,864,523, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  45

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       1,595,525       154,847       (1,389,995)          360,377
Class B                         532,271        40,687         (650,636)          (77,678)
Class C                          30,029         1,958          (30,399)            1,588
Class I                      12,642,580       888,099       (4,616,870)        8,913,809
Class R2(a)                         518            --               --               518
Class R3(a)                         518            --               --               518
Class R4(b)                       9,495           396          (19,605)           (9,714)
Class R5(a)                         518            --               --               518
Class W(c)                          516            --               --               516
---------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2006
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       1,936,566       122,246       (2,314,283)         (255,471)
Class B                         625,431        34,948         (741,998)          (81,619)
Class C                          27,931         1,630          (30,424)             (863)
Class I                      10,067,076       627,362       (3,874,552)        6,819,886
Class R4(b)                          --           374               (1)              373
---------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $118,597 that were pledged as collateral to cover initial margin deposits on 89 open purchase contracts and 14 open sale contracts. The notional market value of the open purchase contracts at July 31, 2007 was $14,631,360 with a net unrealized gain of $154,843. The notional market value of the open sale contracts at July 31, 2007 was $4,695,750 with a net unrealized loss of $21,136. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------

 46 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

6. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open CMBS total return swap contracts:

                                                                      UNREALIZED
                                      TERMINATION      NOTIONAL      APPRECIATION
                                          DATE          AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Aaa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 0.25%.
Counterparty: Wachovia                Oct. 1, 2007    $2,725,000      $ (16,781)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.20%.
Counterparty: Citigroup               Nov. 1, 2007       650,000        (35,512)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Citigroup               Dec. 1, 2007       650,000        (35,568)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.05%.
Counterparty: Wachovia                Dec. 1, 2007       600,000        (32,787)
Receive spread on Lehman Brothers
Baa 8.5+ Commercial
Mortgage-Backed Securities Index
plus 1.00% times notional amount
plus spread return amount, if such
amount is positive, and pay the
absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup               Jan. 1, 2008       200,000        (14,268)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia                Jan. 1, 2008       650,000        (35,492)
----------------------------------------------------------------------------------
Total                                                                 $(170,408)
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  47

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $196,644,362 and $135,320,227, respectively, for the year ended July 31, 2007.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $2,158,756 at July 31, 2007, that if not offset by capital gains will expire as follows:

  2014        2015
$526,700   $1,632,056

The Fund also had a post-October loss of $671,510 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they

--------------------------------------------------------------------------------

 48 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  49
procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 50 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.46          $9.72          $9.62          $9.49          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .36            .31            .26            .02
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11            .13           (.45)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .44            .10            .42            .39           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.42)          (.36)          (.32)          (.26)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.46          $9.72          $9.62          $9.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $40            $36            $40            $65            $51
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .89%           .90%           .94%           .97%           .96%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.39%          3.84%          3.09%          2.61%          1.80%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.75%          1.13%          4.32%          4.06%         (4.31%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.09%, 1.12%, 1.04%, 1.06% and 2.56% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  51

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.47          $9.72          $9.62          $9.50          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .29            .23            .18            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.25)           .11            .12           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .04            .34            .30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.24)          (.18)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.47          $9.72          $9.62          $9.50
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $11            $12             $8             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.66%          1.69%          1.74%          1.73%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.62%          3.09%          2.39%          1.87%          1.37%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.85%           .42%          3.56%          3.18%         (4.28%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.85%, 1.89%, 1.83%, 1.83% and 3.32% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.47          $9.72          $9.62          $9.50          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .29            .23            .18            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.26)           .11            .12           (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .03            .34            .30           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.28)          (.24)          (.18)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48          $9.47          $9.72          $9.62          $9.50
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $1             $1             $1            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.67%          1.69%          1.72%          1.64%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.63%          3.07%          2.40%          1.88%          1.51%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.85%           .42%          3.55%          3.17%         (4.28%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.85%, 1.89%, 1.84%, 1.81% and 3.32% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  53

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.45          $9.71          $9.61          $9.79
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .45(c)         .39            .33            .12
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11           (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47            .13            .44           (.06)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.46)          (.39)          (.34)          (.12)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.46          $9.45          $9.71          $9.61
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $259           $174           $113            $63
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .54%           .58%           .70%           .70%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.75%          4.22%          3.42%          3.03%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.01%          1.47%          4.58%          (.72%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.66%, 0.69%, 0.72% and 0.73% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .24(c)
Net gains (losses) (both realized and
 unrealized)                               (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .06
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.30%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.04%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .67%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R2 would have been 1.45% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  55

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .26(c)
Net gains (losses) (both realized and
 unrealized)                               (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.24)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.05%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.29%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .83%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R3 would have been 1.18% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.46          $9.72          $9.62          $9.49          $9.94
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .43(c)         .38            .32            .27            .02
Net gains (losses) (both realized and
 unrealized)                                .02           (.26)           .11            .13           (.45)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45            .12            .43            .40           (.43)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.38)          (.33)          (.27)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.47          $9.46          $9.72          $9.62          $9.49
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .73%           .74%           .78%           .80%           .82%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.43%          4.01%          3.36%          2.78%          2.01%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%           301%           313%           310%            46%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.81%          1.28%          4.49%          4.23%         (4.30%)(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.93%, 0.94%, 0.92%, 0.89% and 2.40% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  57

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .29(c)
Net gains (losses) (both realized and
 unrealized)                               (.19)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .10
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.48
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .55%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.78%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           1.14%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.71% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 58 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.69
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .28(c)
Net gains (losses) (both realized and
 unrealized)                               (.23)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.47
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .95%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.41%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         347%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .58%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.08% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE CORE BOND FUND:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Core Bond Fund (the
Fund), one of the portfolios constituting the RiverSource Bond Series, Inc. as of July 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Core Bond Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      ERNST & YOUNG LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 60 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.03500
Sept. 25, 2006..............................................         0.03600
Oct. 26, 2006...............................................         0.03750
Nov. 27, 2006...............................................         0.03750
Dec. 18, 2006...............................................         0.03751
Jan. 23, 2007...............................................         0.03751
Feb. 23, 2007...............................................         0.03300
March 26, 2007..............................................         0.03300
April 25, 2007..............................................         0.03300
May 25, 2007................................................         0.03300
June 25, 2007...............................................         0.03400
July 25, 2007...............................................         0.03600
Total distributions.........................................        $0.42302

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  61

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.02850
Sept. 25, 2006..............................................         0.03046
Oct. 26, 2006...............................................         0.03136
Nov. 27, 2006...............................................         0.03113
Dec. 18, 2006...............................................         0.03330
Jan. 23, 2007...............................................         0.03036
Feb. 23, 2007...............................................         0.02686
March 26, 2007..............................................         0.02680
April 25, 2007..............................................         0.02703
May 25, 2007................................................         0.02702
June 25, 2007...............................................         0.02790
July 25, 2007...............................................         0.02999
Total distributions.........................................        $0.35071

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.02844
Sept. 25, 2006..............................................         0.03040
Oct. 26, 2006...............................................         0.03126
Nov. 27, 2006...............................................         0.03105
Dec. 18, 2006...............................................         0.03326
Jan. 23, 2007...............................................         0.03025
Feb. 23, 2007...............................................         0.02663
March 26, 2007..............................................         0.02679
April 25, 2007..............................................         0.02743
May 25, 2007................................................         0.02680
June 25, 2007...............................................         0.02818
July 25, 2007...............................................         0.03016
Total distributions.........................................        $0.35065

--------------------------------------------------------------------------------

 62 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.03796
Sept. 25, 2006..............................................         0.03852
Oct. 26, 2006...............................................         0.04030
Nov. 27, 2006...............................................         0.04040
Dec. 18, 2006...............................................         0.03938
Jan. 23, 2007...............................................         0.04078
Feb. 23, 2007...............................................         0.03580
March 26, 2007..............................................         0.03582
April 25, 2007..............................................         0.03572
May 25, 2007................................................         0.03572
June 25, 2007...............................................         0.03677
July 25, 2007...............................................         0.03866
Total distributions.........................................        $0.45583

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01048
Jan. 23, 2007...............................................         0.03401
Feb. 23, 2007...............................................         0.02974
March 26, 2007..............................................         0.02966
April 25, 2007..............................................         0.02982
May 25, 2007................................................         0.02982
June 25, 2007...............................................         0.03088
July 25, 2007...............................................         0.03287
Total distributions.........................................        $0.22728

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  63

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01086
Jan. 23, 2007...............................................         0.03632
Feb. 23, 2007...............................................         0.03177
March 26, 2007..............................................         0.03171
April 25, 2007..............................................         0.03180
May 25, 2007................................................         0.03179
June 25, 2007...............................................         0.03289
July 25, 2007...............................................         0.03482
Total distributions.........................................        $0.24196

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.03637
Sept. 25, 2006..............................................         0.03717
Oct. 26, 2006...............................................         0.03880
Nov. 27, 2006...............................................         0.03885
Dec. 18, 2006...............................................         0.03888
Jan. 23, 2007...............................................         0.03922
Feb. 23, 2007...............................................         0.03430
March 26, 2007..............................................         0.03425
April 25, 2007..............................................         0.03425
May 25, 2007................................................         0.03425
June 25, 2007...............................................         0.03509
July 25, 2007...............................................         0.03720
Total distributions.........................................        $0.43863

--------------------------------------------------------------------------------

 64 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01129
Jan. 23, 2007...............................................         0.04088
Feb. 23, 2007...............................................         0.03582
March 26, 2007..............................................         0.03582
April 25, 2007..............................................         0.03574
May 25, 2007................................................         0.03574
June 25, 2007...............................................         0.03689
July 25, 2007...............................................         0.03870
Total distributions.........................................        $0.27088

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.03114
Jan. 23, 2007...............................................         0.03711
Feb. 23, 2007...............................................         0.03264
March 26, 2007..............................................         0.03260
April 25, 2007..............................................         0.03267
May 25, 2007................................................         0.03254
June 25, 2007...............................................         0.03347
July 25, 2007...............................................         0.03566
Total distributions.........................................        $0.26783

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 66 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  67

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 68 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  69

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 70 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  71
investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of

--------------------------------------------------------------------------------

 72 RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                            RIVERSOURCE CORE BOND FUND -- 2007 ANNUAL REPORT  73

     RIVERSOURCE(R) CORE BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6267 G (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
FLOATING RATE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE FLOATING RATE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
A HIGH LEVEL OF CURRENT INCOME
AND, AS A SECONDARY OBJECTIVE,
PRESERVATION OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     35

Notes to Financial Statements.......     39

Report of Independent Registered
   Public Accounting Firm...........     58

Federal Income Tax Information......     59

Board Members and Officers..........     63

Approval of Investment Management
   Services Agreement...............     67

Proxy Voting........................     69

Change in Independent Registered
   Public Accounting Firm...........     69

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Floating Rate Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.

ASSET ALLOCATION AND SECTOR BREAKDOWN*

Percentage of portfolio assets
(PIE CHART)

Consumer                Telecommunication   Industrials   Materials    Health Care   Utilities       Other(1)
  Discretionary
26.0%                               18.4%        11.4%        11.4%           8.3%        7.2%         11.6%

Corporate Bonds(2)        Mortgage-         Asset-
                             Backed         Backed
             5.0%              0.2%           0.5%

(1)  Includes Consumer Staples 5.9%, Financials 3.0% and Energy 2.7%.
(2) Includes Telecommunication 1.5%, Materials 1.4%, Consumer Discretionary 1.0%, Industrials 0.6%, Health Care 0.3 and Financials 0.2%.

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

The Floating Rate Fund invests primarily in floating rate loans, the market value of which may fluctuate, sometimes rapidly and unpredictably. The principal risks of investing in the Fund include liquidity risk, interest rate risk, credit risk, counterparty risk, highly leveraged transactions risk, derivatives risk, confidential information access risk, and impairment of collateral risk. Generally, when interest rates rise, the prices of fixed income securities fall, however, securities or loans with floating interest rates can be less sensitive to interest rate changes, but they may decline in value if their interest rates do not rise as much as interest rates in general. Limited liquidity may affect the ability of the Fund to purchase or sell floating rate loans and may have a negative impact on fund performance. The floating rate loans and securities in which the fund invests generally are lower-rated (non-investment grade) and are more likely to experience a default, which results in more volatile prices and more risk to principal and income than investment grade loans or securities. See the Fund's prospectus for information on these and other risks associated with the Fund.

--------------------------------------------------------------------------------

                         RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

QUALITY BREAKDOWN

Percentage of portfolio assets excluding cash equivalents
(PIE CHART)

AAA Rating                                                                        0.2%
AA Rating                                                                         0.5%
A Rating                                                                          0.2%
BBB Rating                                                                        1.4%
BB Rating                                                                        25.1%
B Rating                                                                         68.1%
CCC Rating                                                                        4.3%
D Rating                                                                          0.1%
Non-rated                                                                         0.1%

Ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                               HIGH
                              MEDIUM     QUALITY
   X                           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Lynn Hopton                         21
Colin Lundgren, CFA                 18
Erol Sonderegger, CFA               12
Yvonne Stevens                      21

FUND FACTS

                        TICKER SYMBOL      INCEPTION DATE
Class A                     RFRAX                    02/16/06
Class B                     RSFBX                    02/16/06
Class C                     RFRCX                    02/16/06
Class I                     RFRIX                    02/16/06
Class R4(1)                    --                    02/16/06
Class W                     RFRWX                    12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class R4
Total net assets                               $684.3 million
Number of holdings                                        503
Weighted average life(2)                            5.7 years
Weighted average loan and bond
   rating(3)                                               B+

(2) WEIGHTED AVERAGE LIFE measures a loan's or a bond's maturity, which takes into consideration the possibility that the issuer may call the loan or bond before its maturity date.
(3) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Floating Rate Fund Class A (excluding
  sales charge)                                         +3.18

Credit Suisse First Boston Leveraged Loan Index
  (unmanaged)                                           +3.42

(see "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.07%                        1.06%
Class B                                           1.83%                        1.82%
Class C                                           1.82%                        1.81%
Class I                                           0.76%                        0.76%
Class R4(b)                                       1.05%                        0.94%
Class W(c)                                        1.22%                        1.21%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.06% for Class A, 1.82% for Class B, 1.81% for Class C, 0.76% for Class I, 0.94% for Class R4 and 1.21% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                         RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 2/16/06)          +3.18%    +4.43%
 Class B (inception 2/16/06)          +2.41%    +3.65%
 Class C (inception 2/16/06)          +2.40%    +3.63%
 Class I (inception 2/16/06)          +3.51%    +4.76%
 Class R4* (inception 2/16/06)        +3.33%    +4.59%
 Class W (inception 12/1/06)            N/A     +0.77%**

WITH SALES CHARGE
 Class A (inception 2/16/06)          -1.72%    +0.99%
 Class B (inception 2/16/06)          -2.42%    +1.00%
 Class C (inception 2/16/06)          +1.44%    +3.63%

AT JUNE 30, 2007
                                                 SINCE
WITHOUT SALES CHARGE                 1 YEAR    INCEPTION
 Class A (inception 2/16/06)          +7.09%    +7.16%
 Class B (inception 2/16/06)          +6.28%    +6.36%
 Class C (inception 2/16/06)          +6.28%    +6.34%
 Class I (inception 2/16/06)          +7.43%    +7.50%
 Class R4* (inception 2/16/06)        +7.25%    +7.33%
 Class W (inception 12/1/06)            N/A     +4.02%**

WITH SALES CHARGE
 Class A (inception 2/16/06)          +2.00%    +3.42%
 Class B (inception 2/16/06)          +1.28%    +3.49%
 Class C (inception 2/16/06)          +5.28%    +6.34%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Floating Rate Fund discusses the Fund's results and strategy for the annual period ended July 31, 2007.

At July 31, 2007, approximately 27% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Floating Rate Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 48, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Floating Rate Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 12 and 45.

Q: How did RiverSource Floating Rate Fund perform for the 12-month period ended
   July 31, 2007?

A: RiverSource Floating Rate Fund returned 3.18% (Class A shares, excluding sales charge) for the 12-months ended July 31, 2007. The Fund underperformed its benchmark, the unmanaged Credit Suisse First Boston Leveraged Loan Index (CSFB Index), which returned 3.42% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: Floating rate assets, including leveraged bank loans, performed well from the start of the annual period in August 2006 through June 2007. A floating rate asset is a bond or loan whose interest rate floats based on a market interest rate plus a premium; its coupon rate resets periodically to incorporate changes in the market rate. July brought an unprecedented and dramatic dislocation in the fixed income market in general, and in high yield debt and leveraged bank loans, in particular.

   In July, the ongoing turmoil in the subprime mortgage market spilled over into other parts of the debt and credit markets. A number of hedge funds collapsed, largely as a result of their subprime mortgage holdings, although their selling activity included other fixed income securities and loans as well. Other leveraged vehicles with market value triggers and those experiencing redemptions also became forced sellers as the market declined and lenders tightened their financing terms. The collateralized loan obligation (CLO)

--------------------------------------------------------------------------------

                         RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   pipeline that generated over $60 billion of demand for leveraged bank loans in the first five months of 2007 was effectively shut down in July, due primarily to the fallout from the subprime mortgage debacle. In short, credit-sensitive fixed income sectors suffered the most.

   Another factor impacting the market and the Fund was the surplus of unsold leveraged bank loans, and to a lesser degree of high yield bonds, from significant financings to buyout sponsors that the banks committed to before the market dropped. Investment and other banks also had material holdings of loans that were in CLO warehouses and in proprietary trading lines. This negative shift in the supply/demand dynamics of the market occurred swiftly.

   It is important to note that the drop in value within the leveraged bank loan market -- and in credit markets more broadly -- during July was the result of this technical dislocation between supply and demand rather than any fundamental credit concerns regarding the leveraged bank loan and high yield debt markets. In fact, the economic backdrop continued to be strong for issuers in the high yield debt universe, and defaults continued to be at historic lows. Fortunately, the Fund's relatively more conservative positioning within its leveraged bank loan holdings helped it outperform its benchmark CSFB Index in July. The Fund returned -3.13% (Class A shares, excluding sales charge) for the month ended July 31, 2007, outperforming the -3.32% monthly return for the CSFB Index.

   WE CONTINUED TO FOCUS ON THE HIGHEST QUALITY SEGMENTS OF THE LEVERAGED BANK LOAN AND HIGH YIELD DEBT MARKETS.


Q: What changes did you make to the Fund's portfolio during the period?

A: We made relatively few changes to the portfolio's strategy during the period.
   We continued to focus on the highest quality segments of the leveraged bank loan and high yield debt markets. During July, however, we began to increase the Fund's position in cash and cash alternatives given the heightened market volatility. We also sought to take advantage of this volatility by identifying and purchasing what we believed to be attractive securities on a relative value basis when opportunities presented themselves.

--------------------------------------------------------------------------------

 8 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

Q: What is the Fund's tactical view and strategy for the months ahead?

A: On the positive side, there were hedge funds, private equity firms and others who were entering the high yield debt and leveraged bank loan markets at the end of July seeking to take advantage of the supply/demand-driven dislocation. It was unclear, though, whether enough demand would be generated by these investors to compensate for the lack of demand from new CLOs and the outflows/sales of others. Either way, we expect the credit markets to continue to be quite volatile for the remainder of this year. We intend to continue to hold higher cash balances than in the past and to emphasize higher quality securities within the high yield universe. Although the economy has been strong, we remain concerned that the turmoil in the subprime mortgage and housing markets may yet spill over into the broader economy and slow growth going forward. We are also concerned about a global credit and liquidity crunch. We are hopeful that recent actions by the European Central Bank and the Federal Reserve Board may help to alleviate pressures in the global credit markets going forward.

   Regardless of economic or market conditions, we will continue to invest in a diversified portfolio of senior secured floating rate loans and bonds, as we seek to provide a high level of current income and, as a secondary objective, preservation of capital.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

                         RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Floating Rate Fund Class A shares (from 3/1/06 to 7/31/07)* as compared to the performance of one widely cited performance index, the Credit Suisse First Boston (CSFB) Leveraged Loan Index. In comparing the Fund's Class A shares to the index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 16, 2006. Credit Suisse First Boston Leveraged Loan Index data is from March 1, 2006.

COMPARATIVE RESULTS

                                                        SINCE
Results at July 31, 2007                  1 YEAR     INCEPTION(2)
RIVERSOURCE FLOATING RATE FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,318       $10,143
        Average annual total return         +3.18%        +0.99%
CREDIT SUISSE FIRST BOSTON LEVERAGED LOAN INDEX(1)
        Cumulative value of $10,000       $10,342       $10,608
        Average annual total return         +3.42%        +4.24%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE FLOATING RATE FUND LINE GRAPH)

                                                             RIVERSOURCE FLOATING RATE FUND
                                                            CLASS A (INCLUDES SALES CHARGE)        CREDIT SUISSE FIRST BOSTON
                                                                       ($10,143)               LEVERAGED LOAN INDEX (1) ($10,608)
                                                            -------------------------------    ----------------------------------
3/1/06                                                                   9,525                               10,000
7/31/06                                                                  9,631                               10,257
1/31/07                                                                 10,218                               10,680
7/31/07                                                                 10,143                               10,608

(1) The Credit Suisse First Boston (CSFB) Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices.
(2) Fund data is from Feb. 16, 2006. Credit Suisse First Boston Leveraged Loan Index data is from March 1, 2006.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $  992.70         $ 5.09(c)        1.03%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.69         $ 5.16(c)        1.03%
 Class B
   Actual(b)                   $1,000         $  989.00         $ 8.83(c)        1.79%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.92         $ 8.95(c)        1.79%
 Class C
   Actual(b)                   $1,000         $  989.00         $ 8.78(c)        1.78%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.97         $ 8.90(c)        1.78%
 Class I
   Actual(b)                   $1,000         $  995.30         $ 3.51(c)         .71%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.27         $ 3.56(c)         .71%
 Class R4*
   Actual(b)                   $1,000         $  994.30         $ 4.45(c)         .90%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.33         $ 4.51(c)         .90%
 Class W
   Actual(b)                   $1,000         $  992.10         $ 5.68(c)        1.15%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.09         $ 5.76(c)        1.15%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: -0.73% for Class A, -1.10% for Class B, -1.10% for Class C, -0.47% for Class I, -0.57% for Class R4 and -0.79% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.06% for Class A, 1.82% for Class B, 1.81% for Class C, 0.76% for Class I, 0.94% for Class R4 and 1.21% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $5.24 for Class A, $8.98 for Class B, $8.93 for Class C, $3.76 for Class I, $4.65 for Class R4 and $5.98 for Class W; the hypothetical expenses paid would have been $5.31 for Class A, $9.10 for Class B, $9.05 for Class C, $3.81 for Class I, $4.71 for Class R4 and $6.06 for Class W.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

SENIOR LOANS (88.4%)(i)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AEROSPACE & DEFENSE (1.4%)
Axle Tech Intl
 2nd Lien Term Loan
  04-21-13                             11.86%       $500,000                  $498,125
Axle Tech Intl
 Tranche B Term Loan
  10-21-12                         7.32-7.36       1,865,672                 1,858,674
Communications & Power Inds
 Term Loan
  07-23-10                         7.50-9.50         979,507                   959,917
Hawker Beechcraft
 Letter of Credit
  03-28-14                              5.26         156,028                   146,667
Hawker Beechcraft
 Tranche B Term Loan
  03-28-14                         7.32-7.36       1,839,362                 1,750,852
Midwestern Aircraft
 Tranche B Term Loan
  12-31-11                              7.11       1,013,089                 1,015,622
Standard Aero
 Tranche B Term Loan
  08-24-12                              7.57         248,219                   240,773
TransDigm
 Term Loan
  05-26-13                              7.36       1,300,000                 1,288,625
Wesco Aircraft Hardware
 1st Lien Term Loan
  09-29-13                              7.61         785,333                   762,268
Wesco Aircraft Hardware
 2nd Lien Term Loan
  03-29-14                             11.11         775,000                   744,000
                                                                       ---------------
Total                                                                        9,265,523
--------------------------------------------------------------------------------------

AIRLINES (1.7%)
American Airlines
 1st Lien Term Loan
  12-17-10                         7.36-7.41       2,393,939                 2,294,447
Delta Airlines
 2nd Lien Term Loan
  04-30-14                              8.61       1,825,000                 1,774,046

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AIRLINES (CONT.)
Delta Airlines
 Synthetic Revolver Term Loan
  04-30-12                              7.36%     $2,173,500                $2,024,072
United Airlines
 Term Loan
  02-01-14                              7.38       2,750,000                 2,548,343
US Airways Group
 Term Loan
  03-19-14                              7.86       2,850,000                 2,708,696
                                                                       ---------------
Total                                                                       11,349,604
--------------------------------------------------------------------------------------

AUTOMOTIVE (4.5%)
Accuride
 Tranche B Term Loan
  01-31-12                              7.38       1,107,727                 1,071,039
Cooper Standard Auto
 Tranche D Term Loan
  12-23-11                              7.88         492,500                   480,188
Dana
 Debtor in Possession Term Loan
  09-03-07                              7.88       1,175,000(k)              1,175,544
Delphi
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                              7.63       2,500,000(k)              2,441,675
Dura Operating
 2nd Lien Term Loan
  05-03-11                             10.07         500,000                   480,000
Dura Operating
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                              8.57       1,850,676(k)              1,833,094
Dura Operating
 Letter of Credit
  12-31-07                              8.57         224,324                   222,530
Federal Mogul
 Tranche B
 Debtor in Possession Term Loan
  12-31-07                              7.07       2,875,000(k)              2,819,311

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 14 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AUTOMOTIVE (CONT.)
Goodyear Engineered Product
Delayed Draw Term Loan
  07-13-14                              2.50%       $150,000(b)               $149,625
Goodyear Engineered Product
 Term Loan
  07-13-14                              2.50       1,050,000(b)              1,029,000
Goodyear Tire & Rubber
 2nd Lien Term Loan
  04-30-14                              6.85       1,850,000                 1,743,625
Mark IV
 2nd Lien Term Loan
  12-21-11                       11.07-11.13       1,000,000                   963,330
Mark IV
 Tranche B 1st Lien Term Loan
  06-23-11                         7.82-7.89         867,151                   851,976
Metaldyne
 Letter of Credit
  08-18-11                         3.90-9.13         304,167                   298,083
Metaldyne
 Tranche B Term Loan
  01-11-14                              9.13       2,068,333                 2,026,967
Motorsports Aftermarket
 1st Lien Term Loan
  11-01-13                              7.86       1,268,625                 1,255,939
Navistar
 Letter of Credit
  01-19-12                         5.17-8.61       1,186,667                 1,154,033
Navistar
 Term Loan
  01-19-12                              8.61       3,263,333                 3,140,957
Oshkosh Truck
 Tranche B Term Loan
  12-06-13                              7.11       1,492,500                 1,429,069
Plastech Engineered Products
 1st Lien Term Loan
  02-12-13                             10.88         820,875                   783,936
TRW Automotive Acquisition
 Term Loan
  05-13-13                              6.88       2,325,000                 2,263,969
Visteon
 Term Loan
  06-05-13                              8.38       2,250,000                 2,041,875

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
AUTOMOTIVE (CONT.)
Visteon
 Term Loan
  12-13-13                              8.38%     $1,125,000                $1,033,121
                                                                       ---------------
Total                                                                       30,688,886
--------------------------------------------------------------------------------------

BANKING (0.1%)
Ashtead Group
 Term Loan
  08-31-11                              7.13         950,000                   929,224
--------------------------------------------------------------------------------------

BUILDING MATERIALS (0.7%)
Builders Materials
 Term Loan
  03-19-14                              8.13       1,343,258                 1,242,514
Jacuzzi Brands
 Letter of Credit
  02-07-14                              5.25         162,162                   149,189
Jacuzzi Brands
 Term Loan
  02-07-14                         7.57-7.63       1,834,189                 1,673,698
Nortek
 Tranche B Term Loan
  08-27-11                         7.61-9.50         987,310                   952,754
TE/Tousa
 Term Loan
  08-01-08                              8.25       1,000,000                 1,005,000
                                                                       ---------------
Total                                                                        5,023,155
--------------------------------------------------------------------------------------

CHEMICALS (4.5%)
Brenntag Holding
 Tranche B2 Term Loan
  01-17-14                              7.39         401,818(c)                405,334
Brenntag
 Term Loan
  01-17-14                              7.39          98,182(c)                 95,236
Celanese
 Term Loan
  04-06-14                              7.11         892,750(c)                843,649
Cognis Deutschland
 1st Lien Term Loan
  09-15-13                              7.36       3,050,000(c)              2,893,688
Georgia Gulf
 Tranche B Term Loan
  10-13-13                              7.82       1,926,359                 1,849,305

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  15

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
CHEMICALS (CONT.)
Hercules
Tranche B Term Loan
  10-08-10                              6.82%     $1,528,205                $1,495,731
Hexion Specialty Chemicals
 Tranche C1 Term Loan
  05-05-13                              7.63       1,524,981                 1,480,314
Hexion Specialty Chemicals
 Tranche C2 Term Loan
  05-05-13                              7.63         331,269                   314,318
Hexion Specialty Chemicals
 Tranche C4 Term Loan
  05-05-13                              7.63       1,463,938                 1,389,028
Huntsman Intl LLC
 Tranche B Term Loan
  08-16-12                              7.07       1,206,761                 1,172,971
Ineos Group Holdings
 Tranche A4 Term Loan
  12-16-12                         7.58-7.59       2,208,645(c)              2,134,103
Ineos Group Holdings
 Tranche B2 Term Loan
  06-30-09                              7.58         195,273(c)                189,658
Ineos Group Holdings
 Tranche C2 Term Loan
  12-16-14                              8.08         195,273(c)                190,758
Invista Canada
 Tranche B2 Term Loan
  04-29-11                         6.85-6.86         887,021                   849,323
Invista SARL
 Tranche B1 Term Loan
  04-29-11                              6.86       1,638,030                 1,568,414
ISP Chemco
 Tranche B Term Loan
  06-01-14                              7.13       1,532,019                 1,447,758
Kraton Polymers
 Term Loan
  05-12-13                              7.38       1,346,430                 1,299,305
Lyondell Chemical
 Term Loan
  08-16-13                              6.86       1,439,125                 1,405,550
MacDermid
 Term Loan
  04-07-14                              7.36       1,097,250                 1,082,624
Millinium Chemicals
 1st Lien Term Loan
  05-15-14                              7.61       1,450,000                 1,416,476

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
CHEMICALS (CONT.)
Millenium Chemicals
 2nd Lien Term Loan
  11-15-14                             11.11%       $825,000                  $805,926
Nalco
 Tranche B Term Loan
  11-01-10                         7.07-7.12         828,189                   811,112
Rockwood Specialties
 Tranche E Term Loan
  12-13-13                              6.86       2,594,438                 2,516,605
Solutia
 Tranche B
 Debtor in Possession Term Loan
  03-31-08                              8.36       3,429,928(k)              3,378,478
                                                                       ---------------
Total                                                                       31,035,664
--------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.5%)
Chart Holdings
 1st Lien Term Loan
  10-17-12                              7.38         618,596                   606,224
Flowserve
 Tranche B Term Loan
  08-10-12                              6.88       2,893,292                 2,847,490
Nacco Materials
 Term Loan
  05-15-13                         7.32-7.36         990,000                   970,200
Neff
 2nd Lien Term Loan
  11-30-14                              8.90       2,300,000                 2,150,500
Terex
 Term Loan
  07-14-13                              7.11       1,725,231                 1,707,979
United Rentals
 Term Loan
  02-14-11                              7.32         557,518                   544,277
United Rentals
 Tranche B Term Loan
  02-14-11                              5.32         254,418                   249,330
Xerium Technologies
 Tranche B Term Loan
  05-18-12                              8.11       1,211,480                 1,163,020
                                                                       ---------------
Total                                                                       10,239,020
--------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.9%)
Acco Brands
 Tranche D Term Loan
  08-17-12                              7.11       1,119,549                 1,069,170

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
CONSUMER PRODUCTS (CONT.)
Amscan Holdings
Term Loan
  05-25-13                         7.57-7.62%     $1,820,438                $1,711,211
Chattem
 Tranche B Term Loan
  01-02-13                         7.09-7.11         706,875                   685,669
Fender Musical Instruments
 Delayed Draw Term Loan
  06-07-12                              0.00         566,667(b,j)              568,083
Fender Musical Instruments
 Term Loan
  06-07-12                              7.65       1,133,333                 1,088,000
Huish Detergents
 2nd Lien Term Loan
  11-07-14                              9.57       1,200,000                 1,056,000
Huish Detergents
 Term Loan
  04-26-14                              7.32       1,050,000                   945,000
Jarden
 Tranche B1 Term Loan
  01-24-12                              7.11       1,589,864                 1,555,793
Simmons
 Tranche D Term Loan
  12-19-11                         7.38-7.44       2,681,019                 2,639,142
Spectrum Brands
 Letter of Credit
  04-04-13                              5.17          66,452                    64,209
Spectrum Brands
 Tranche B2 Term Loan
  04-04-13                              9.32         239,227                   224,873
Visant
 Tranche C Term Loan
  10-04-11                              7.33         844,846                   828,160
Weight Watchers Intl
 1st Lien Term Loan
  01-31-14                              6.88         597,000                   585,060
                                                                       ---------------
Total                                                                       13,020,370
--------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (4.2%)
Alixpartners LLC
 Tranche B Term Loan
  10-12-13                              7.61       2,164,125                 2,120,843
Blount
 Tranche B Term Loan
  08-09-10                         7.07-7.11       1,939,226                 1,923,479

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
DIVERSIFIED MANUFACTURING (CONT.)
Coinmach
 Tranche B1 Term Loan
  12-19-12                              7.88%       $180,717                  $179,135
Contech
 Term Loan
  01-31-13                         7.32-7.34       2,262,378                 2,239,754
Foamex LP
 Tranche B Term Loan
  02-12-13                         7.57-7.61         776,471                   729,882
Generac
 2nd Lien Term Loan
  05-10-14                             11.35         650,000                   512,688
General Power Systems
 Term Loan
  11-09-13                              7.86         891,000                   810,810
GenTek
 1st Lien Term Loan
  02-28-11                         7.32-7.36       1,220,619                 1,184,000
GPX Intl Tire
 Tranche B Term Loan
  04-06-12                        8.36-10.25         987,500                   948,000
Hillman Group
 Tranche B Term Loan
  03-31-11                              8.38       1,977,475                 1,982,418
Invensys
 Tranche A Term Loan
  12-14-12                              7.36         527,083(c)                519,177
Invensys
 Tranche B Term Loan
  01-15-11                              7.36         622,917(c)                613,573
Itron
 Term Loan
  04-18-14                              7.36       1,645,875                 1,615,015
Johnson Diversey
 Tranche B Term Loan
  12-16-11                              7.86         515,520                   498,766
Maxim Crane Works LP
 Tranche B Term Loan
  06-29-14                         7.32-7.36       1,000,000                   972,500
New Customer Service
 Term Loan
  05-22-14                         2.86-7.86       1,963,910                 1,855,895
Petroleum Geo-Services
 Term Loan
  12-16-12                         7.61-7.62         897,750                   868,573

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  17

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
DIVERSIFIED MANUFACTURING (CONT.)
Rexnord Holdings
Tranche B Term Loan
  07-21-13                         7.84-7.86%     $1,448,361                $1,390,426
Rexnord
 Incremental Term Loan
  07-19-13                              7.64       1,299,779                 1,286,781
RSC Holding III
 2nd Lien Term Loan
  11-30-13                              8.86       1,412,617                 1,398,491
Sensus Metering Systems
 Tranche B1 Term Loan
  12-17-10                         7.36-7.38       1,912,774                 1,855,390
Sensus Metering Systems
 Tranche B2 Term Loan
  12-31-10                         7.36-7.38         179,879                   178,080
TriMas
 Letter of Credit
  08-02-11                         7.59-7.61       1,494,953                 1,480,004
TriMas
 Tranche B1 Term Loan
  07-18-13                              7.57          93,750                    92,813
Wire Rope Corp of America
 Delayed Draw Term Loan
  01-29-14                              0.75         274,286(b,j)              268,800
  01-29-14                              7.59         182,400                   178,752
Wire Rope Corp of America
 Term Loan
  01-29-14                              7.61       1,140,000                 1,117,200
                                                                       ---------------
Total                                                                       28,821,245
--------------------------------------------------------------------------------------

ELECTRIC (5.1%)
AES
 Term Loan
  08-10-11                         7.19-7.25       1,571,429                 1,520,357
ANP Funding I LLC
 Tranche A 2nd Lien Term Loan
  07-29-10                              8.86         174,357                   172,613
Bicent Power
 Term Loan
  07-12-14                              7.36         200,000                   197,000
Boston Generating LLC
 Letter of Credit
  12-20-13                              5.24         224,138                   217,078

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
ELECTRIC (CONT.)
Boston Generating LLC
 Revolver
  12-20-13                              5.24%        $62,759                   $60,782
Boston Generating LLC
 Tranche B Term Loan
  12-20-13                              7.61       1,008,038                   967,212
Calpine
 Tranche B
 Debtor in Possession Term Loan
  03-29-09                              7.61       5,062,313(k)              4,809,196
Cogentrix
 Term Loan
  04-14-12                              6.86       1,185,618                 1,172,777
Coleto Creek Power
 2nd Lien Term Loan
  06-30-12                              9.36         693,000                   665,280
Enersys
 Term Loan
  03-17-11                         7.07-7.15       1,977,328(c)              1,927,895
HCP Acquisition
 1st Lien Term Loan
  02-13-14                              7.59       1,094,500                 1,091,764
HCP Acquisition
 2nd Lien Term Loan
  02-13-15                              9.61       1,200,000                 1,200,000
La Paloma
 2nd Lien Term Loan
  08-16-13                              8.86       2,777,778                 2,729,167
LS Power
 2nd Lien Term Loan
  05-01-15                              9.11         700,000                   647,500
LS Power
 Term Loan
  05-01-14                              7.36       1,036,750                   969,361
Metcalf Energy Center
 Term Loan
  06-20-10                              8.36       3,000,000                 3,014,999
NE Energy
 2nd Lien Term Loan
  05-01-14                              9.88       1,000,000                 1,010,000
NE Energy
 Letter of Credit
  11-01-13                              7.86         179,675                   175,857

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
ELECTRIC (CONT.)
NE Energy
Tranche B Term Loan
  11-01-13                              7.86%     $1,512,724                $1,473,015
NRG Energy
 Letter of Credit
  02-01-13                              7.11         751,240                   715,556
NRG Energy
 Term Loan
  02-01-13                              7.11       1,809,564                 1,738,322
  06-08-14                              0.50         606,771(b,j)              585,534
Reliant Energy
 Letter of Credit
  06-30-14                              5.19       1,650,000                 1,567,500
TPF Generation Holdings LLC
 2nd Lien Term Loan
  12-15-14                              9.61       2,525,000                 2,461,875
TPF Generation Holdings LLC
 Letter of Credit
  12-15-13                              7.37         120,434                   115,617
TPF Generation Holdings LLC
 Revolver
  12-15-11                              7.37          37,754                    36,244
TPF Generation Holdings LLC
 Term Loan
  12-15-13                              7.36         636,378                   613,042
USPF Holdings LLC
 Term Loan
  04-11-14                         7.08-7.09       2,725,000                 2,721,594
                                                                       ---------------
Total                                                                       34,577,137
--------------------------------------------------------------------------------------

ENTERTAINMENT (2.3%)
AMC Entertainment
 Term Loan
  01-26-13                              7.07       1,718,659                 1,653,144
AMF Bowling Worldwide
 Term Loan
  06-12-13                              7.82       1,275,000                 1,224,000
Cedar Fair
 Tranche B Term Loan
  08-30-12                              7.32         673,000                   648,005
Cinemark USA
 Term Loan
  10-05-13                         7.04-7.15       2,208,313                 2,124,573

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
ENTERTAINMENT (CONT.)
Hit Entertainment
 2nd Lien Term Loan
  02-26-13                             10.86%       $500,000                  $487,500
Hit Entertainment
 Term Loan
  03-20-12                              7.34       1,984,847                 1,910,415
MGM Holdings II
 Tranche B1 Term Loan
  04-08-12                              8.61       2,842,875                 2,741,015
Natl CineMedia LLC
 Term Loan
  02-13-15                              7.11         875,000                   837,445
Regal Cinemas
 Tranche B Term Loan
  10-27-13                              6.86         966,426                   928,977
Six Flags Theme Parks
 Tranche B Term Loan
  04-30-15                              7.61       3,025,000                 2,801,149
Warner Music Group
 Tranche B Term Loan
  02-28-11                              7.36         387,634                   375,521
                                                                       ---------------
Total                                                                       15,731,744
--------------------------------------------------------------------------------------

ENVIRONMENTAL (0.9%)
Allied Waste North America
 Term Loan
  03-28-14                         7.06-7.14       1,326,034                 1,281,837
Allied Waste North America
 Credit Linked Deposit
  03-28-14                              5.32         650,000                   627,250
EnviroSolutions Real Property
 Term Loan
  07-07-12                              8.89         699,713                   701,462
Synagro Technologies
 2nd Lien Term Loan
  09-30-14                             10.11       1,650,000                 1,567,500
Synagro Technologies
 Term Loan
  04-02-14                              7.36       2,000,000                 1,900,000
                                                                       ---------------
Total                                                                        6,078,049
--------------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.2%)
Advance Food
 Delayed Draw Term Loan
  03-31-08                              0.75         255,556(b,j)              242,139

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  19

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
FOOD AND BEVERAGE (CONT.)
Advance Food
Tranche B Term Loan
  03-16-14                              7.11%       $892,208                  $845,367
Aramark
 Letter of Credit
  01-26-14                              7.36         148,211                   139,936
Aramark
 Term Loan
  01-20-14                              7.36       2,106,658                 1,982,007
B&G Foods
 Tranche C Term Loan
  02-23-13                              7.36         621,739                   609,304
Best Brands
 Tranche B Term Loan
  12-12-12                              8.07         754,345                   712,856
Birds Eye Foods
 Term Loan
  03-22-13                              7.11         907,375                   877,885
Bumble Bee Seafoods LLC
 Term Loan
  05-02-12                              7.11       2,000,000                 1,920,000
Chiquita Brands LLC
 Tranche C Term Loan
  06-28-12                              8.38       2,025,815                 1,971,118
Constellation Brands
 Tranche B Term Loan
  06-05-13                              6.88       1,931,373                 1,881,080
Dean Foods
 Tranche B Term Loan
  04-02-14                              6.86       1,596,000                 1,538,145
Del Monte
 Tranche B Term Loan
  02-08-12                              6.82       2,800,049                 2,695,048
FSB Global
 2nd Lien Term Loan
  03-29-14                             11.13         525,000                   525,000
FSB Global
 Tranche B Term Loan
  09-29-13                              7.88         500,000                   498,125
OSI Group
 Term Loan
  09-02-11                              7.36       1,358,397                 1,304,061
Restaurant Company
 Tranche B Term Loan
  05-03-13                        8.11-10.00         990,000                   967,725

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
FOOD AND BEVERAGE (CONT.)
THL Food Products
 Tranche B1 Term Loan
  11-21-10                              7.36%     $1,448,629                $1,416,034
United Agricultural Products
 Term Loan
  06-01-12                              7.36       1,014,750                   974,160
William Bolthouse Farms
 Tranche B Term Loan
  12-16-12                              7.63         492,500                   480,188
                                                                       ---------------
Total                                                                       21,580,178
--------------------------------------------------------------------------------------

GAMING (4.1%)
BLB Worldwide Holdings
 1st Lien Term Loan
  07-18-11                         7.82-7.88       2,469,816                 2,445,117
Cannery Casino
 2nd Lien Term Loan
  05-18-14                              9.61       1,000,000                   965,000
Cannery Casino
 Delayed Draw Term Loan
  05-18-13                              2.25         757,480(b,j)              727,181
  05-18-13                              7.61          72,835                    69,921
Cannery Casino
 Term Loan
  05-18-13                              7.61       1,019,685                   978,898
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                              2.00         933,333(b,j)              865,667
Fontainebleau Las Vegas
 Term Loan
  06-05-14                              8.61       1,866,667                 1,768,667
Golden Nugget
 2nd Lien Term Loan
  06-22-14                              8.57       2,025,000                 1,878,188
Golden Nugget
 Delayed Draw Term Loan
  06-22-14                              0.00       1,163,636(b,j)            1,154,909
Golden Nugget
 Term Loan
  06-22-14                              7.32       2,036,364                 1,909,091
Greektown Casino LLC
 Delayed Draw Term Loan
  12-03-12                              3.25         300,000(b,j)              294,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
GAMING (CONT.)
Greektown Casino LLC
Tranche B Term Loan
  12-03-12                              7.85%       $299,700                  $293,706
Green Valley Ranch
 2nd Lien Term Loan
  08-16-14                              8.61       1,400,000                 1,334,662
Green Valley Ranch
 Term Loan
  02-16-14                         7.32-7.36         816,966                   792,048
Greenwood Racing
 Term Loan
  11-28-11                              7.57       1,019,875                   973,981
Herbst Gaming
 Delayed Draw Term Loan
  01-03-14                              7.24         399,000                   383,040
Herbst Gaming
 Term Loan
  01-03-14                              7.24         796,000                   764,160
Isle of Capri Casinos Black Hawk
 Delayed Draw Term Loan
  01-18-15                              1.75         352,941                   335,294
Isle of Capri Casinos Black Hawk
 Term Loan
  01-18-15                              1.75         882,353                   838,235
Isle of Capri Casinos Black Hawk
 Tranche A Delayed Draw Term Loan
  01-18-15                              1.75         264,706(b)                264,706
Penn Natl Gaming
 Tranche A Term Loan
  10-03-11                              6.86         558,140                   552,212
Penn Natl Gaming
 Tranche B Term Loan
  10-03-12                              7.11         492,481                   481,400
Pinnacle Entertainment
 Delayed Draw Term Loan
  12-14-11                              2.25       1,595,455(b)              1,515,682
Seminole Tribe of Florida
 Tranche B1 Delayed Draw Term Loan
  03-03-14                              0.75         124,696(b,j)              118,150
  03-03-14                              6.88         124,967                   118,150
Seminole Tribe of Florida
 Tranche B2 Delayed Draw Term Loan
  03-03-14                              6.88         841,700                   801,720

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
GAMING (CONT.)
Seminole Tribe of Florida
 Tranche B3 Delayed Draw Term Loan
  03-05-14                              6.88%       $833,907                  $790,127
Venetian Casino Resort
 Delayed Draw Term Loan
  05-18-14                              0.00         730,000(b,j)              689,244
Venetian Casino Resort
 Term Loan
  05-18-14                              7.11       2,920,000                 2,757,589
Venetian Macao
 Tranche B Term Loan
  05-23-13                              7.61       1,250,000                 1,206,875
                                                                       ---------------
Total                                                                       28,067,620
--------------------------------------------------------------------------------------

GAS PIPELINES (1.5%)
Callon Petroleum
 Term Loan
  04-19-14                             12.32       2,975,000                 3,004,749
CGG -- Compagnie
 Term Loan
  01-12-14                              7.36       1,208,250(c)              1,147,838
Coffeyville Resources
 Letter of Credit
  12-28-10                              5.25         133,784                   125,757
Coffeyville Resources
 Tranche D Term Loan
  12-28-13                         8.25-8.36         687,764                   649,367
El Paso
 Letter of Credit
  07-11-11                              5.22         475,000                   459,563
Hercules Offshore
 Term Loan
  07-13-13                              7.11       1,000,000                   960,000
Kinder Morgan
 Tranche B Term Loan
  05-30-14                              6.82       4,125,000                 3,934,218
                                                                       ---------------
Total                                                                       10,281,492
--------------------------------------------------------------------------------------

HEALTH CARE (7.6%)
Advanced Medical Optics
 Term Loan
  04-02-14                         7.09-7.11       2,992,500                 2,925,169
AGA Medical
 Tranche B Term Loan
  04-28-13                              7.36       2,087,745                 2,045,990

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  21

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
AMN Healthcare Services
Term Loan
  11-02-11                              7.11%       $960,851                  $922,417
Biomet
 Term Loan
  07-12-14                              3.00       1,475,000(b)              1,404,938
Carestream Health
 Term Loan
  04-10-13                         7.32-7.36       2,000,000(b)              1,900,000
  04-10-13                         7.32-7.36       2,500,000                 2,375,000
CHG Healthcare Services
 Letter of Credit
  12-20-13                              7.86         155,000                   155,388
CHG Healthcare Services
 Term Loan
  12-20-12                         7.82-9.75         618,450                   619,996
CHG Healthcare Services
 2nd Lien Term Loan
  12-20-13                             11.32         525,000                   532,875
Community Health
 Delayed Draw Term Loan
  06-28-14                              0.50         247,486(b,j)              234,907
Community Health
 Term Loan
  06-28-14                              7.57       3,752,514                 3,563,311
DaVita
 Tranche B1 Term Loan
  10-05-12                              6.86       2,025,000                 1,944,628
DJ Orthopedics LLC
 Tranche B Term Loan
  04-07-13                              6.88         867,143                   843,296
Emdeon Business Services
 1st Lien Term Loan
  11-16-13                              7.61       1,828,373                 1,746,097
Emdeon Business Services
 Tranche C 2nd Lien Term Loan
  05-16-14                             10.36         975,000                   965,250
Encore Medical Finance
 Tranche B Term Loan
  11-03-13                         7.86-7.90         719,563                   697,976
Hanger Orthopedics Group
 Tranche B Term Loan
  05-26-13                              7.61       1,237,500                 1,225,125

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
HCA
 Tranche B Term Loan
  01-21-13                              7.61%     $4,517,250                $4,320,342
Health Management Assn
 Term Loan
  02-28-14                              7.11       3,466,313                 3,302,737
Healthcare Partners LLC
 Tranche B Term Loan
  10-31-13                              7.13         800,000                   752,000
IASIS Healthcare
 Delayed Draw Term Loan
  03-14-14                              1.00         102,305(b,j)               97,190
  03-14-14                         7.34-7.36         291,177                   276,618
IASIS Healthcare
 Letter of Credit
  03-14-14                              7.32         104,928                    99,682
IASIS Healthcare
 Tranche B Term Loan
  03-14-14                              7.36       1,148,711                 1,089,839
Invacare
 Tranche B Term Loan
  02-12-13                         7.59-7.61         721,375                   687,110
inVentiv Health
 Delayed Draw Term Loan
  07-12-14                              0.00          57,143(b,j)               54,714
inVentiv Health
 Term Loan
  07-12-14                              7.11         942,857                   922,821
Inverness Medical Innovations
 Term Loan
  06-26-14                         7.34-9.25       1,475,000                 1,393,875
LifePoint Hospitals
 Tranche B Term Loan
  04-15-12                              6.99       1,081,094                 1,029,742
Matria Healthcare
 Tranche B Term Loan
  01-19-12                              7.36         270,545                   261,076
Matria Healthcare
 Tranche B2 Term Loan
  01-19-12                              7.36         486,644                   469,612
Natl Mentor Holding
 Letter of Credit
  06-29-13                              5.32         579,665                   573,868

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
HEALTH CARE (CONT.)
Natl Mentor Holding
Tranche B Term Loan
  06-29-13                         7.32-7.36%     $4,174,100                $4,132,358
ReAble Therapeutics Finance LLC
 Term Loan
  11-13-13                              7.88         550,000                   533,500
Royalty Pharma
 Tranche B Term Loan
  04-16-13                              6.84       1,795,500                 1,746,124
Select Medical
 Tranche B Term Loan
  02-24-12                         7.36-9.25       1,236,796                 1,182,377
Skilled Healthcare
 Tranche B Term Loan
  06-15-12                              7.57         393,970                   390,030
Stiefel Laboratories
 Delayed Draw Term Loan
  12-28-13                              7.61       1,306,602                 1,273,937
Stiefel Laboratories
 Term Loan
  12-28-13                              7.61       1,708,261                 1,674,096
Surgical Care Affiliates
 Tranche B Term Loan
  12-27-13                              7.57         675,000                   634,500
Vanguard Health Systems
 Term Loan
  09-23-11                              7.61         892,787                   852,612
                                                                       ---------------
Total                                                                       51,853,123
--------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
Rhodes Ranch
 1st Lien Term Loan
  11-21-10                              8.86         423,077                   408,269
Standard-Pacific
 Tranche B Term Loan
  05-05-13                              6.86         950,000                   878,750
                                                                       ---------------
Total                                                                        1,287,019
--------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.3%)
NewPark Resources
 Tranche B Term Loan
  08-18-11                              8.36       1,508,756                 1,478,581
Riverside Energy Center
 Term Loan
  06-24-11                              9.57         278,905                   275,767

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
INDEPENDENT ENERGY (CONT.)
Rocky Mountain Energy Center
 Term Loan
  06-24-11                              9.57%       $177,579                  $180,686
Rocky Mountain Energy Center
 Credit Linked Deposit
  06-24-11                              5.22          22,441                    22,833
W&T Offshore
 Tranche B Term Loan
  09-30-10                              7.61         297,500                   292,294
                                                                       ---------------
Total                                                                        2,250,161
--------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Alon USA
 Term Loan
  06-09-13                         7.57-7.61       1,485,000                 1,418,175
--------------------------------------------------------------------------------------

LIFE INSURANCE (1.1%)
Asurion
 Term Loan
  07-03-14                              3.00         500,000(b)                466,875
  07-03-14                              8.32       2,950,000                 2,754,562
Conseco
 Term Loan
  06-22-10                              7.32         750,000                   716,250
Conseco
 Tranche B Term Loan
  10-10-13                              7.32       2,186,991                 2,088,577
Swett & Crawford
 1st Lien Term Loan
  04-03-14                              7.61       1,147,125                 1,084,033
Swett & Crawford
 2nd Lien Term Loan
  10-03-14                             10.86         475,000                   432,250
                                                                       ---------------
Total                                                                        7,542,547
--------------------------------------------------------------------------------------

MEDIA CABLE (5.0%)
Cequel Communication LLC
 Tranche B Term Loan
  10-26-13                         7.36-9.25       1,845,375                 1,750,408
Charter Communications Operating
 Term Loan
  04-28-13                              7.36       2,000,000(b)              1,905,000
  04-28-13                              7.36       1,900,000                 1,809,750
Charter Communications
 Tranche B Term Loan
  09-06-14                              7.36         700,000                   646,919

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  23

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA CABLE (CONT.)
CSC Holdings
Incremental Term Loan
  03-29-13                              7.07%     $1,478,362                $1,411,629
DirecTV Holdings
 Tranche B Term Loan
  04-13-13                              6.82       3,363,744                 3,291,558
Discovery Communications
 Tranche B Term Loan
  05-14-14                              7.36       1,925,000                 1,869,656
Hallmark Entertainment
 2nd Lien Term Loan
  04-13-14                              9.36       1,700,000                 1,661,750
Insight Midwest
 Tranche B Term Loan
  04-06-14                              7.36       1,000,000(b)                965,310
  04-06-14                              7.36       1,457,228                 1,406,677
MCC Iowa LLC
 Tranche D1 Term Loan
  01-31-15                         7.07-7.11         995,000                   953,130
Mediacom Illinois LLC
 Tranche C Term Loan
  01-31-15                         7.07-7.11         995,000                   963,658
NTL Telewest
 Tranche B4 Term Loan
  01-10-12                              7.36       1,500,000(c)              1,455,240
Quebecor Media
 Tranche B Term Loan
  01-17-13                              7.36       1,875,203(c)              1,835,355
RCN
 Term Loan
  05-25-14                              7.69       2,975,000                 2,885,750
Univision Communications
 Delayed Draw Term Loan
  09-23-14                              1.00         440,940(b,j)              407,596
Univision Communications
 Term Loan
  09-23-14                              7.61       6,859,060                 6,293,188
UPC Financing Partnership
 Tranche J2 Term Loan
  09-30-12                              7.13         887,500                   853,109
UPC Financing Partnership
 Tranche K2 Term Loan
  12-31-13                              7.13         887,500                   853,109

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA CABLE (CONT.)
Wave Division
 Delayed Draw Term Loan
  06-30-14                              7.87%       $142,500                  $139,650
Wave Division
 Tranche B Term Loan
  06-30-14                              7.84         577,500                   565,950
                                                                       ---------------
Total                                                                       33,924,392
--------------------------------------------------------------------------------------

MEDIA NON CABLE (9.7%)
Advanstar
 2nd Lien Term Loan
  12-01-14                             10.36       1,475,000                 1,450,412
Advanstar
 Term Loan
  05-31-14                              7.61       2,925,000                 2,720,250
American Media Operations
 Term Loan
  01-30-13                              8.59         500,000                   465,000
American Media Operations
 Tranche C Term Loan
  04-01-07                              8.59       1,500,000                 1,395,000
CanWest MediaWorks
 Term Loan
  07-10-14                              7.34       1,475,000(c)              1,438,125
Citadel Communications
 Tranche B Term Loan
  06-12-14                              6.99       2,325,000                 2,162,250
CMP Susquehanna
 Term Loan
  05-05-13                         7.35-7.39       2,941,403                 2,832,953
Cumulus Media
 Term Loan
  06-11-14                         7.07-7.11       1,825,333                 1,787,312
Deluxe Communications
 2nd Lien Term Loan
  11-11-13                             11.36       1,000,000                   973,750
Deluxe Communications
 Tranche A Term Loan
  05-11-13                              5.26          35,433                    35,167
Deluxe Communications
 Tranche B Term Loan
  05-11-13                              7.61         793,701                   757,984
Deluxe Communications
 Tranche C Term Loan
  05-11-13                              7.61          70,866                    69,006

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
Dex Media West LLC
Tranche B2 Term Loan
  03-09-10                         6.84-6.86%       $476,993                  $455,925
Emmis Operating
 Tranche B Term Loan
  11-01-13                         7.32-7.36         704,286                   683,819
F&W Publications
 2nd Lien Term Loan
  02-05-13                              9.60       1,294,283                 1,255,454
Gate House Media
 1st Lien Term Loan
  12-06-13                              7.61       1,575,000                 1,515,938
Gate House Media
 Delayed Draw Term Loan
  08-28-14                         7.35-7.36         665,761                   639,130
Gate House Media
 Term Loan
  12-06-13                              7.36       1,784,239                 1,687,587
Gray Television
 Tranche B Term Loan
  12-31-14                              6.86       2,975,000                 2,796,500
Idearc
 Tranche B Term Loan
  11-17-14                              7.36       2,636,750                 2,528,801
Intelsat
 Term Loan
  02-01-14                              7.86       1,175,000(c)              1,134,850
Lamar Media
 Tranche F Term Loan
  03-31-14                              6.88       1,150,000                 1,081,000
LodgeNet Entertainment
 Tranche B Term Loan
  04-04-14                              7.36       2,875,000                 2,810,313
Media News Group
 Tranche C Term Loan
  08-02-13                              7.09         445,500                   429,908
NEP Broadcasting LLC
 Tranche B Term Loan
  02-16-14                              7.61       1,346,623                 1,292,758
New Publishing
 Tranche B Term Loan
  08-05-12                              8.39       2,258,300                 2,167,968
NextMedia
 2nd Lien Term Loan
  11-15-13                              9.82         500,000                   485,000

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
NextMedia
 Delayed Draw Term Loan
  11-15-12                              7.32%       $146,654                  $139,322
NextMedia
 Term Loan
  11-15-12                              7.32         329,973                   313,474
Nielsen Finance VNU
 Term Loan
  08-09-13                              7.61       2,456,438                 2,348,968
PanAmSat
 Tranche B2 Term Loan
  02-06-14                              7.36       2,044,550                 1,964,813
Penton Media
 1st Lien Term Loan
  02-01-13                              7.61         548,625                   530,339
Penton Media
 2nd Lien Term Loan
  02-01-14                             10.36       1,700,000                 1,640,500
Philadelphia Newspapers LLC
 Tranche B Term Loan
  06-29-13                              8.11       2,626,359                 2,521,304
Reader's Digest Assn
 Tranche B Term Loan
  03-02-14                         7.33-7.38       1,620,938                 1,532,467
Revolution Studios
 2nd Lien Term Loan
  06-21-15                             12.32         525,000                   504,000
Revolution Studios
 Tranche B Term Loan
  12-21-14                              9.07       1,083,555                 1,029,377
RH Donnelly
 Tranche D2 Term Loan
  06-30-11                              6.86         956,256                   915,615
Riverdeep Interactive Learning
 Term Loan
  12-20-13                              8.11       1,991,974                 1,942,175
Spanish Broadcasting System
 Tranche B 1st Lien Term Loan
  06-10-12                              7.11       3,469,680                 3,400,286
Star Tribune
 1st Lien Term Loan
  02-26-14                              7.61       1,496,250                 1,342,136
Star Tribune
 2nd Lien Term Loan
  02-26-15                             11.36       2,100,000                 1,591,800

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  25

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
MEDIA NON CABLE (CONT.)
Tribune
 Term Loan
  05-30-14                              8.36%     $3,625,000                $3,251,190
Van Wagner
 Delayed Draw Term Loan
  07-28-13                              1.00         960,000(b,j)              952,800
  07-28-13                              8.33          40,000                    39,700
Wenner Media LLC
 Term Loan
  10-02-13                              7.11       1,905,000                 1,790,700
Yell Finance
 Tranche B1 Term Loan
  10-29-12                              7.32       1,575,000                 1,539,169
Zuffa
 Term Loan
  06-19-15                              7.38         975,000                   960,375
                                                                       ---------------
Total                                                                       67,302,670
--------------------------------------------------------------------------------------

METALS (1.6%)
Aleris Intl
 Term Loan
  12-19-13                              7.38       3,185,247                 2,946,353
Algoma Steel
 Term Loan
  07-06-13                              7.86         975,000                   916,500
Edgen Murray
 1st Lien Term Loan
  05-11-14                              8.11       2,175,000                 2,142,250
Edgen Murray
 2nd Lien Term Loan
  05-11-15                             11.61       1,000,000                   997,500
Mueller Group
 Term Loan
  05-23-14                         7.07-7.11       1,557,693                 1,531,088
Noranda Aluminum
 Term Loan
  05-18-14                              7.32         616,250                   585,438
Novelis Canada
 Term Loan
  07-10-14                              7.36         539,063                   524,238
Novelis
 Term Loan
  07-10-14                              7.36       1,185,938                 1,153,324
                                                                       ---------------
Total                                                                       10,796,691
--------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

OIL FIELD SERVICES (1.4%)
DHS Drilling
 Delayed Draw Term Loan
  05-04-12                         8.36-8.38%        $58,000                   $55,100
DHS Drilling
 Tranche B Term Loan
  05-04-12                         8.36-8.39         742,000                   704,900
Dresser
 1st Lien Term Loan
  05-04-14                              7.86       1,775,000                 1,689,214
Dresser
 2nd Lien Term Loan
  05-04-15                             11.11       2,300,000                 2,162,000
Forest Alaska
 1st Lien Term Loan
  12-08-12                              8.82         971,250                   961,538
Key Energy Group
 Tranche C Term Loan
  06-30-12                         7.82-7.86       3,010,394                 2,920,082
Venoco
 2nd Lien Term Loan
  04-28-11                              9.36         900,000                   881,253
                                                                       ---------------
Total                                                                        9,374,087
--------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
Ameritrade Holding
 Tranche B Term Loan
  01-22-13                              6.82         767,197                   738,427
JG Wentworth
 Term Loan
  04-04-14                              7.61       1,350,000                 1,255,500
Nasdaq Stock Market
 Tranche B Term Loan
  04-18-12                              7.07       2,076,560                 2,003,880
Nasdaq Stock Market
 Tranche C Term Loan
  04-18-12                              7.07         182,524                   176,136
                                                                       ---------------
Total                                                                        4,173,943
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

OTHER INDUSTRY (0.6%)
Alliance Laundry
 Term Loan
  01-27-12                              7.61%     $2,963,857                $2,904,580
Education Mgmt LLC
 Tranche C Term Loan
  05-28-13                              7.13       1,350,210                 1,301,049
                                                                       ---------------
Total                                                                        4,205,629
--------------------------------------------------------------------------------------

OTHER UTILITY (0.2%)
BRSP LLC
 Term Loan
  07-12-09                              8.38       1,393,993                 1,393,993
--------------------------------------------------------------------------------------

PACKAGING (2.5%)
Berry Plastics
 Tranche C Term Loan
  09-20-13                              7.36       2,967,563                 2,769,122
Bluegrass Container
 1st Lien Delayed Draw Term Loan
  06-30-13                         7.57-7.61         342,000                   335,017
Bluegrass Container
 1st Lien Term Loan
  06-30-13                         7.57-7.61       1,143,000                 1,119,660
Bluegrass Container
 2nd Lien Delayed Draw Term Loan
  12-30-13                             10.32         121,212                   121,515
Bluegrass Container
 2nd Lien Term Loan
  12-30-13                             10.32         378,788                   369,318
BWAY
 Tranche B Term Loan
  07-17-13                              7.19       1,115,132                 1,053,799
Consolidated Container
 Term Loan
  03-28-14                         7.59-7.61       2,842,875                 2,714,946
Crown Americas LLC
 Tranche B Term Loan
  11-15-12                              7.11         693,000                   690,405
Graham Packaging
 Term Loan
  10-07-11                              7.63       3,167,063                 3,064,133
Graphic Packaging Intl
 Term Loan
  05-16-14                         7.32-7.36       2,437,750                 2,358,523

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
PACKAGING (CONT.)
SCA Packaging
 2nd Lien Term Loan
  02-28-15                             10.86%       $850,000                  $807,500
SCA Packaging
 Term Loan
  03-08-14                              7.61       1,122,188                 1,043,634
Solo Cup
 Tranche B1 Term Loan
  02-27-11                         8.82-8.86         496,154                   478,788
                                                                       ---------------
Total                                                                       16,926,360
--------------------------------------------------------------------------------------

PAPER (1.3%)
Appleton Papers
 Tranche B Term Loan
  06-05-14                         7.09-7.11       2,275,000                 2,176,424
Boise Cascade
 Delayed Draw Term Loan
  05-03-14                              1.50         580,952(b,j)              572,238
Boise Cascade
 Tranche E Term Loan
  05-03-14                         6.84-6.88       2,587,563                 2,484,060
Georgia-Pacific
 Tranche B2 Term Loan
  12-29-12                              7.11         139,250                   131,265
NewPage
 Tranche B Term Loan
  05-02-11                              7.63       1,155,136                 1,133,477
Smurfit Stone Container
 Term Loan
  11-01-10                              5.22       1,493,200                 1,451,211
Smurfit Stone Container
 Tranche B Term Loan
  11-01-11                              7.38         269,219                   261,547
Smurfit Stone Container
 Tranche C Term Loan
  11-01-11                              7.38         225,672                   219,326
Smurfit Stone Container
 Tranche C1 Term Loan
  11-01-11                              7.38         716,268                   696,571
                                                                       ---------------
Total                                                                        9,126,119
--------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Pharmaceutical Tech
 Term Loan
  04-10-14                              7.61       1,450,000                 1,348,500
--------------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  27

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

PROPERTY & CASUALTY (0.4%)
Hub Intl
 Delayed Draw Term Loan
  06-13-14                              1.38%       $192,157(b,j)             $181,588
Hub Intl
 Term Loan
  06-13-14                              7.86         857,843                   810,662
USI Holdings
 Tranche B Term Loan
  05-04-14                              8.11       1,600,000                 1,552,000
                                                                       ---------------
Total                                                                        2,544,250
--------------------------------------------------------------------------------------

RAILROADS (0.2%)
Kansas City Southern Railway
 Tranche B Term Loan
  04-28-13                         7.07-7.08         452,212                   433,368
Kansas City Southern Railway
 Tranche C Term Loan
  04-28-13                              6.82         675,000                   641,250
                                                                       ---------------
Total                                                                        1,074,618
--------------------------------------------------------------------------------------

REFINING (0.7%)
Big West Oil LLC
 Delayed Draw Term Loan
  05-11-14                              1.50       1,320,000(b,j)            1,267,200
Big West Oil LLC
 Term Loan
  05-11-14                              7.61       1,080,000                 1,036,800
Western Refining
 Delayed Draw Term Loan
  05-30-14                              7.07         471,429                   452,571
Western Refining
 Term Loan
  05-30-14                              7.07       1,928,571                 1,836,965
                                                                       ---------------
Total                                                                        4,593,536
--------------------------------------------------------------------------------------

REITS (0.6%)
Capital Automotive REIT
 Tranche B Term Loan
  12-16-10                              7.07       2,190,622                 2,138,902
Realogy
 Letter of Credit
  10-10-13                              5.32         440,152                   415,943

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
REITS (CONT.)
Realogy
 Tranche B Term Loan
  10-10-13                              8.36%     $1,634,848                $1,514,278
                                                                       ---------------
Total                                                                        4,069,123
--------------------------------------------------------------------------------------

RESTAURANTS (1.6%)
Arby's Restaurant Group
 Term Loan
  07-25-12                              7.61         917,846                   878,838
Buffets
 Letter of Credit
  11-01-11                              5.26         233,333                   221,667
Buffets
 Term Loan
  11-01-13                              8.11       1,766,667                 1,762,250
Burger King
 Tranche B1 Term Loan
  06-30-12                              6.88       1,098,716                 1,065,930
Cracker Barrel
 Delayed Draw Term Loan
  05-03-13                              0.75         433,370(b,j)              411,701
  05-03-13                              6.84         433,369                   411,701
Cracker Barrel
 Tranche B2 Term Loan
  04-27-13                              6.86       1,495,828                 1,436,937
Dennys
 Letter of Credit
  06-15-12                              5.32         193,333                   189,950
Dennys
 Tranche B Term Loan
  06-15-12                         7.33-7.40       1,041,852                 1,023,619
El Pollo Loco
 Tranche B Term Loan
  11-18-11                              7.86         796,859                   780,922
OSI Restaurant Partners
 Letter of Credit
  06-14-13                              5.18         143,453                   136,639
OSI Restaurant Partners
 Tranche B Term Loan
  06-14-14                         5.18-7.63       1,872,226                 1,780,168
Sbarro
 Tranche B Term Loan
  01-31-14                         7.86-7.88         798,000                   770,070
                                                                       ---------------
Total                                                                       10,870,392
--------------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 28 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)

RETAILERS (5.0%)
Buhrmann U.S.
 Tranche D1 Term Loan
  12-31-10                              7.11%       $997,429(b)               $967,506
  12-31-10                              7.11       1,984,707                 1,925,166
Centercut
 Term Loan
  07-16-14                              8.07         700,000                   698,250
CSK Auto
 Term Loan
  08-04-12                              8.38         521,072                   515,862
Eddie Bauer
 Term Loan
  04-01-14                              8.57       2,768,063                 2,712,701
General Nutrition Centers
 Term Loan
  09-16-13                              7.61       2,169,563                 2,006,845
Gregg Appliances
 Term Loan
  07-25-13                              2.25         775,000(b)                775,000
Jetro Holdings
 Term Loan
  07-12-14                              7.87       1,475,000                 1,371,750
Michaels Stores
 Term Loan
  10-31-13                              7.63       5,361,495                 4,972,786
Neiman Marcus
 Term Loan
  04-27-13                         7.09-7.11       1,646,667                 1,575,992
Orchard Supply Hardware
 Tranche B Term Loan
  12-21-13                              8.13       1,791,000                 1,755,180
Pantry
 Delayed Draw Term Loan
  05-15-14                              0.75         327,778(b,j)              329,007
Pantry
 Term Loan
  05-15-14                              7.07       1,147,222                 1,151,524
Pep Boys-Manny Moe & Jack
 Term Loan
  10-27-13                              7.36         771,125                   749,919
PETCO Animal Supplies
 Term Loan
  10-26-13                              7.86       1,791,000                 1,701,450

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
RETAILERS (CONT.)
Rent-A-Center
 Tranche B Term Loan
  06-30-12                         7.11-7.14%       $753,138                  $757,846
Rite Aid
 Term Loan
  06-04-14                              7.07       3,550,000                 3,452,375
Sally Holdings LLC
 Tranche B Term Loan
  11-16-12                              7.86         878,250                   848,609
Smart & Final
 Delayed Draw Term Loan
  05-31-14                              0.00       1,050,452(b,j)            1,050,452
Smart & Final
 Term Loan
  05-31-14                              8.36       1,562,548                 1,500,046
Sports Authority
 Term Loan
  05-03-13                         7.60-7.61       2,227,500                 2,093,850
Yankee Acquisition
 Tranche B Term Loan
  02-06-14                              7.36       1,521,188                 1,459,701
                                                                       ---------------
Total                                                                       34,371,817
--------------------------------------------------------------------------------------

SUPERMARKETS (0.5%)
Supervalu
 Tranche B Term Loan
  06-02-12                              6.86       3,177,399                 3,082,967
--------------------------------------------------------------------------------------

TECHNOLOGY (3.2%)
Acxiom
 Term Loan
  09-15-12                              7.07         590,958                   586,526
Advanced Micro Devices
 Tranche B Term Loan
  12-31-13                              7.36       1,202,424                 1,147,112
Affiliated Computer Services
 Term Loan
  08-20-13                              7.32         886,500                   856,581
BearingPoint
 Letter of Credit
  05-18-12                              9.29       2,250,000                 2,216,250
Freescale Semiconductor
 Term Loan
  12-01-13                              7.11       1,000,000(b)                924,290
  12-01-13                              7.11       2,711,375                 2,506,098

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  29

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
TECHNOLOGY (CONT.)
Infor Enterprises
2nd Lien Term Loan
  03-02-14                             11.61%       $600,000                  $552,000
Infor Global Solutions
 Term Loan
  04-18-11                              9.11         652,214                   613,081
Infor Global Solutions
 Tranche B Delayed Draw Term Loan
  07-28-12                              9.11         340,286                   321,570
Information Resources
 Term Loan
  05-11-14                         7.07-7.12       2,250,000                 2,115,000
Info-USA
 Tranche B Term Loan
  02-14-12                              7.36       2,000,791                 1,960,775
Reynolds & Reynolds
 1st Lien Term Loan
  10-26-12                              7.36       1,193,404                 1,151,635
Sabre
 Term Loan
  09-29-14                              7.61       1,166,169                 1,068,211
Sensata Technologies
 Term Loan
  04-27-13                         7.09-7.11       1,486,241                 1,436,392
SunGard Data Systems
 Term Loan
  02-26-14                              7.36       2,686,500                 2,557,763
VeriFone
 Tranche B Term Loan
  10-28-13                         7.09-7.11         522,500                   512,050
Verint Systems
 Term Loan
  05-25-14                              8.09       1,150,000                 1,141,375
                                                                       ---------------
Total                                                                       21,666,709
--------------------------------------------------------------------------------------

TEXTILE (1.7%)
Hanesbrands
 Tranche B Term Loan
  09-05-13                         7.07-7.11       5,399,420                 5,181,769
Levi Strauss & Co
 Term Loan
  03-27-14                              7.57       2,700,000                 2,565,000
St. John Knits
 Tranche B Term Loan
  03-23-12                              8.36       2,101,630                 2,101,630

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
TEXTILE (CONT.)
William Carter
 Tranche B Term Loan
  07-14-12                         6.84-6.86%     $1,918,310                $1,808,007
                                                                       ---------------
Total                                                                       11,656,406
--------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.3%)
Hertz
 Letter of Credit
  12-21-12                              5.36         223,009                   217,202
Hertz
 Tranche B Term Loan
  12-21-12                         7.09-7.11       1,242,615                 1,207,449
Vanguard Car Rental
 Term Loan
  06-14-13                         8.32-8.34         702,500                   696,936
                                                                       ---------------
Total                                                                        2,121,587
--------------------------------------------------------------------------------------

WIRELESS (2.1%)
Cellular South
 Delayed Draw Term Loan
  05-29-14                              1.00         343,750(b,j)              331,719
Cellular South
 Term Loan
  05-29-14                         7.11-9.00       1,031,250                   995,156
Centennial Cellular Operating LLC
 Term Loan
  02-04-11                              7.36       1,423,594                 1,378,224
Consolidated Communications
 Tranche D Term Loan
  10-14-11                              7.11       1,506,625                 1,508,508
Cricket Communications
 Tranche B Term Loan
  06-16-13                              7.36       1,485,000                 1,434,881
Crown Castle Intl
 Term Loan
  01-26-14                         6.82-6.84       1,072,313                 1,025,066
Hawaiian Telecom
 Tranche C Term Loan
  06-01-14                              7.61       1,575,000                 1,496,250
Ntelos
 Tranche B Term Loan
  08-24-11                              7.57       1,770,386                 1,717,274
PAETEC Communications
 Tranche B 1st Lien Term Loan
  02-28-13                              8.82         645,914                   636,762

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 30 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE           AMOUNT                     VALUE(A)
WIRELESS (CONT.)
Trilogy Intl Partners
Term Loan
  06-29-12                              8.86%     $4,000,000                $3,860,001
                                                                       ---------------
Total                                                                       14,383,841
--------------------------------------------------------------------------------------

WIRELINES (2.2%)
Alaska Communications
 Term Loan
  02-01-12                              7.11       2,580,000                 2,512,275
Cincinnati Bell
 Tranche B Term Loan
  08-31-12                              6.82         872,951(b)                836,400
  08-31-12                              6.82       1,071,700                 1,026,828
Iowa Telecommunications
 Tranche B Term Loan
  11-23-11                              7.11       1,994,987                 1,935,138
Level 3 Communications
 Tranche B Term Loan
  03-13-14                              7.61       1,725,000                 1,643,063
Time Warner Telecom
 Tranche B Term Loan
  01-07-13                              7.36       2,000,000(b)              1,940,000
  01-07-13                              7.36       2,115,622                 2,052,153
Windstream
 Tranche B Term Loan
  07-17-13                              6.86       2,975,000                 2,897,650
                                                                       ---------------
Total                                                                       14,843,507
--------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $629,574,819)                                                      $604,891,073
--------------------------------------------------------------------------------------

BONDS (5.4%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ASSET-BACKED (0.5%)
Citibank Credit Card Issuance Trust
 Series 2006-B1 Cl B1
  03-07-11                           5.43%         $250,000(h)            $250,154
Residential Asset Securities
 Series 2007-KS3 Cl M1S
  04-25-37                           5.70         3,000,000(h)           3,000,840
                                                                   ---------------
Total                                                                    3,250,994
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

MORTGAGE-BACKED (0.2%)(f)
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66%         $526,667(e)            $526,664
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
  01-19-38                           5.41           975,635(e)             976,339
                                                                   ---------------
Total                                                                    1,503,003
----------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Ford Motor Credit LLC
  04-15-12                           9.81         1,000,000(h)           1,034,398
----------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Nts
  03-23-09                           5.43        $1,000,000(h)            $998,702
----------------------------------------------------------------------------------

BUILDING MATERIALS (0.4%)
Ainsworth Lumber
  04-01-13                           9.36           500,000(c,h)           382,500
CPG Intl I
 Sr Unsecured
  07-01-12                          12.13         2,000,000(h)           2,030,000
                                                                   ---------------
Total                                                                    2,412,500
----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.6%)
ESCO
 Sr Nts
  12-15-13                           9.24         2,000,000(d,h)         1,925,000
General Cable
  04-01-15                           7.74         2,040,000(h)           1,988,999
                                                                   ---------------
Total                                                                    3,913,999
----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
Universal City Florida Holding I/II
 Sr Nts
  05-01-10                          10.11         1,000,000(h)           1,005,000
----------------------------------------------------------------------------------

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  31

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

GAMING (0.5%)
Snoqualmie Entertainment Authority
 Secured
  02-01-14                           9.06%       $3,000,000(d,h)        $2,955,000
Wheeling Island Gaming
  12-15-09                          10.13           250,000                253,125
                                                                   ---------------
Total                                                                    3,208,125
----------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Select Medical
 Sr Unsecured
  09-15-15                          11.08         2,500,000(h)           2,206,250
----------------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
Primedia
  05-15-10                          10.74         2,750,000(h)           2,832,500
----------------------------------------------------------------------------------

METALS (0.1%)
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                           9.36         1,060,000(d,h,l)       1,007,000
----------------------------------------------------------------------------------

PACKAGING (0.6%)
Berry Plastics Holding
 Secured
  09-15-14                           9.24         1,000,000(h)             960,000
Clondalkin Acquisition
 Secured
  12-15-13                           7.36         2,000,000(c,d,h)       1,949,520
Constar Intl
  02-15-12                           8.74         1,000,000(h)             960,000
                                                                   ---------------
Total                                                                    3,869,520
----------------------------------------------------------------------------------

PAPER (0.3%)
Boise Cascade LLC
  10-15-12                           8.24           250,000(h)             245,000
Verso Paper Holdings LLC
 Sr Nts
  08-01-14                           9.11         1,500,000(d,h)         1,477,500
                                                                   ---------------
Total                                                                    1,722,500
----------------------------------------------------------------------------------

RESTAURANTS (0.1%)
Seminole Hard Rock
 Entertainment/Intl LLC
 Secured
  03-15-14                           7.86           965,000(d,h)           945,700
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

TECHNOLOGY (0.3%)
Freescale Semiconductor
 Sr Nts
  12-15-14                           9.24%       $1,000,000(d,h)          $925,000
NXP Funding LLC
 Secured
  10-15-13                           8.11         1,495,000(c,h)         1,394,088
                                                                   ---------------
Total                                                                    2,319,088
----------------------------------------------------------------------------------

WIRELESS (0.5%)
Centennial Communications
 Sr Nts
  01-01-13                          11.11         1,000,000(h)           1,015,000
IPCS
 Secured
  05-01-13                           7.48         2,375,000(d,h)         2,363,125
                                                                   ---------------
Total                                                                    3,378,125
----------------------------------------------------------------------------------

WIRELINES (0.2%)
Qwest Communications Intl
  02-15-09                           8.86         1,167,000(h)           1,169,918
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $37,741,582)                                                    $36,777,322
----------------------------------------------------------------------------------

MONEY MARKET FUND (--%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                          1(g)                   $1
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1)                                                                       $1
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $667,316,402)(m)                                                $641,668,396
===================================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 32 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $27,755,051.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 3.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $13,547,845 or 2.0% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Affiliated Money Market Fund -- See Note 5 to the financial statements.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  33

(j) At July 31, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
------------------------------------------------------------------------------
Advance Food                                                          $255,556
Big West Oil LLC                                                     1,320,000
Boise Cascade                                                          581,230
Cannery Casino                                                         757,480
Cellular South                                                         343,750
Community Health                                                       247,486
Cracker Barrel                                                         433,099
Fender Musical Instruments                                             566,667
Fontainebleau Las Vegas                                                931,000
Golden Nugget                                                        1,163,636
Greektown Casino LLC                                                   300,000
Hub Intl                                                               192,157
IASIS Healthcare                                                       102,305
inVentive Health                                                        57,143
NRG Energy                                                             606,771
Pantry                                                                 327,778
Seminole Tribe of Florida                                              124,696
Smart & Final                                                        1,050,452
Univision Communications                                               440,898
Van Wagner                                                             960,000
Venetian Casino Resort                                                 730,000
Wire Rope Corp of America                                              274,286
------------------------------------------------------------------------------
Total                                                              $11,766,390
------------------------------------------------------------------------------

(k) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) At July 31, 2007, the cost of securities for federal income tax purposes was $667,318,063 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $     138,898
Unrealized depreciation                                             (25,788,565)
-------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (25,649,667)
-------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 34 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $667,316,401)          $641,668,395
   Affiliated money market fund (identified cost $1) (Note
      5)                                                                   1
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $667,316,402)                                                 641,668,396
Cash in bank on demand deposit                                     3,295,448
Capital shares receivable                                          3,074,935
Accrued interest receivable                                        6,293,115
Receivable for investment securities sold                         71,428,792
----------------------------------------------------------------------------
Total assets                                                     725,760,686
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    823,888
Capital shares payable                                            12,733,772
Payable for investment securities purchased                       27,755,051
Accrued investment management services fee                            11,756
Accrued distribution fee                                               4,997
Accrued transfer agency fee                                              191
Accrued administrative services fee                                    1,321
Accrued plan administration services fee                                   2
Other accrued expenses                                               131,361
----------------------------------------------------------------------------
Total liabilities                                                 41,462,339
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $684,298,347
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    705,529
Additional paid-in capital                                       710,741,011
Undistributed net investment income                                  420,295
Accumulated net realized gain (loss) (Note 7)                     (1,920,482)
Unrealized appreciation (depreciation) on investments            (25,648,006)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $684,298,347
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                           $426,098,639
                                             Class B                           $ 48,127,927
                                             Class C                           $ 23,742,707
                                             Class I                           $186,030,163
                                             Class R4                          $    294,089
                                             Class W                           $      4,822
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           43,927,296    $       9.70
                                             Class B shares       4,961,642    $       9.70
                                             Class C shares       2,447,587    $       9.70
                                             Class I shares      19,185,525    $       9.70
                                             Class R4 shares         30,330    $       9.70
                                             Class W shares             497    $       9.70
===========================================================================================

(1) The maximum offering price per share for Class A is $10.18. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  35

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $40,159,857
Income distributions from affiliated money market fund (Note
   5)                                                             1,716,143
---------------------------------------------------------------------------
Total income                                                     41,876,000
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                3,332,472
Distribution fee
   Class A                                                          850,476
   Class B                                                          411,313
   Class C                                                          148,157
   Class W                                                                8
Transfer agency fee
   Class A                                                          241,951
   Class B                                                           32,084
   Class C                                                           10,918
   Class R4                                                              55
   Class W                                                                7
Service fee -- Class R4                                                  27
Administrative services fees and expenses                           378,190
Plan administration services fee -- Class R4                            194
Compensation of board members                                         8,391
Custodian fees                                                      138,740
Printing and postage                                                 19,960
Registration fees                                                   138,821
Professional fees                                                    57,135
Other                                                                32,155
---------------------------------------------------------------------------
Total expenses                                                    5,801,054
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                      (227,163)
---------------------------------------------------------------------------
                                                                  5,573,891
   Earnings and bank fee credits on cash balances (Note 2)          (16,553)
---------------------------------------------------------------------------
Total net expenses                                                5,557,338
---------------------------------------------------------------------------
Investment income (loss) -- net                                  36,318,662
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)       (1,920,483)
Net change in unrealized appreciation (depreciation) on
   investments                                                  (24,982,363)
---------------------------------------------------------------------------
Net gain (loss) on investments                                  (26,902,846)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $ 9,415,816
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 36 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE PERIOD FROM
                                                     JULY 31, 2007      FEB. 16, 2006*
                                                      YEAR ENDED       TO JULY 31, 2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                      $  36,318,662       $  4,144,639
Net realized gain (loss) investments                    (1,920,483)           366,692
Net change in unrealized appreciation
   (depreciation) on investments                       (24,982,363)          (644,402)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                       9,415,816          3,866,929
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                          (22,325,035)        (3,008,668)
      Class B                                           (2,397,515)          (198,624)
      Class C                                             (854,391)           (49,254)
      Class I                                          (10,321,408)          (916,149)
      Class R4                                              (6,999)              (725)
      Class W                                                 (217)               N/A
   Net realized gain
      Class A                                             (234,094)                --
      Class B                                              (29,312)                --
      Class C                                               (9,636)                --
      Class I                                              (95,686)                --
      Class R4                                                 (61)                --
      Class W                                                   (4)               N/A
-----------------------------------------------------------------------------------------
Total distributions                                    (36,274,358)        (4,173,420)
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  37

                                                                      FOR THE PERIOD FROM
                                                     JULY 31, 2007      FEB. 16, 2006*
                                                      YEAR ENDED       TO JULY 31, 2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                           $ 478,203,333       $199,674,006
   Class B shares                                       47,554,057         25,505,651
   Class C shares                                       22,077,376          6,268,117
   Class I shares                                      180,182,602         59,632,340
   Class R4 shares                                         315,450             28,910
   Class W shares                                            5,000                N/A
Reinvestment of distributions at net asset value
   Class A shares                                       20,452,279          1,604,014
   Class B shares                                        2,144,671            165,483
   Class C shares                                          724,161             39,301
   Class I shares                                       10,239,194            860,643
   Class R4 shares                                           6,091                424
Payments for redemptions
   Class A shares                                     (244,227,361)       (62,483,526)
   Class B shares (Note 2)                             (22,447,455)        (2,929,107)
   Class C shares (Note 2)                              (4,409,220)           (59,307)
   Class I shares                                      (56,217,508)        (1,454,550)
   Class R4 shares                                         (56,014)                --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                  434,546,656        226,852,399
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                407,688,114        226,545,908
Net assets at beginning of year (Note 1)               276,610,233         50,064,325**
-----------------------------------------------------------------------------------------
Net assets at end of year                            $ 684,298,347       $276,610,233
=========================================================================================
Undistributed net investment income                  $     420,295       $      7,198
-----------------------------------------------------------------------------------------

  * When shares became publicly available.
 ** Initial capital of $50,054,940 was contributed on Feb. 9, 2006. The fund had an increase in net assets resulting from operation of $9,385 during the period from Feb. 9, 2006 to Feb. 16, 2006 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 38 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to "junk bonds") or be considered by the investment manager to be of comparable quality. On Feb. 9, 2006, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) invested $50,054,940* in the Fund (4,996,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 6,494** shares for Class I and 1,000 shares for Class R4), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Feb. 16, 2006.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

 * Includes $54,940 invested by the RiverSource Income Builder Funds.
** Includes 5,494 shares purchased by the RiverSource Income Builder Funds.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  39

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g. distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate

--------------------------------------------------------------------------------

 40 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

INVESTMENTS IN LOANS

The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Loans are typically secured but may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $17,373,148 and other forward-commitments of $10,381,903.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At July 31, 2007 the Fund has entered into unfunded loan commitments of $11,766,390.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 41 may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

 42 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized loss has been decreased by $257 resulting in a net reclassification adjustment to decrease paid-in capital by $257.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  43

The tax character of distributions paid for the periods indicated is as follows:

                                                             FOR THE PERIOD FROM
                                             YEAR ENDED      FEB. 16, 2006(A) TO
                                            JULY 31, 2007       JULY 31, 2006
--------------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...................     $22,559,129         $3,008,668
      Long-term capital gain............              --                 --
CLASS B
Distributions paid from:
      Ordinary income...................       2,426,827            198,624
      Long-term capital gain............              --                 --
CLASS C
Distributions paid from:
      Ordinary income...................         864,027             49,254
      Long-term capital gain............                                 --
CLASS I
Distributions paid from:
      Ordinary income...................      10,417,094            916,149
      Long-term capital gain............                                 --
CLASS R4(B)
Distributions paid from:
      Ordinary income...................           7,060                725
      Long-term capital gain............              --                 --
CLASS W(C)
Distributions paid from:
      Ordinary income...................             221                N/A
      Long-term capital gain............              --                N/A

(a)  When shares became publicly available.
(b)  Effective Dec. 11, 2006, Class Y was renamed to R4.
(c)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $   1,244,184
Undistributed accumulated long-term gain..................    $          --
Accumulated realized loss.................................    $  (1,918,822)
Unrealized appreciation (depreciation)....................    $ (25,649,667)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about

--------------------------------------------------------------------------------

 44 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar period.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. The Fund recognizes certain facility fees as income over the expected term of the loan. The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonable assured.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007 was 0.61% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 45 average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $9,979 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

 46 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $1,223,015 for Class A, $39,440 for Class B and $19,887 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.03% for Class A, 1.79% for Class B, 1.78% for Class C, 0.71% for Class I, 0.90% for Class R4 and 1.15% for Class W. Of these waived fees and expenses, the transfer agency and plan administration service fees waived for Class R4 were $78 and the management fees waived at the Fund level were $227,085. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 1.06% for Class A, 1.82% for Class B, 1.82% for Class C, 0.71% for Class I, 0.90% for Class R4 and 1.21% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 47 and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.06% for Class A, 1.82% for Class B, 1.81% for Class C, 0.76% for Class I, 0.94% for Class R4 and 1.21% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $16,553 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $876,880,095 and $478,826,354, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                             YEAR ENDED JULY 31, 2007
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  47,504,443      2,033,719      (24,386,153)       25,152,009
Class B                   4,723,904        213,223       (2,235,703)        2,701,424
Class C                   2,193,765         72,018         (439,737)        1,826,046
Class I                  17,900,515      1,018,155       (5,600,524)       13,318,146
Class R4(a)                  31,363            607           (5,546)           26,424
Class W(b)                      497             --               --               497
------------------------------------------------------------------------------------------

                                         FEB. 16, 2006(C) TO JULY 31, 2006
                                        ISSUED FOR
                                        REINVESTED                             NET
                            SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                  19,834,187        159,501       (6,214,401)       13,779,287
Class B                   2,534,135         16,455         (291,372)        2,259,218
Class C                     622,533          3,908           (5,900)          620,541
Class I                   5,920,069         85,545         (144,729)        5,860,885
Class R4(a)                   2,864             42               --             2,906
------------------------------------------------------------------------------------------

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c)  When shares became publicly available.

--------------------------------------------------------------------------------

 48 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $423,331,268 and $423,331,267 for the year ended July 31, 2007.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. On July 27, 2007, the Fund borrowed $15,000,000 at a weighted average interest rate of 5.59%. The Fund repaid the entire outstanding balance on July 31, 2007.

7. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $33,562 at July 31, 2007, that if not offset by capital gains will expire in 2015.

The Fund also had a post-October loss of $1,885,260 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 49 excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws

--------------------------------------------------------------------------------

 50 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  51

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .67(c)         .25
Net gains (losses) (both realized and
 unrealized)                               (.35)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .32            .31
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.66)          (.26)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.67)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $426           $189
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets,(d),(e),(f)                   1.03%          1.00%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.63%          6.05%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.18%          3.21%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.07% and 1.28% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .59(c)         .22
Net gains (losses) (both realized and
 unrealized)                               (.35)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .24            .28
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.58)          (.23)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.59)          (.23)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $48            $23
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.79%          1.77%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.89%          5.60%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.41%          2.87%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.83% and 2.05% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  53

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .59(c)         .22
Net gains (losses) (both realized and
 unrealized)                               (.35)           .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .24            .27
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.58)          (.22)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.59)          (.22)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $24             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.78%          1.76%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.85%          5.22%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.40%          2.84%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.82% and 2.04% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .70(c)         .27
Net gains (losses) (both realized and
 unrealized)                               (.35)           .05
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .35            .32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.69)          (.27)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.70)          (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $186            $59
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .71%           .71%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.98%          6.59%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.51%          3.35%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.75% and 0.99% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  55

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007           2006(B)
Net asset value, beginning of period     $10.05         $10.00
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .67(c)         .26
Net gains (losses) (both realized and
 unrealized)                               (.33)           .06
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .34            .32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.68)          (.27)
Distributions from realized gains          (.01)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70         $10.05
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .90%           .85%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.79%          6.22%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%            49%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.33%          3.29%(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed to Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.02% and 1.13% for the periods ended July 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 56 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period     $10.06
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .44(c)
Net gains (losses) (both realized and
 unrealized)                               (.37)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.42)
Distributions from realized gains          (.01)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.43)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.15%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.60%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          91%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .77%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.19% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE FLOATING RATE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Floating Rate Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Floating Rate Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

 58 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06051
Sept. 25, 2006..............................................         0.05120
Oct. 26, 2006...............................................         0.05300
Nov. 27, 2006...............................................         0.05500
Dec. 18, 2006...............................................         0.07983
Jan. 23, 2007...............................................         0.05500
Feb. 23, 2007...............................................         0.05300
March 26, 2007..............................................         0.05300
April 25, 2007..............................................         0.05300
May 25, 2007................................................         0.05100
June 25, 2007...............................................         0.05300
July 25, 2007...............................................         0.05300
Total distributions.........................................        $0.67054

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  59

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.05367
Sept. 25, 2006..............................................         0.04536
Oct. 26, 2006...............................................         0.04652
Nov. 27, 2006...............................................         0.04830
Dec. 18, 2006...............................................         0.07546
Jan. 23, 2007...............................................         0.04752
Feb. 23, 2007...............................................         0.04654
March 26, 2007..............................................         0.04653
April 25, 2007..............................................         0.04675
May 25, 2007................................................         0.04475
June 25, 2007...............................................         0.04653
July 25, 2007...............................................         0.04668
Total distributions.........................................        $0.59461

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.05355
Sept. 25, 2006..............................................         0.04528
Oct. 26, 2006...............................................         0.04650
Nov. 27, 2006...............................................         0.04830
Dec. 18, 2006...............................................         0.07547
Jan. 23, 2007...............................................         0.04756
Feb. 23, 2007...............................................         0.04652
March 26, 2007..............................................         0.04653
April 25, 2007..............................................         0.04674
May 25, 2007................................................         0.04472
June 25, 2007...............................................         0.04649
July 25, 2007...............................................         0.04671
Total distributions.........................................        $0.59437

--------------------------------------------------------------------------------

 60 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06336
Sept. 25, 2006..............................................         0.05364
Oct. 26, 2006...............................................         0.05571
Nov. 27, 2006...............................................         0.05781
Dec. 18, 2006...............................................         0.08167
Jan. 23, 2007...............................................         0.05818
Feb. 23, 2007...............................................         0.05575
March 26, 2007..............................................         0.05575
April 25, 2007..............................................         0.05566
May 25, 2007................................................         0.05365
June 25, 2007...............................................         0.05574
July 25, 2007...............................................         0.05563
Total distributions.........................................        $0.70255

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06192
Sept. 25, 2006..............................................         0.05240
Oct. 26, 2006...............................................         0.05436
Nov. 27, 2006...............................................         0.05638
Dec. 18, 2006...............................................         0.08172
Jan. 23, 2007...............................................         0.05655
Feb. 23, 2007...............................................         0.05408
March 26, 2007..............................................         0.05398
April 25, 2007..............................................         0.05406
May 25, 2007................................................         0.05208
June 25, 2007...............................................         0.05379
July 25, 2007...............................................         0.05407
Total distributions.........................................        $0.68539

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  61

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.07002
Jan. 23, 2007...............................................         0.05390
Feb. 23, 2007...............................................         0.05187
March 26, 2007..............................................         0.05187
April 25, 2007..............................................         0.05199
May 25, 2007................................................         0.05010
June 25, 2007...............................................         0.05189
July 25, 2007...............................................         0.05199
Total distributions.........................................        $0.43363

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 62 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  63

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 64 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  65

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 66 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT  67

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: The Board observed that the Fund was first launched in February 2006. For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception) and recent Fund inflows (and outflows). The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

 68 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's report on the Fund's financial statements for the year ended July 31, 2006 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal period and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which

--------------------------------------------------------------------------------

                        RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT 69 such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such fiscal period.

--------------------------------------------------------------------------------

 70 RIVERSOURCE FLOATING RATE FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) FLOATING RATE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc. and Ameriprise Financial
                                        Services, Inc., Members FINRA, and managed by
                                        RiverSource Investments, LLC. These companies
       (RIVERSOURCE INVESTMENTS LOGO)   are part of Ameriprise Financial, Inc.                             S-6501 D (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INCOME OPPORTUNITIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INCOME OPPORTUNITIES
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH A HIGH TOTAL RETURN THROUGH
CURRENT INCOME AND CAPITAL
APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     25

Notes to Financial Statements.......     28

Report of Independent Registered
   Public Accounting Firm...........     46

Federal Income Tax Information......     48

Board Members and Officers..........     51

Approval of Investment Management
   Services Agreement...............     55

Proxy Voting........................     57

Change in Independent Registered
   Public Accounting Firm...........     57

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Income Opportunities Fund seeks to provide shareholders with a high total return through current income and capital appreciation.

QUALITY BREAKDOWN

Percentage of portfolio assets excluding cash equivalents

B Bonds                                                                          57.3%
BB Bonds                                                                         33.8%
CCC Bonds                                                                         6.7%
BBB Bonds                                                                         2.2%

Ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, using 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.6% of the bond portfolio assets were determined through internal analysis.

TOP TEN HOLDINGS

Percentage of portfolio assets

IPALCO Enterprises 8.63% 2011         1.7%
Williams Companies 7.88% 2021         1.7%
Cott Beverages USA 8.00% 2011         1.5%
GMAC LLC 6.88% 2011                   1.4%
Ford Motor Credit LLC 9.88% 2011      1.4%
EchoStar DBS 7.13% 2016               1.4%
Salem Communications Holding 7.75%
   2010                               1.2%
DRS Technologies 6.63% 2016           1.2%
Windstream 8.63% 2016                 1.2%
Southern Star Central 6.75% 2016      1.1%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
                               HIGH
                              MEDIUM     QUALITY
            X                  LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.
PORTFOLIO MANAGER

                           YEARS IN INDUSTRY
Brian Lavin, CFA*                    21

* The Fund is managed by a team of portfolio managers led by Brian Lavin.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     AIOAX          06/19/03
Class B                     AIOBX          06/19/03
Class C                     RIOCX          06/19/03
Class I                     AOPIX          03/04/04
Class R4(1)                    --          06/19/03
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $311.2 million
Number of holdings                              196
Weighted average life(2)                  7.2 years
Effective duration(3)                     4.5 years
Weighted average bond rating(4)                  B+

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Income Opportunities Fund Class A
  (excluding sales charge)                              +5.69

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
  Constrained Index (unmanaged)                         +6.46

Lipper High Current Yield Bond Funds Index              +6.78

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                    TOTAL                   NET EXPENSES
Class A                                             1.14%                      1.14%
Class B                                             1.90%                      1.90%
Class C                                             1.90%                      1.90%
Class I                                             0.74%                      0.74%
Class R4(a)                                         1.04%                      1.01%(b)

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(b) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class R4.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                           SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   INCEPTION
 Class A (inception 6/19/03)          +5.69%    +6.20%    +7.03%
 Class B (inception 6/19/03)          +4.89%    +5.37%    +6.21%
 Class C (inception 6/19/03)          +4.89%    +5.37%    +6.21%
 Class I (inception 3/4/04)           +6.12%    +6.58%    +6.26%
 Class R4* (inception 6/19/03)        +5.87%    +6.35%    +7.21%

WITH SALES CHARGE
 Class A (inception 6/19/03)          +0.66%    +4.49%    +5.77%
 Class B (inception 6/19/03)          -0.05%    +4.19%    +5.81%
 Class C (inception 6/19/03)          +3.91%    +5.37%    +6.21%

AT JUNE 30, 2007
                                                                             SINCE
WITHOUT SALES CHARGE                                   1 YEAR    3 YEARS   INCEPTION
 Class A (inception 6/19/03)                            +9.87%    +7.79%    +7.96%
 Class B (inception 6/19/03)                            +9.05%    +6.98%    +7.16%
 Class C (inception 6/19/03)                            +9.05%    +7.01%    +7.17%
 Class I (inception 3/4/04)                            +10.32%    +8.21%    +7.35%
 Class R4* (inception 6/19/03)                         +10.06%    +7.97%    +8.17%

WITH SALES CHARGE
 Class A (inception 6/19/03)                            +4.65%    +6.06%    +6.67%
 Class B (inception 6/19/03)                            +4.05%    +5.80%    +6.76%
 Class C (inception 6/19/03)                            +8.05%    +7.01%    +7.17%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Brian Lavin, portfolio manager for RiverSource Income Opportunities Fund, discusses the Fund's results and positioning for the 12 months ended July 31, 2007.

At July 31, 2007, approximately 27% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Income Opportunities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 37, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Income Opportunities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 34.

Q: How did RiverSource Income Opportunities Fund perform for the annual period ended July 31, 2007?

A: RiverSource Income Opportunities Fund's Class A shares (excluding sales charge) returned 5.69% for the 12 months ended July 31, 2007. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which gained 6.46%. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, returned 6.78% during the same period.

   THE FUND BENEFITED MOST FROM ITS SIGNIFICANT ALLOCATIONS TO THE CHEMICALS, HEALTH CARE AND WIRELESS INDUSTRIES, AS EACH OF THESE MARKET SEGMENTS GENERALLY PERFORMED WELL DURING THE PERIOD.


Q: What factors most significantly affected the Fund's performance?

A: The Fund benefited most from its significant allocations to the chemicals, health care and wireless industries, as each of these market segments generally performed well during the period. Our security selection within each of these industries also helped the Fund's results, with chemical companies Hexion and PQ Corp.; health care companies HCA, Triad Hospitals and MedCath Holdings; and wireless companies Centennial Communications and Dobson Cellular Systems, particularly strong performers. Having sizable positions in Pokagon Gaming Authority of the gaming industry and in Williams Companies

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   of the gas pipelines industry helped as well. The Fund further benefited during the period from having only modest exposures to the homebuilders, real estate development and printing industries, each of which lagged the Merrill Lynch Index for the fiscal year.

   The Fund also benefited, though to a lesser degree, from its greater allocation to bonds rated B and B- and to split-rated bonds, wherein two or more major rating agencies give the same security different ratings, than the Merrill Lynch Index. As riskier areas of the high yield bond market outperformed higher quality bonds, such positioning gave the Fund a modest yield advantage over the Merrill Lynch Index for the 12 months ended July 31, 2007.

   Conversely, detracting from the Fund's results were having only modest allocations to the metals and mining and the auto parts industries, which outpaced the Merrill Lynch Index. More sizable allocations to broadcasting and beverages also hurt results, as these more defensive industries lagged the Merrill Lynch Index for the annual period overall. As mentioned, the Fund prudently had only a modest position in homebuilders. However, several holdings within the industry still detracted, including DR Horton, Standard Pacific and K Hovnanian Enterprises. Positions in chemical company Georgia Gulf and information technology company Freescale Semiconductor also detracted during the period.

   The riskiest areas of the high yield bond market outperformed higher quality bonds during the annual period as a whole. Because the Fund maintained a greater emphasis on bonds rated BB than its Lipper peer group, the Fund's relative performance lagged.

Q: What changes did you make to the Fund's portfolio during the period?

A: In October and November, we took advantage of the new issue market, participating in issues across the risk spectrum. This resulted in a bit more aggressive stance for the Fund than the Merrill Lynch Index, a position we maintained from November through May. In May, as interest rates rose sharply and yield spreads between high yield corporate bonds and equivalent-duration U.S. Treasuries narrowed, we reduced the Fund's positions in lower-rated bond holdings. In so doing, the Fund ended the period with a ratings profile closer to that of the Merrill Lynch Index, although still slightly more biased toward

--------------------------------------------------------------------------------

 8 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   bonds rated B on a comparative basis. Such active and tactical shifts in stance contributed positively to the Fund's annual results.

   We increased the Fund's positions in high yield bank loans during the period. Bank loans historically tend to be more senior in the capital structure, meaning that they have precedence over other securities in the event of a default or bankruptcy. Bank loans are also floating rate securities, which were attractively valued relative to fixed rate securities in a rising interest rate environment. Floating rate issues are reset in line with changes in market rates, and indeed, these floating securities enabled the Fund to capture higher rates through the frequent resets of these securities' yields when rates moved higher during the better part of the annual period.

   Finally, we increased the Fund's exposure to auto loan companies such as GMAC and Ford Motor Credit, bringing the position to a relatively neutral one compared to the Merrill Lynch Index. We also added to the Fund's allocations to energy and health care. We reduced the Fund's positions in auto companies and auto suppliers. At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in energy, gaming, health care, paper and forest products, defense and media. The Fund had more modest exposure than the Merrill Lynch Index to the metals and mining, autos, auto parts, retail, homebuilders and information technology industries at the end of July 2007. The Fund's portfolio turnover rate for the annual period was 122%.

   WE STRIVE TO SELECT THE RIGHT BONDS WHILE MAINTAINING A DILIGENT REVIEW OF POTENTIAL CREDIT RISKS AT INDIVIDUAL COMPANIES.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: High yield corporate bonds and bank loans suffered in July, as investors became more risk averse based on heightened concerns about subprime mortgage turmoil, hedge fund losses and the fear that the turmoil in the credit markets would affect the broader economy. The market was also clouded with a large surplus of new issue supply. This supply/demand imbalance proved to be a strong force pushing high yield corporate bond prices lower. While the fallout from these underlying factors needs to be monitored, we do not believe any will be a lynchpin to a more widespread economic recession.

--------------------------------------------------------------------------------

                  RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   Finally, company fundamentals generally remain solid. The default rate within the high yield bond market may possibly increase somewhat after next year given the aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. However, it is not expected to spike dramatically. Given our view, we may use recent weakness in the high yield corporate bond market as an opportunity to become somewhat more aggressive in our stance once again by buying issues across the risk spectrum. We intend to maintain the Fund's emphasis on bonds rated B, seeking opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Income Opportunities Fund Class A shares (from 7/01/03 to 7/31/07)* as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Constrained Index and Lipper peer group data is from July 1, 2003.

COMPARATIVE RESULTS

                                                                   SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE INCOME OPPORTUNITIES FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,066    $11,408       $12,599
        Average annual total return         +0.66%     +4.49%        +5.77%
ML U.S. HIGH YIELD CASH PAY BB-B RATED CONSTRAINED INDEX(1)
        Cumulative value of $10,000       $10,646    $12,066       $13,325
        Average annual total return         +6.46%     +6.46%        +7.28%
LIPPER HIGH CURRENT YIELD BOND FUNDS INDEX(2)
        Cumulative value of $10,000       $10,678    $12,247       $13,664
        Average annual total return         +6.78%     +6.99%        +7.94%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                                   RIVERSOURCE INCOME        MERRILL LYNCH U.S. HIGH
                                               OPPORTUNITIES FUND CLASS A   YIELD CASH PAY BB-B RATED   LIPPER HIGH CURRENT YIELD
                                                (INCLUDES SALES CHARGE)       CONSTRAINED INDEX(1)         BOND FUNDS INDEX(2)
                                                       ($12,599)                    ($13,325)                   ($13,664)
                                               --------------------------   -------------------------   -------------------------
7/1/03                                                   9,525                      10,000                      10,000
7/03                                                     9,331                       9,841                       9,923
7/04                                                    10,518                      11,043                      11,157
7/05                                                    11,519                      12,134                      12,306
7/06                                                    11,921                      12,516                      12,796
7/07                                                    12,599                      13,325                      13,664

(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from June 19, 2003. Merrill Lynch U.S. High Yield Cash Pay BB-B Constrained Index and Lipper peer group data is from July 1, 2003.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $  986.80         $ 5.62           1.14%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.14         $ 5.71           1.14%
 Class B
   Actual(b)                   $1,000         $  983.00         $ 9.34           1.90%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.37         $ 9.49           1.90%
 Class C
   Actual(b)                   $1,000         $  983.00         $ 9.34           1.90%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,015.37         $ 9.49           1.90%
 Class I
   Actual(b)                   $1,000         $  988.80         $ 3.65            .74%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.12         $ 3.71            .74%
 Class R4*
   Actual(b)                   $1,000         $  987.60         $ 4.83(c)         .98%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.93         $ 4.91(c)         .98%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: -1.32% for Class A, -1.70% for Class B, -1.70% for Class C, -1.12% for Class I and -1.24% for Class R4.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $4.98 for Class R4; the hypothetical expenses paid would have been $5.06 for Class R4.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (89.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
AEROSPACE & DEFENSE (4.4%)
Alion Science and Technology
  02-01-15                          10.25%       $2,555,000              $2,452,800
Communications & Power Inds
  02-01-12                           8.00         3,380,000               3,396,900
CPI Intl
 Sr Unsecured
  02-01-15                          11.15         1,255,000(g)            1,295,788
DRS Technologies
  02-01-16                           6.63         3,895,000               3,700,250
L-3 Communications
  07-15-13                           6.13           320,000                 297,600
  01-15-15                           5.88           550,000                 500,500
L-3 Communications
 Series B
  10-15-15                           6.38         2,340,000               2,152,800
                                                                    ---------------
Total                                                                    13,796,638
-----------------------------------------------------------------------------------

AUTOMOTIVE (4.0%)
Ford Motor Credit LLC
 Sr Nts
  08-10-11                           9.88         4,230,000               4,282,452
GMAC
  04-15-16                           7.70         3,825,000               3,270,375
GMAC LLC
  09-15-11                           6.88         4,630,000               4,305,432
  11-01-31                           8.00           750,000                 701,250
                                                                    ---------------
Total                                                                    12,559,509
-----------------------------------------------------------------------------------

BUILDING MATERIALS (0.6%)
Gibraltar Inds
 Series B
  12-01-15                           8.00           620,000                 598,300
Norcraft Companies LP/Finance
  11-01-11                           9.00         1,237,000               1,237,000
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                           8.89           150,000(h)              129,000
                                                                    ---------------
Total                                                                     1,964,300
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

CHEMICALS (3.0%)
Chemtura
  06-01-16                           6.88%       $2,014,000              $1,857,915
Georgia Gulf
  10-15-14                           9.50           910,000                 864,500
Hexion US Finance/Nova Scotia Finance
  11-15-14                           9.75         1,398,000               1,495,860
INVISTA
  05-01-12                           9.25         1,150,000(d)            1,190,250
Momentive Performance Materials
 Pay-in-kind
  12-01-14                          10.13         1,220,000(d,e)          1,180,350
NALCO
 Sr Unsecured
  11-15-11                           7.75         1,120,000               1,097,600
NewMarket
  12-15-16                           7.13         1,760,000               1,694,000
                                                                    ---------------
Total                                                                     9,380,475
-----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.7%)
Chart Inds
 Sr Sub Nts
  10-15-15                           9.13         2,625,000               2,733,281
United Rentals North America
  02-15-12                           6.50         2,665,000               2,665,000
                                                                    ---------------
Total                                                                     5,398,281
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.7%)
American Achievement
  04-01-12                           8.25           385,000                 369,600
Chattem
 Sr Sub Nts
  03-01-14                           7.00         1,860,000               1,748,400
Jarden
  05-01-17                           7.50         2,455,000               2,209,500
Sealy Mattress
  06-15-14                           8.25         1,144,000               1,126,840
Visant
  10-01-12                           7.63           715,000                 700,700

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
CONSUMER PRODUCTS (CONT.)
Vitro
Sr Unsecured
  02-01-17                           9.13%       $2,420,000(c,d)         $2,347,400
                                                                    ---------------
Total                                                                     8,502,440
-----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.1%)
ALH Finance LLC
  01-15-13                           8.50           212,000                 202,460
Baldor Electric
  02-15-17                           8.63         3,162,000               3,241,050
                                                                    ---------------
Total                                                                     3,443,510
-----------------------------------------------------------------------------------

ELECTRIC (7.8%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                           8.38         2,030,000               1,887,900
  05-15-18                           7.13         1,420,000               1,192,800
Edison Mission Energy
 Sr Nts
  05-15-17                           7.00         2,970,000(d)            2,658,150
Edison Mission Energy
 Sr Unsecured
  06-15-13                           7.50         1,405,000               1,355,825
  06-15-16                           7.75            50,000                  47,875
IPALCO Enterprises
 Secured
  11-14-11                           8.63         4,995,000               5,144,849
Midwest Generation LLC
 Pass-Through Ctfs
 Series B
  01-02-16                           8.56                 1                       2
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                           8.30         1,100,000               1,078,000
  10-01-21                           8.50           280,000                 266,700
  05-01-31                           9.13           255,000                 249,900
Mirant North America LLC
  12-31-13                           7.38         2,540,000               2,527,300
Nevada Power
 Series N
  04-01-36                           6.65         1,525,000               1,478,204
NRG Energy
  02-01-14                           7.25         2,745,000               2,648,925
  01-15-17                           7.38         1,030,000                 993,950
Reliant Energy
  12-15-14                           6.75           600,000                 592,500

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Reliant Energy
 Sr Nts
  06-15-17                           7.88%         $745,000                $707,750
Salton Sea Funding
 Sr Nts
 Series C
  05-30-10                           7.84           205,979                 211,386
Sierra Pacific Power
 Series P
  07-01-37                           6.75         1,325,000               1,358,125
                                                                    ---------------
Total                                                                    24,400,141
-----------------------------------------------------------------------------------

ENVIRONMENTAL (1.7%)
Allied Waste North America
 Series B
  04-15-14                           7.38         3,640,000               3,430,700
Clean Harbors
  07-15-12                          11.25           745,000                 811,905
WCA Waste
  06-15-14                           9.25         1,115,000               1,120,575
                                                                    ---------------
Total                                                                     5,363,180
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.4%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                           9.66         3,127,000(h)            2,876,840
Constellation Brands
  09-01-16                           7.25           880,000                 827,200
Constellation Brands
 Sr Nts
  05-15-17                           7.25           840,000(d)              791,700
Cott Beverages USA
  12-15-11                           8.00         4,605,000               4,466,850
Del Monte
  02-15-15                           6.75           625,000                 565,625
Smithfield Foods
 Sr Unsecured
  07-01-17                           7.75           964,000                 930,260
                                                                    ---------------
Total                                                                    10,458,475
-----------------------------------------------------------------------------------

GAMING (6.6%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                           7.13           800,000                 750,000

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAMING (CONT.)
Buffalo Thunder Development Authority
Secured
  12-15-14                           9.38%         $380,000(d)             $355,300
Circus & Eldorado Jt Venture/Silver Legacy
 Capital
 1st Mtge
  03-01-12                          10.13         2,715,000               2,837,174
Harrah's Operating
  06-01-16                           6.50         2,485,000               1,826,475
  10-01-17                           5.75           685,000                 486,350
Majestic Star Casino LLC/Capital
  10-15-10                           9.50         1,225,000               1,237,250
MGM Mirage
  06-01-16                           7.50         2,650,000               2,464,500
Pokagon Gaming Authority
 Sr Nts
  06-15-14                          10.38         1,830,000(d)            1,958,100
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                           9.38         2,815,000(d)            2,702,400
Station Casinos
 Sr Nts
  04-01-12                           6.00           855,000                 782,325
Station Casinos
 Sr Unsecured
  08-15-16                           7.75           750,000                 703,125
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                           9.00         2,590,000(d)            2,667,700
Wheeling Island Gaming
  12-15-09                          10.13         1,815,000               1,837,688
                                                                    ---------------
Total                                                                    20,608,387
-----------------------------------------------------------------------------------

GAS PIPELINES (4.4%)
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           400,000                 410,784
Southern Star Central
 Sr Nts
  03-01-16                           6.75         3,670,000               3,431,450
Tennessee Gas Pipeline
  04-01-37                           7.63         1,900,000               2,078,834
Williams Companies
 Sr Nts
  07-15-19                           7.63         2,539,000               2,577,085

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
GAS PIPELINES (CONT.)
Williams Companies
 Sr Unsecured
  09-01-21                           7.88%       $4,886,000              $5,081,439
                                                                    ---------------
Total                                                                    13,579,592
-----------------------------------------------------------------------------------

HEALTH CARE (6.4%)
Community Health Systems
 Sr Nts
  07-15-15                           8.88         3,415,000(d)            3,316,819
DaVita
  03-15-15                           7.25         1,595,000               1,511,263
HCA
 Secured Pay-in-kind
  11-15-16                           9.63         3,353,000(d,e)          3,369,764
IASIS Healthcare LLC/Capital
 Bank Guaranteed
  06-15-14                           8.75           635,000                 609,600
MedCath Holdings
  07-15-12                           9.88         2,965,000               3,091,013
Omnicare
  12-15-13                           6.75         2,015,000               1,843,725
  12-15-15                           6.88         1,904,000               1,718,360
Omnicare
 Sr Sub Nts
  06-01-13                           6.13         1,600,000               1,440,000
Select Medical
 Sr Unsecured
  09-15-15                          11.08         3,374,000(g)            2,977,555
                                                                    ---------------
Total                                                                    19,878,099
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (1.1%)
Centex
 Sr Unsecured
  05-01-16                           6.50           925,000                 843,096
DR Horton
 Sr Unsub
  04-15-16                           6.50           700,000                 636,198
K Hovnanian Enterprises
  05-15-13                           7.75           270,000                 206,550
  05-15-16                           7.50           560,000                 448,000
Meritage Homes
  03-15-15                           6.25           670,000                 529,300
Meritage Homes
 Sr Nts
  05-01-14                           7.00           570,000                 484,500

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HOME CONSTRUCTION (CONT.)
Standard Pacific
Sr Sub Nts
  04-15-12                           9.25%         $130,000                $107,900
William Lyon Homes
  02-15-14                           7.50           340,000                 258,400
                                                                    ---------------
Total                                                                     3,513,944
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (5.9%)
Chesapeake Energy
  07-15-13                           7.63           990,000                 985,050
  08-15-14                           7.00           910,000                 895,213
  01-15-16                           6.63         1,100,000               1,036,750
  01-15-16                           6.88         1,228,000               1,169,670
  01-15-18                           6.25           355,000                 320,388
Compton Petroleum Finance
  12-01-13                           7.63         1,320,000(c)            1,234,200
Denbury Resources
 Sr Sub Nts
  12-15-15                           7.50         1,560,000               1,499,550
EXCO Resources
 Secured
  01-15-11                           7.25         2,445,000               2,426,662
Forest Oil
 Sr Nts
  06-15-19                           7.25         1,330,000(d)            1,240,225
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                           7.75         2,180,000(d)            2,038,299
KCS Energy
  04-01-12                           7.13         1,720,000               1,685,600
PetroHawk Energy
  07-15-13                           9.13         1,305,000               1,344,150
Range Resources
  03-15-15                           6.38         1,470,000               1,367,100
  05-15-16                           7.50         1,115,000               1,095,488
                                                                    ---------------
Total                                                                    18,338,345
-----------------------------------------------------------------------------------

MEDIA CABLE (3.2%)
Charter Communications Operating LLC/Capital
 Sr Nts
  04-30-14                           8.38         1,805,000(d)            1,782,438
CSC Holdings
  07-15-18                           7.63           725,000                 645,250
DIRECTV Holdings LLC/Finance
  06-15-15                           6.38         1,060,000                 954,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA CABLE (CONT.)
EchoStar DBS
  02-01-16                           7.13%       $4,500,000              $4,252,500
Mediacom LLC/Capital
 Sr Nts
  02-15-11                           7.88           425,000                 412,250
Quebecor Media
 Sr Nts
  03-15-16                           7.75           750,000(c)              705,000
Virgin Media Finance
  04-15-14                           8.75         1,070,000(c)            1,070,000
                                                                    ---------------
Total                                                                     9,821,438
-----------------------------------------------------------------------------------

MEDIA NON CABLE (6.4%)
Clear Channel Communications
 Sr Unsub
  12-15-16                           5.50         2,040,000               1,489,375
Dex Media
 Sr Disc Nts
 (Zero coupon through 11-15-08,
 thereafter 9.00%)
  11-15-13                           5.58         1,530,000(h)            1,377,000
Idearc
  11-15-16                           8.00         1,209,000               1,145,528
Intelsat Intermediate Holding
 (Zero coupon through 02-01-10,
 thereafter 9.25%)
  02-01-15                           6.89           800,000(c,h)            628,000
Lamar Media
 Sr Unsecured
  08-15-15                           6.63           808,000                 735,280
LBI Media
 Sr Sub Nts
  08-01-17                           8.50         2,280,000(d)            2,248,650
Liberty Media LLC
 Sr Nts
  05-15-13                           5.70         1,185,000               1,081,559
Liberty Media LLC
 Sr Unsecured
  02-01-30                           8.25         1,260,000               1,201,319
Radio One
  02-15-13                           6.38           915,000                 828,075
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                           8.75         2,150,000(d)            2,203,750

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA NON CABLE (CONT.)
Rainbow Natl Services LLC
Sr Sub Deb
  09-01-14                          10.38%         $155,000(d)             $168,950
RH Donnelley
 Sr Nts
  01-15-16                           8.88         1,970,000               1,915,825
Salem Communications Holding
  12-15-10                           7.75         3,800,000               3,799,999
Sun Media
  02-15-13                           7.63         1,271,000(c)            1,232,870
                                                                    ---------------
Total                                                                    20,056,180
-----------------------------------------------------------------------------------

METALS (1.9%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                           8.25         2,420,000               2,534,950
  04-01-17                           8.38           310,000                 325,500
Noranda Aluminium Acquisition
 Sr Unsecured Pay-in-kind
  05-15-15                           9.36           900,000(d,e,g)          855,000
Peabody Energy
  11-01-16                           7.38           620,000                 606,050
Peabody Energy
 Series B
  03-15-13                           6.88         1,645,000               1,599,763
                                                                    ---------------
Total                                                                     5,921,263
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (1.4%)
Cimarex Energy
  05-01-17                           7.13           440,000                 415,800
OPTI Canada
  12-15-14                           8.25         1,549,000(c,d)          1,564,490
OPTI Canada
 Secured
  12-15-14                           7.88           830,000(c,d)            838,300
Quicksilver Resources
  04-01-16                           7.13         1,805,000               1,674,138
                                                                    ---------------
Total                                                                     4,492,728
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (2.3%)
Cardtronics
  08-15-13                           9.25         3,020,000               2,906,749
Cardtronics
 Sr Sub Nts
  08-15-13                           9.25         1,465,000(d)            1,410,063

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
OTHER FINANCIAL INSTITUTIONS (CONT.)
Residential Capital LLC
  06-30-15                           6.88%         $315,000                $278,900
Triad Acquisition
 Sr Unsecured
 Series B
  05-01-13                          11.13         2,890,000               2,716,600
                                                                    ---------------
Total                                                                     7,312,312
-----------------------------------------------------------------------------------

OTHER INDUSTRY (1.0%)
Actuant
 Sr Nts
  06-15-17                           6.88         1,115,000(d)            1,070,400
Mobile Mini
 Sr Nts
  05-01-15                           6.88         1,585,000(d)            1,497,825
Rental Service
  12-01-14                           9.50           580,000(d)              565,500
                                                                    ---------------
Total                                                                     3,133,725
-----------------------------------------------------------------------------------

PACKAGING (1.4%)
Crown Cork & Seal
  04-15-23                           8.00         1,000,000                 910,000
Greif
 Sr Unsecured
  02-01-17                           6.75           400,000                 381,000
Owens-Brockway Glass Container
  05-15-11                           7.75         1,515,000               1,537,725
Plastipak Holdings
 Sr Nts
  12-15-15                           8.50           805,000(d)              813,050
Silgan Holdings
 Sr Sub Nts
  11-15-13                           6.75           800,000                 764,000
                                                                    ---------------
Total                                                                     4,405,775
-----------------------------------------------------------------------------------

PAPER (5.0%)
Abitibi-Consolidated
  08-01-29                           8.50         1,500,000(c)            1,170,000
Boise Cascade LLC
  10-15-12                           8.24           500,000(g)              490,000
  10-15-14                           7.13         1,590,000               1,462,800
Cascades
 Sr Nts
  02-15-13                           7.25           480,000(c)              448,800
Georgia-Pacific
  01-15-17                           7.13         2,423,000(d)            2,229,160

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
PAPER (CONT.)
NewPage
  05-01-12                          10.00%       $3,092,000              $3,153,840
Norampac
  06-01-13                           6.75         1,960,000(c)            1,793,400
Smurfit-Stone Container Enterprises
 Sr Nts
  07-01-12                           8.38         1,435,000               1,377,600
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00         3,665,000               3,426,775
                                                                    ---------------
Total                                                                    15,552,375
-----------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Elan Finance
  11-15-11                           7.75         1,100,000(c)            1,061,500
Warner Chilcott
  02-01-15                           8.75         2,075,000               2,023,125
                                                                    ---------------
Total                                                                     3,084,625
-----------------------------------------------------------------------------------

RAILROADS (0.9%)
Kansas City Southern de Mexico
 Sr Nts
  12-01-13                           7.63         2,085,000(c,d)          2,085,000
  06-01-14                           7.38           768,000(c,d)            754,560
                                                                    ---------------
Total                                                                     2,839,560
-----------------------------------------------------------------------------------

REITS (0.4%)
Realogy
 Sr Sub Nts
  04-15-15                          12.38         1,405,000(d)            1,176,688
-----------------------------------------------------------------------------------

RETAILERS (0.5%)
Michaels Stores
 Sr Nts
  11-01-14                          10.00         1,445,000(d)            1,401,650
-----------------------------------------------------------------------------------

TECHNOLOGY (3.2%)
Flextronics Intl
 Sr Sub Nts
  11-15-14                           6.25         2,110,000(c)            1,899,000
Freescale Semiconductor
 Sr Nts Pay-in-kind
  12-15-14                           9.13         3,633,000(d,e)          3,206,123

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
TECHNOLOGY (CONT.)
Seagate Technology HDD Holdings
  10-01-16                           6.80%       $3,570,000(c)           $3,320,100
West Corp
  10-15-16                          11.00         1,425,000               1,417,875
                                                                    ---------------
Total                                                                     9,843,098
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.7%)
Avis Budget Car Rental LLC/Finance
  05-15-14                           7.63         1,205,000               1,156,800
Hertz
  01-01-14                           8.88           935,000                 935,000
                                                                    ---------------
Total                                                                     2,091,800
-----------------------------------------------------------------------------------

WIRELESS (0.5%)
Dobson Cellular Systems
 Secured
  11-01-11                           8.38           765,000                 811,856
Nextel Communications
 Series D
  08-01-15                           7.38           610,000                 591,700
                                                                    ---------------
Total                                                                     1,403,556
-----------------------------------------------------------------------------------

WIRELINES (4.4%)
Citizens Communications
 Sr Unsecured
  03-15-19                           7.13         2,250,000               2,033,438
GCI
 Sr Unsecured
  02-15-14                           7.25         1,413,000               1,299,960
Level 3 Financing
  11-01-14                           9.25         1,240,000               1,184,200
Level 3 Financing
 Sr Nts
  02-15-17                           8.75         1,755,000(d)            1,614,600
Qwest
  03-15-12                           8.88         1,075,000               1,130,094
Qwest
 Sr Nts
  06-15-15                           7.63         1,890,000               1,852,200
Qwest
 Sr Unsecured
  10-01-14                           7.50           950,000                 931,000

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Windstream
  08-01-16                           8.63%       $3,630,000              $3,675,374
                                                                    ---------------
Total                                                                    13,720,866
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $288,760,587)                                                   $277,442,955
-----------------------------------------------------------------------------------

SENIOR LOANS (6.4%)(i)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
AUTOMOTIVE (0.5%)
Ford Motor
 Term Loan
  12-15-13                             8.36%     $1,525,825              $1,432,841
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Spectrum Brands
 Tranche B2 Term Loan
  03-30-13                             9.32              17                      16
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
AMC Entertainment
 Term Loan
  06-13-12                            10.36         475,000                 456,000
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Pinnacle Foods Finance
 Tranche B Term Loan
  04-02-14                             8.11       1,345,000               1,269,909
-----------------------------------------------------------------------------------

GAMING (1.2%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-06-14                             2.00         720,546(b,j)            668,306
Fontainebleau Las Vegas
 Term Loan
  06-05-14                             8.61       1,441,092               1,365,434
Great Lakes Gaming of Michigan
 Term Loan
  09-15-12                             9.00       1,750,000(f)            1,715,001
                                                                    ---------------
Total                                                                     3,748,741
-----------------------------------------------------------------------------------

HEALTH CARE (0.8%)
HCA
 Tranche B Term Loan
  01-21-13                             7.61       2,636,750               2,521,814
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

INDEPENDENT ENERGY (1.0%)
Sandridge Energy
 Term Loan
  04-01-15                             8.63%     $3,160,000              $3,065,200
-----------------------------------------------------------------------------------

LIFE INSURANCE (1.0%)
Asurion
 Term Loan
  07-03-14                             8.32       3,315,000(b)            3,095,381
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.8%)
Dresser
 1st Lien Term Loan
  05-04-14                             7.86       1,290,000               1,227,654
Dresser
 2nd Lien Term Loan
  05-04-15                            11.11       1,420,000               1,334,800
                                                                    ---------------
Total                                                                     2,562,454
-----------------------------------------------------------------------------------

OTHER INDUSTRY (0.2%)
Rental Service
 2nd Lien Term Loan
  11-30-13                             8.86         636,673                 630,306
-----------------------------------------------------------------------------------

RETAILERS (0.1%)
Michaels Stores
 Term Loan
  10-31-13                       7.63- 7.69         287,276                 266,449
-----------------------------------------------------------------------------------

WIRELESS (0.3%)
Trilogy Intl Partners
 Term Loan
  06-29-12                             8.86         880,000(b)              849,200
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $20,860,021)                                                     $19,898,311
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.2%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund
                                                  9,863,477(k)           $9,863,477

TOTAL MONEY MARKET FUND
(Cost: $9,863,477)                                                       $9,863,477
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $319,484,085)(l)                                                $307,204,743
===================================================================================

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,884,594.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 7.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $53,302,654 or 17.1% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at July 31, 2007, is as follows:

                                                   ACQUISITION
SECURITY                                              DATES               COST
---------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
  9.00% Term Loan 2012                              03-01-07           $1,717,889

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(j) At July 31, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
-----------------------------------------------------------------------------
Fontainebleau Las Vegas                                             $718,744

(k)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(l) At July 31, 2007, the cost of securities for federal income tax purposes was $319,552,898 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $735,613
Unrealized depreciation                                            (13,083,768)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(12,348,155)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  23

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 24 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007


ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $309,620,608)          $297,341,266
   Affiliated money market fund (identified cost $9,863,477)
   (Note 6)                                                        9,863,477
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $319,484,085)                                                 307,204,743
Capital shares receivable                                            264,962
Accrued interest receivable                                        6,370,076
Receivable for investment securities sold                          5,630,394
Other receivable                                                      12,512
----------------------------------------------------------------------------
Total assets                                                     319,482,687
----------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                          5
Dividends payable to shareholders                                    372,561
Capital shares payable                                               446,430
Payable for investment securities purchased                        7,272,868
Unrealized depreciation on swap transactions, at value (Note
   5)                                                                 68,253
Accrued investment management services fee                             5,193
Accrued distribution fee                                               2,530
Accrued transfer agency fee                                              325
Accrued administrative services fee                                      596
Accrued plan administration services fee                                   1
Other accrued expenses                                                64,766
----------------------------------------------------------------------------
Total liabilities                                                  8,233,528
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $311,249,159
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    311,520
Additional paid-in capital                                       318,976,685
Undistributed net investment income                                  301,365
Accumulated net realized gain (loss)                               3,994,672
Unrealized appreciation (depreciation) on investments (Note
   5)                                                            (12,335,083)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $311,249,159
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                           $177,438,822
                                            Class B                           $ 43,356,468
                                            Class C                           $  4,788,510
                                            Class I                           $ 85,512,402
                                            Class R4                          $    152,957
Net asset value per share of outstanding    Class A
   capital stock:                           shares(1)           17,763,829    $       9.99
                                            Class B shares       4,342,532    $       9.98
                                            Class C shares         479,660    $       9.98
                                            Class I shares       8,550,686    $      10.00
                                            Class R4 shares         15,307    $       9.99
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.49. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  25

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $26,070,881
Income distributions from affiliated money market fund (Note
   6)                                                               646,435
   Less foreign taxes withheld                                       (7,287)
---------------------------------------------------------------------------
Total income                                                     26,710,029
---------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                2,116,555
Distribution fee
   Class A                                                          473,678
   Class B                                                          539,206
   Class C                                                           53,830
Transfer agency fee
   Class A                                                          289,649
   Class B                                                           87,767
   Class C                                                            8,622
   Class R4                                                             177
Service fee -- Class R4                                                  95
Administrative services fees and expenses                           242,883
Plan administration services fee -- Class R4                            258
Compensation of board members                                         6,339
Custodian fees                                                       41,219
Printing and postage                                                 51,638
Registration fees                                                    64,877
Professional fees                                                    37,170
Other                                                                 8,489
---------------------------------------------------------------------------
Total expenses                                                    4,022,452
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                        (8,939)
---------------------------------------------------------------------------
                                                                  4,013,513
   Earnings and bank fee credits on cash balances (Note 2)          (13,166)
---------------------------------------------------------------------------
Total net expenses                                                4,000,347
---------------------------------------------------------------------------
Investment income (loss) -- net                                  22,709,682
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 5,621,014
   Swap transactions                                                (19,607)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                           5,601,407
Net change in unrealized appreciation (depreciation) on
   investments                                                   (8,064,917)
---------------------------------------------------------------------------
Net gain (loss) on investments                                   (2,463,510)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $20,246,172
===========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 26 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 22,709,682    $ 22,592,246
Net realized gain (loss) on investments                      5,601,407        (752,472)
Net change in unrealized appreciation (depreciation) on
   investments                                              (8,064,917)     (9,592,694)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               20,246,172      12,247,080
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (12,547,578)    (12,341,389)
      Class B                                               (3,158,445)     (3,779,621)
      Class C                                                 (315,710)       (344,551)
      Class I                                               (6,878,967)     (5,625,284)
      Class R4                                                 (13,566)        (27,770)
   Net realized gain
      Class A                                                  (28,946)     (2,925,577)
      Class B                                                   (8,255)     (1,051,547)
      Class C                                                     (818)        (96,210)
      Class I                                                  (14,829)     (1,240,162)
      Class R4                                                     (30)         (6,546)
--------------------------------------------------------------------------------------
Total distributions                                        (22,967,144)    (27,438,657)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  41,394,263      63,999,387
   Class B shares                                           10,674,271      17,419,619
   Class C shares                                            1,002,076       2,091,616
   Class I shares                                           18,498,880      33,986,524
   Class R4 shares                                              44,269          63,145
Reinvestment of distributions at net asset value
   Class A shares                                           10,061,131      12,658,524
   Class B shares                                            2,652,424       4,133,835
   Class C shares                                              261,247         372,261
   Class I shares                                            6,875,044       6,786,582
   Class R4 shares                                              13,010          33,278
Payments for redemptions
   Class A shares                                          (66,142,312)    (70,969,552)
   Class B shares (Note 2)                                 (26,624,277)    (40,883,374)
   Class C shares (Note 2)                                  (2,200,796)     (3,290,761)
   Class I shares                                          (31,896,680)    (13,066,538)
   Class R4 shares                                            (236,366)       (152,428)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            (35,623,816)     13,182,118
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (38,344,788)     (2,009,459)
Net assets at beginning of year                            349,593,947     351,603,406
--------------------------------------------------------------------------------------
Net assets at end of year                                 $311,249,159    $349,593,947
======================================================================================
Undistributed net investment income                       $    301,365    $    525,556
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life Insurance Company, a wholly-owned affiliate of Ameriprise Financial and the affiliated funds-of-funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

 28 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At July 31, 2007, investments in securities included issues that are illiquid which, the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10%. The aggregate value of such securities at July 31, 2007 was $1,715,000 representing 0.55% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  29

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $4,884,594.

The Fund also may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At July 31, 2007, the Fund has entered into unfunded loan commitments of $718,744.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call

--------------------------------------------------------------------------------

 30 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At July 31, 2007, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT 31 collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $19,607 and accumulated net realized gain has been increased by $19,607.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $12,573,776    $14,288,126
      Long-term capital gain..................          2,748        978,840
CLASS B
Distributions paid from:
      Ordinary income.........................      3,165,916      4,479,341
      Long-term capital gain..................            784        351,827
CLASS C
Distributions paid from:
      Ordinary income.........................    $   316,451    $   408,571
      Long-term capital gain..................             77         32,190
CLASS I
Distributions paid from:
      Ordinary income.........................      6,892,388      6,450,512
      Long-term capital gain..................          1,408        414,934
CLASS R4*
Distributions paid from:
      Ordinary income.........................         13,593         32,126
      Long-term capital gain..................              3          2,190

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  4,094,387
Undistributed accumulated long-term gain..................    $    574,771
Unrealized appreciation (depreciation)....................    $(12,335,643)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT 33 is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.61% to 0.38% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.61% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $2,037 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

--------------------------------------------------------------------------------

 34 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  35

0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $277,721 for Class A, $42,007 for Class B and $623 for Class C for year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.14% for Class A, 1.90% for Class B, 1.90% for Class C and 0.98% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $6,769, $1,926, $192, and $52, respectively. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 1.14% for Class A, 1.90% for Class B, 1.90% for Class C, 0.79% for Class I and 0.98% for Class R4 of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.01% for Class R4 of the Fund's average daily net assets until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $13,166 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $403,480,429 and $437,499,782, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED JULY 31, 2007
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       3,985,422       969,347       (6,384,016)       (1,429,247)
Class B                       1,025,240       255,686       (2,570,933)       (1,290,007)
Class C                          96,390        25,189         (212,430)          (90,851)
Class I                       1,780,648       661,278       (3,070,098)         (628,172)
Class R4*                         4,265         1,257          (22,970)          (17,448)
---------------------------------------------------------------------------------------------

                                                 YEAR ENDED JULY 31, 2006
                                            ISSUED FOR
                                            REINVESTED                            NET
                                SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------------
Class A                       6,209,798      1,236,287      (6,916,081)          530,004
Class B                       1,689,147        403,782      (3,982,657)       (1,889,728)
Class C                         202,585         36,362        (320,152)          (81,205)
Class I                       3,296,286        662,318      (1,281,971)        2,676,633
Class R4*                         6,118          3,249         (15,136)           (5,769)
---------------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open CBMS total return swap contract:

                                                                      UNREALIZED
                                      TERMINATION      NOTIONAL      APPRECIATION
                                          DATE          AMOUNT      (DEPRECIATION)
----------------------------------------------------------------------------------
Receive total return on Lehman
Brothers
Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia                Jan. 1, 2008    $1,250,000       $(68,253)
----------------------------------------------------------------------------------

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $216,963,886 and $207,100,409, respectively, for the year ended July 31, 2007.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  37

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC

--------------------------------------------------------------------------------

 38 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  39

Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 40 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.10         $10.53         $10.30          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .68(c)         .64            .61            .62            .06
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .60           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .58            .34            .96           1.22           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.69)          (.62)          (.61)          (.62)          (.06)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.69)          (.77)          (.73)          (.62)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99         $10.10         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $177           $194           $197           $178            $56
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.14%          1.14%          1.10%          1.08%          1.16%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.57%          6.25%          5.73%          5.97%          5.59%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.69%          3.49%          9.52%         12.72%         (2.04%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class A would have been 2.51% for the period ended July 31, 2003.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  41

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.09         $10.53         $10.30          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .60(c)         .56            .53            .54            .05
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .60           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50            .26            .88           1.14           (.22)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.61)          (.55)          (.53)          (.54)          (.05)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.70)          (.65)          (.54)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.98         $10.09         $10.53         $10.30          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $43            $57            $79            $56             $4
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.90%          1.90%          1.86%          1.83%          1.88%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.79%          5.46%          4.99%          5.22%          5.14%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.89%          2.60%          8.70%         11.90%         (2.11%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class B would have been 3.27% for the period ended July 31, 2003.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.09         $10.53         $10.30          $9.69          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .60(c)         .56            .53            .54            .05
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35            .61           (.28)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .50            .26            .88           1.15           (.23)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.61)          (.55)          (.53)          (.54)          (.05)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.61)          (.70)          (.65)          (.54)          (.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.98         $10.09         $10.53         $10.30          $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $6             $7             $5             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.90%          1.90%          1.86%          1.83%          1.61%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.80%          5.48%          4.98%          5.20%          5.45%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.89%          2.60%          8.69%         12.01%         (2.19%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class C would have been 3.27% for the period ended July 31, 2003.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  43

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period     $10.11         $10.55         $10.32         $10.41
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .72(c)         .68            .65            .27
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.30)           .35           (.10)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .62            .38           1.00            .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.73)          (.67)          (.65)          (.26)
Distributions from realized gains            --           (.15)          (.12)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.73)          (.82)          (.77)          (.26)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $10.00         $10.11         $10.55         $10.32
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $86            $93            $69            $21
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .74%           .74%           .74%           .76%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.96%          6.67%          6.15%          6.40%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           6.12%          3.81%          9.92%          1.58%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period     $10.10         $10.54         $10.31          $9.70          $9.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .69(c)         .66            .62            .63            .06
Net gains (losses) (both realized and
 unrealized)                               (.10)          (.31)           .36            .61           (.27)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .59            .35            .98           1.24           (.21)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.70)          (.64)          (.63)          (.63)          (.06)
Distributions from realized gains            --           (.15)          (.12)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.70)          (.79)          (.75)          (.63)          (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.99         $10.10         $10.54         $10.31          $9.70
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .98%(e)        .97%           .94%           .92%          1.01%(f),(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              6.67%(e)       6.42%          5.91%          6.08%          5.71%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         122%           130%           124%           133%            26%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.87%          3.57%          9.70%         13.00%         (2.03%)(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 1.01% and 2.35% for the periods ended July 31, 2007 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Income Opportunities Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 46 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Income Opportunities Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      ERNST & YOUNG LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06001
Sept. 25, 2006..............................................         0.06000
Oct. 26, 2006...............................................         0.05500
Nov. 27, 2006...............................................         0.05500
Dec. 18, 2006...............................................         0.06259
Jan. 23, 2007...............................................         0.06000
Feb. 23, 2007...............................................         0.05186
March 26, 2007..............................................         0.05197
April 25, 2007..............................................         0.05194
May 25, 2007................................................         0.05900
June 25, 2007...............................................         0.06100
July 25, 2007...............................................         0.05800
Total.......................................................        $0.68637

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00015
Total distributions.........................................        $0.68652

--------------------------------------------------------------------------------

 48 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.05302
Sept. 25, 2006..............................................         0.05402
Oct. 26, 2006...............................................         0.04836
Nov. 27, 2006...............................................         0.04809
Dec. 18, 2006...............................................         0.05801
Jan. 23, 2007...............................................         0.05307
Feb. 23, 2007...............................................         0.04507
March 26, 2007..............................................         0.04514
April 25, 2007..............................................         0.04535
May 25, 2007................................................         0.05206
June 25, 2007...............................................         0.05418
July 25, 2007...............................................         0.05143
Total.......................................................        $0.60780

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00015
Total distributions.........................................        $0.60795

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.05300
Sept. 25, 2006..............................................         0.05403
Oct. 26, 2006...............................................         0.04836
Nov. 27, 2006...............................................         0.04806
Dec. 18, 2006...............................................         0.05800
Jan. 23, 2007...............................................         0.05310
Feb. 23, 2007...............................................         0.04506
March 26, 2007..............................................         0.04512
April 25, 2007..............................................         0.04539
May 25, 2007................................................         0.05215
June 25, 2007...............................................         0.05437
July 25, 2007...............................................         0.05145
Total.......................................................        $0.60809

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00015
Total distributions.........................................        $0.60824

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  49

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06370
Sept. 25, 2006..............................................         0.06317
Oct. 26, 2006...............................................         0.05850
Nov. 27, 2006...............................................         0.05856
Dec. 18, 2006...............................................         0.06506
Jan. 23, 2007...............................................         0.06515
Feb. 23, 2007...............................................         0.05564
March 26, 2007..............................................         0.05571
April 25, 2007..............................................         0.05551
May 25, 2007................................................         0.06280
June 25, 2007...............................................         0.06474
July 25, 2007...............................................         0.06130
Total.......................................................        $0.72984

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE
Dec. 18, 2006...............................................        $0.00015
Total distributions.........................................        $0.72999

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06151
Sept. 25, 2006..............................................         0.06129
Oct. 26, 2006...............................................         0.05641
Nov. 27, 2006...............................................         0.05712
Dec. 18, 2006...............................................         0.06329
Jan. 23, 2007...............................................         0.06260
Feb. 23, 2007...............................................         0.05331
March 26, 2007..............................................         0.05341
April 25, 2007..............................................         0.05335
May 25, 2007................................................         0.06049
June 25, 2007...............................................         0.06246
July 25, 2007...............................................         0.05935
Total.......................................................        $0.70459

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00015
Total distributions.........................................        $0.70474

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 50 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  51

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 52 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  53

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT  55

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance reflected the interrelationship of particular market conditions with the specific management style employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the

--------------------------------------------------------------------------------

 56 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of

--------------------------------------------------------------------------------

                 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT 57 accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 58 RIVERSOURCE INCOME OPPORTUNITIES FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) INCOME OPPORTUNITIES FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6266 G (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
INFLATION PROTECTED SECURITIES FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE INFLATION PROTECTED
SECURITIES FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH TOTAL RETURN
THAT EXCEEDS THE RATE OF INFLATION
OVER THE LONG TERM.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Investments in Securities...........     14

Financial Statements................     16

Notes to Financial Statements.......     20

Report of Independent Registered
   Public Accounting Firm...........     38

Federal Income Tax Information......     40

Board Members and Officers..........     44

Approval of Investment Management
   Services Agreement...............     48

Proxy Voting........................     50

Change in Independent Registered
   Public Accounting Firm...........     50

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Inflation Protected Securities Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.

SECTOR BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

U.S. Government Obligations & Agencies                                           99.3%
Cash & Cash Equivalents                                                           0.7%

QUALITY BREAKDOWN

Percentage of bond portfolio assets
(PIE CHART)

AAA bonds                                                                       100.0%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

--------------------------------------------------------------------------------

        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
            X                  HIGH
                              MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGER

                             YEARS IN INDUSTRY
Jamie Jackson, CFA                  19

The Fund is managed by a team led by Jamie Jackson.

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     APSAX          03/04/04
Class B                     APSBX          03/04/04
Class C                     RIPCX          03/04/04
Class I                     AIPIX          03/04/04
Class R4(1)                    --          03/04/04
Class W                     RIPWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $393.7 million
Number of holdings                               14
Weighted average life(2)                  9.5 years
Effective duration(3)                     5.1 years
Weighted average bond rating(4)                 AAA

(2)  WEIGHTED AVERAGE LIFE measures a bond's
     maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Inflation Protected Securities Fund
  Class A (excluding sales charge)                      +4.08

Lehman Brothers U.S. Treasury Inflation Notes
  Index (unmanaged)                                     +4.73

(see "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The index does not reflect the effects of sales charges, expenses and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                 TOTAL                   NET EXPENSES(A)
Class A                                          0.98%                        0.84%
Class B                                          1.74%                        1.60%
Class C                                          1.74%                        1.59%
Class I                                          0.58%                        0.47%
Class R4(b)                                      0.84%                        0.73%
Class W(c)                                       1.06%                        0.92%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.84% for Class A, 1.60% for Class B, 1.59% for Class C, 0.47% for Class I, 0.73% for Class R4 and 0.92% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                          SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   INCEPTION
 Class A (inception 3/4/04)          +4.08%   +3.66%    +2.84%
 Class B (inception 3/4/04)          +3.40%   +2.87%    +2.05%
 Class C (inception 3/4/04)          +3.40%   +2.87%    +2.04%
 Class I (inception 3/4/04)          +4.44%   +3.98%    +3.14%
 Class R4* (inception 3/4/04)        +3.92%   +3.68%    +2.87%
 Class W (inception 12/1/06)           N/A      N/A     +0.95%**

WITH SALES CHARGE
 Class A (inception 3/4/04)          -0.86%   +1.99%    +1.38%
 Class B (inception 3/4/04)          -1.60%   +1.61%    +1.24%
 Class C (inception 3/4/04)          +2.40%   +2.87%    +2.04%

AT JUNE 30, 2007
                                                          SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   INCEPTION
 Class A (inception 3/4/04)          +3.40%   +3.19%    +2.23%
 Class B (inception 3/4/04)          +2.73%   +2.39%    +1.45%
 Class C (inception 3/4/04)          +2.73%   +2.39%    +1.44%
 Class I (inception 3/4/04)          +3.77%   +3.50%    +2.53%
 Class R4* (inception 3/4/04)        +3.13%   +3.20%    +2.25%
 Class W (inception 12/1/06)           N/A      N/A     +1.25%**

WITH SALES CHARGE
 Class A (inception 3/4/04)          -1.51%   +1.53%    +0.74%
 Class B (inception 3/4/04)          -2.24%   +1.14%    +0.62%
 Class C (inception 3/4/04)          +1.73%   +2.39%    +1.44%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Jamie Jackson, Portfolio Manager for RiverSource Inflation Protected Securities Fund, discusses the Fund's results and strategy for the 12 months ended July 31, 2007.

At July 31, 2007, approximately 79% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible RiverSource Inflation Protected Securities Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 28, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Inflation Protected Securities Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 12 and 25.

Q: How did RiverSource Inflation Protected Securities Fund perform for the annual period?

A: RiverSource Inflation Protected Securities Fund's Class A shares (excluding sales charge) returned 4.08% for the 12 months ended July 31, 2007. The Fund underperformed its benchmark, the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index), which gained 4.73%.

Q: What factors most significantly affected the Fund's performance?

A: The Fund's significant exposure to Treasury Inflation Protected Securities
   (TIPS), whose interest payments are automatically adjusted to help offset inflation, challenged the Fund during this 12-month period. Yields of TIPS moved modestly higher during the period, despite inflation levels notably above expectations during the second half of the period. This muted Fund returns, as bond yields and prices typically move in opposite directions. Overall U.S. inflation that accrued to the Fund during the annual period came in at an annualized rate of 2.78%. Overall U.S. inflation actually declined by 0.49% during the first half of the fiscal year, but was particularly high during the last five months of the period due to persistent increases in food and energy prices.

   When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living, and is tied to the principal and interest on TIPS. Actual inflation came in slightly higher than expected for the annual period, and that higher inflation passed through the assets in the Fund. In contrast, core inflation, a measure closely monitored by

--------------------------------------------------------------------------------

        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   the Federal Reserve Board (the Fed) that excludes food and energy, often changes significantly on a monthly basis. Core inflation was approximately 2.2% for the annual period, a rate within the upper end of the Fed's "comfort zone" and modestly lower than generally expected.

   The Fund was hurt by holding no nominal U.S. Treasuries during the period, as TIPS underperformed nominal Treasury securities, or non-inflation protected Treasury securities, for the 12 months. Nominal Treasury yields declined during the period compared to modestly higher TIPS yields.

   Benefiting the Fund during the period was its defensive positioning in the form of a duration, a measure of the Fund's sensitivity to changes in interest rates, that was shorter than the Lehman Index for most of the period. We had positioned the Fund for higher rates, and, as mentioned above, TIPS yields did rise modestly over the period.

   DURING THE SECOND HALF OF THE FISCAL YEAR, AS THE PREVIOUSLY INVERTED YIELD CURVE STARTED TO EASE, WE FOCUSED THE FUND'S POSITIONS MORE IN SECURITIES AT THE INTERMEDIATE-TERM PART OF THE YIELD CURVE.


Q: What changes did you make to the Fund's portfolio during the period?

A: We adjusted the Fund's duration somewhat as conditions shifted. We shortened the Fund's duration compared to the Lehman Index during the first quarter of 2007 when a flight-to-quality demand following a bout of volatility in the equity markets drove both nominal Treasuries and TIPS yields down. We then extended the Fund's duration toward a neutral position relative to the Lehman Index in June, when rates increased to levels consistent with our fair value estimates. Such tactical trading proved profitable for the Fund.

   During the inverted yield curve, the Fund had a mix of short-term and long-term bonds with a more moderate exposure to intermediate-term securities. During the second half of the fiscal year, as the previously inverted yield curve started to ease, we focused the Fund's positions more in securities at the intermediate-term part of the yield curve.

   Finally, we eliminated the Fund's exposure to non-U.S. dollar bonds early in the second half of the fiscal year.

--------------------------------------------------------------------------------

 8 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   WE DO NOT EXPECT INFLATION TO BE HIGH ENOUGH IN THE NEXT YEAR AND A HALF OR SO TO THREATEN THE ECONOMIC EXPANSION.


Q: How do you intend to manage the Fund in the coming months?

A: In our view, cyclical inflation pressures, such as stubbornly high energy prices and slowed labor productivity gains, are in place, but the risk is that they disguise a more ominous upward trend in inflation. While we do not anticipate a return to the inflation spiral of the 1970s, we do expect inflation to increase gradually over time. We expect core inflation to increase modestly. More importantly, from the Fund's perspective, we believe that overall inflation will remain materially above core inflation. For example, over the calendar year 2007, we expect overall inflation to increase 2.7% following a 2.0% advance in 2006. For 2008, we expect overall inflation to be even higher. That said, we do not expect inflation to be high enough in the next year and a half or so to threaten the economic expansion.

   Given this view, we intend to maintain the Fund's current neutral duration positioning, or interest rate risk, for the near term. We also intend to maintain the Fund's emphasis on TIPS over nominal Treasuries. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

        RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Inflation Protected Securities Fund Class A shares (from 3/1/04 to 7/31/07)* as compared to the performance of a widely cited performance index, the Lehman Brothers U.S. Treasury Inflation Notes Index. In comparing the Fund's Class A shares to this index, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index is from March 1, 2004.

COMPARATIVE RESULTS

                                                                   SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    INCEPTION(2)
RIVERSOURCE INFLATION PROTECTED SECURITIES FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000       $9,914    $10,609      $10,470
        Average annual total return         -0.86%     +1.99%       +1.38%
LEHMAN BROTHERS U.S. TREASURY INFLATION NOTES INDEX(1)
        Cumulative value of $10,000       $10,473    $11,340      $11,269
        Average annual total return         +4.73%     +4.28%       +3.56%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 10 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

                                                            RIVERSOURCE INFLATION PROTECTED
                                                           SECURITIES FUND CLASS A (INCLUDES     LEHMAN BROTHERS U.S. TREASURY
                                                                SALES CHARGE) ($10,470)        INFLATION NOTES INDEX(1) ($11,269)
                                                           ---------------------------------   ----------------------------------
3/1/04                                                                    9,525                                10,000
7/04                                                                      9,406                                 9,938
7/05                                                                      9,908                                10,539
7/06                                                                     10,060                                10,760
7/07                                                                     10,470                                11,269

(1) The Lehman Brothers U.S. Treasury Inflation Notes Index, an unmanaged index, measures the performance of the inflation protected obligations of the U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.
(2) Fund data is from March 4, 2004. Lehman Brothers U.S. Treasury Inflation Notes Index is from March 1, 2004.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

                                BEGINNING        ENDING         EXPENSES
                              ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                              FEB. 1, 2007    JULY 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                     $1,000         $1,036.60         $4.24(c)        .84%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.63         $4.21(c)        .84%
 Class B
   Actual(b)                     $1,000         $1,032.80         $7.91(c)       1.57%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.01         $7.85(c)       1.57%
 Class C
   Actual(b)                     $1,000         $1,032.80         $7.91(c)       1.57%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,017.01         $7.85(c)       1.57%
 Class I
   Actual(b)                     $1,000         $1,038.40         $2.48(c)        .49%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,022.36         $2.46(c)        .49%
 Class R4*
   Actual(b)                     $1,000         $1,033.20         $3.48(c)        .69%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,021.37         $3.46(c)        .69%
 Class W
   Actual(b)                     $1,000         $1,036.10         $4.70(c)        .93%
   Hypothetical
   (5% return before
   expenses)                     $1,000         $1,020.18         $4.66(c)        .93%

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +3.66% for Class A, +3.28% for Class B, +3.28% for Class C, +3.84% for Class I, +3.32% for Class R4 and +3.61% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.84% for Class A, 1.60% for Class B, 1.59% for Class C, 0.47% for Class I, 0.73% for Class R4 and 0.92% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug. 1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $8.06 for Class B, $8.01 for Class C, $2.38 for Class I, $3.68 for Class R4 and $4.64 for Class W; the hypothetical expenses paid would have been $8.00 for Class B, $7.95 for Class C, $2.36 for Class I, $3.66 for Class R4 and $4.61 for Class W; the actual and hypothetical expenses paid for Class A would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  13

INVESTMENTS IN SECURITIES

RiverSource Inflation Protected Securities Fund
JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (99.4%)
                                  COUPON       PRINCIPAL
ISSUER                             RATE          AMOUNT                  VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES
Federal Natl Mtge Assn
  11-15-30                          6.63%      $5,500,000(d)           $6,243,518

U.S. Treasury Inflation-Indexed Bond
  01-15-08                          3.63       10,552,744(b)           10,520,164
  04-15-12                          2.00       81,044,278(b)           79,274,262
  07-15-12                          3.00       21,629,153(b)           22,204,708
  01-15-14                          2.00       54,729,728(b)           53,183,720
  07-15-14                          2.00       23,989,815(b)           23,306,627
  01-15-15                          1.63       34,276,683(b)           32,290,578
  01-15-16                          2.00       37,134,584(b)           35,795,288
  07-15-16                          2.50       11,221,550(b)           11,271,083
  01-15-17                          2.38       33,403,104(b)           33,136,985
  01-15-25                          2.38       35,725,522(b)           35,311,110
  04-15-28                          3.63       36,532,489(b)           43,607,740
  04-15-29                          3.88        4,477,038(b)            5,572,914
---------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $395,287,812)                                                 $391,718,697
---------------------------------------------------------------------------------

MONEY MARKET FUND (0.7%)
                                    SHARES                   VALUE(A)
RiverSource Short-Term Cash
 Fund                               2,929,093(c)           $2,929,093
---------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $2,929,093)                                         $2,929,093
---------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $398,216,905)(e)                                  $394,647,790
=====================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(d) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Treasury Note, Sept. 2007, 10-year                           $12,500,000

(e) At July 31, 2007, the cost of securities for federal income tax purposes was $399,471,332 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $    16,582
Unrealized depreciation                                             (4,840,124)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(4,823,542)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 14 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $395,287,812)          $391,718,697
   Affiliated money market fund (identified cost $2,929,093)
      (Note 6)                                                     2,929,093
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $398,216,905)                                                 394,647,790
Capital shares receivable                                            676,622
Accrued interest receivable                                        1,199,506
Receivable for investment securities sold                          4,597,080
----------------------------------------------------------------------------
Total assets                                                     401,120,998
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    453,793
Capital shares payable                                               264,490
Payable for investment securities purchased                        6,274,514
Accrued investment management services fee                             4,728
Accrued distribution fee                                                 942
Accrued transfer agency fee                                              256
Accrued administrative services fee                                      752
Other accrued expenses                                                58,892
----------------------------------------------------------------------------
Total liabilities                                                  7,058,367
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $394,062,631
============================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    406,742
Additional paid-in capital                                       400,943,459
Undistributed net investment income                                1,537,040
Accumulated net realized gain (loss) (Note 8)                     (5,227,776)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            (3,596,834)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $394,062,631
============================================================================

Net assets applicable to outstanding
   shares:                                  Class A                            $ 65,959,818
                                            Class B                            $ 16,143,740
                                            Class C                            $  1,784,275
                                            Class I                            $310,160,205
                                            Class R4                           $      9,661
                                            Class W                            $      4,932
Net asset value per share of outstanding
   capital stock:                           Class A shares(1)     6,807,001    $       9.69
                                            Class B shares        1,666,752    $       9.69
                                            Class C shares          184,194    $       9.69
                                            Class I shares       32,014,702    $       9.69
                                            Class R4 shares           1,000    $       9.66
                                            Class W shares              509    $       9.69
===========================================================================================

(1) The maximum offering price per share for Class A is $10.17. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 16 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                      $14,616,738
Income distributions from affiliated money market fund (Note
   6)                                                             158,673
-------------------------------------------------------------------------
Total income                                                   14,775,411
-------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                              1,313,892
Distribution fee
   Class A                                                        197,429
   Class B                                                        254,136
   Class C                                                         22,157
   Class W                                                              8
Transfer agency fee
   Class A                                                        122,527
   Class B                                                         41,485
   Class C                                                          3,556
   Class R4                                                           112
   Class W                                                              7
Service fee -- Class R4                                                90
Administrative services fees and expenses                         209,028
Plan administration services fee -- Class R4                           21
Compensation of board members                                       5,525
Custodian fees                                                     21,630
Printing and postage                                               35,325
Registration fees                                                  99,000
Professional fees                                                  33,727
Other                                                              12,005
-------------------------------------------------------------------------
Total expenses                                                  2,371,660
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                    (325,755)
-------------------------------------------------------------------------
                                                                2,045,905
   Earnings and bank fee credits on cash balances (Note 2)         (7,489)
-------------------------------------------------------------------------
Total net expenses                                              2,038,416
-------------------------------------------------------------------------
Investment income (loss) -- net                                12,736,995
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions (Note 3)     (3,009,640)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities in foreign
   currencies                                                   4,613,157
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           1,603,517
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $14,340,512
=========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ 12,736,995    $ 11,706,408
Net realized gain (loss) on investments                     (3,009,640)     (1,902,038)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                         4,613,157      (6,880,013)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               14,340,512       2,924,357
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (3,351,656)     (4,144,750)
      Class B                                                 (889,303)     (1,630,331)
      Class C                                                  (79,373)       (126,451)
      Class I                                               (8,769,640)     (4,218,952)
      Class R4                                                  (6,266)        (33,920)
      Class W                                                     (112)            N/A
   Net realized gain
      Class A                                                       --        (338,732)
      Class B                                                       --        (169,903)
      Class C                                                       --         (13,108)
      Class I                                                       --        (218,717)
      Class R4                                                      --             (33)
--------------------------------------------------------------------------------------
Total distributions                                        (13,096,350)    (10,894,897)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 18 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                           2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 20,009,475    $ 55,061,508
   Class B shares                                            3,547,088      21,565,206
   Class C shares                                              333,818       1,194,571
   Class I shares                                          176,000,223     101,552,558
   Class R4 shares                                              33,860       2,274,318
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            3,077,121       4,079,175
   Class B shares                                              824,429       1,637,698
   Class C shares                                               75,827         129,416
   Class I shares                                            8,560,034       4,286,454
   Class R4 shares                                                 106          31,448
Payments for redemptions
   Class A shares                                          (50,518,670)    (48,324,842)
   Class B shares (Note 2)                                 (22,397,025)    (35,719,575)
   Class C shares (Note 2)                                  (1,519,023)     (2,071,943)
   Class I shares                                          (23,836,428)     (7,000,917)
   Class R4 shares                                          (2,070,746)       (238,302)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            112,125,089      98,456,773
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    113,369,251      90,486,233
Net assets at beginning of year                            280,693,380     190,207,147
--------------------------------------------------------------------------------------
Net assets at end of year                                 $394,062,631    $280,693,380
======================================================================================
Undistributed net investment income                       $  1,537,040    $  1,896,395
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  19

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. At July 31, 2007, RiverSource Life Insurance Company (RiverSource Life), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) owned 100% of Class R4 shares.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life and the affiliated funds-of-funds owned approximately 79% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 20 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT 21 counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and

--------------------------------------------------------------------------------

 22 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated are as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $3,351,656    $4,446,887
      Long-term capital gain....................            --        36,595

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  23

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS B
Distributions paid from:
      Ordinary income...........................       889,303     1,781,879
      Long-term capital gain....................            --        18,355
CLASS C
Distributions paid from:
      Ordinary income...........................    $   79,373    $  138,143
      Long-term capital gain....................            --         1,416
CLASS I
Distributions paid from:
      Ordinary income...........................     8,769,640     4,414,040
      Long-term capital gain....................            --        23,629
CLASS R4*
Distributions paid from:
      Ordinary income...........................         6,266        33,949
      Long-term capital gain....................            --             4
CLASS W**
Distributions paid from:
      Ordinary income...........................           112           N/A
      Long-term capital gain....................            --           N/A

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $ 1,990,833
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $(3,973,349)
Unrealized appreciation (depreciation).....................    $(4,851,261)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition

--------------------------------------------------------------------------------

 24 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily. Inflation adjustments to the principal amount and cost basis of inflation-indexed securities are included in interest income.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.44% to 0.25% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.44% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $4,255 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT 25 equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other

--------------------------------------------------------------------------------

 26 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $73,052 for Class A, $31,868 for Class B and $783 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.84% for Class A, 1.60% for Class B, 1.60% for Class C, 0.49% for Class I, 0.69% for Class R4 and 0.93% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class R4 were $43,556, $14,016, $1,222 and $27, respectively, and the management fees waived at the Fund level were $266,934. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.84% for Class A, 1.62% for Class B, 1.62% for Class C, 0.49% for Class I, 0.69% for Class R4 and 0.93% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.84% for Class A, 1.60% for Class B, 1.59% for Class C, 0.47% for Class I, 0.73% for Class R4 and 0.92% for Class W of the Fund's average daily net assets, until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $7,489 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $303,740,325 and $225,415,133, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  27

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JULY 31, 2007
                                              ISSUED FOR                           NET
                                              REINVESTED                        INCREASE
                                  SOLD       DISTRIBUTIONS     REDEEMED        (DECREASE)
---------------------------------------------------------------------------------------------
Class A                         2,071,221       317,895       (5,231,460)      (2,842,344)
Class B                           366,511        85,143       (2,324,127)      (1,872,473)
Class C                            34,484         7,834         (157,438)        (115,120)
Class I                        18,364,192       886,462       (2,457,138)      16,793,516
Class R4*                           3,554            11         (213,095)        (209,530)
Class W**                             509            --               --              509
---------------------------------------------------------------------------------------------

                                                  YEAR ENDED JULY 31, 2006
                                              ISSUED FOR                           NET
                                              REINVESTED                        INCREASE
                                  SOLD       DISTRIBUTIONS     REDEEMED        (DECREASE)
---------------------------------------------------------------------------------------------
Class A                         5,564,370       414,755       (4,936,073)       1,043,052
Class B                         2,172,183       166,395       (3,644,296)      (1,305,718)
Class C                           120,710        13,145         (211,346)         (77,491)
Class I                        10,350,133       439,002         (729,290)      10,059,845
Class R4*                         231,084         3,270          (24,824)         209,530
---------------------------------------------------------------------------------------------

  * Effective Dec. 11. 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $150,978 that were pledged as collateral to cover initial margin deposits on 125 open sale contracts. The notional market value of the open sale contracts at July 31, 2007 was $13,427,735 with a net unrealized loss of $27,719. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales of securities aggregated $80,272,876 and $77,343,783, respectively, for the year ended July 31, 2007.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or

--------------------------------------------------------------------------------

 28 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $2,136,395 at July 31, 2007, that if not offset by capital gains will expire in 2015.

The Fund also had a post-October loss of $1,836,954 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  29

Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their

--------------------------------------------------------------------------------

 30 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  31

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,       2007              2006           2005        2004(B)
Net asset value, beginning of
  period                          $9.71            $10.02          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)        .35(c)            .47            .33            .21
Net gains (losses) (both
 realized and unrealized)           .04              (.33)           .21           (.34)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .39               .14            .54           (.13)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.41)             (.42)          (.34)          (.20)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.41)             (.45)          (.34)          (.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.71         $10.02          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $66               $94            $86            $38
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)       .84%              .84%           .84%           .84%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 3.65%             4.71%          3.47%          5.83%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   4.08%             1.53%          5.43%         (1.25%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.98%, 0.96%, 1.01% and 1.52% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 32 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.70            $10.01          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .26(c)            .39            .25            .18
Net gains (losses) (both
 realized and unrealized)           .06              (.33)           .20           (.34)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .32               .06            .45           (.16)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.33)             (.34)          (.26)          (.17)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.33)             (.37)          (.26)          (.17)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.70         $10.01          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $16               $34            $49            $15
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)      1.60%             1.62%          1.62%          1.62%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 2.68%             3.81%          2.80%          5.09%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   3.40%              .73%          4.52%         (1.54%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.74%, 1.71%, 1.77% and 2.30% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  33

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.70            $10.01          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .28(c)            .39            .25            .18
Net gains (losses) (both
 realized and unrealized)           .04              (.33)           .20           (.35)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .32               .06            .45           (.17)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.33)             (.34)          (.26)          (.16)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.33)             (.37)          (.26)          (.16)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.70         $10.01          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                           $2                $3             $4             $2
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)      1.60%             1.62%          1.62%          1.61%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 2.87%             3.79%          2.74%          4.99%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   3.40%              .73%          4.51%         (1.58%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.74%, 1.71%, 1.76% and 2.30% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 34 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.71            $10.02          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .46(c)            .50            .36            .22
Net gains (losses) (both
 realized and unrealized)          (.04)             (.33)           .20           (.34)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .42               .17            .56           (.12)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.44)             (.45)          (.36)          (.21)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.44)             (.48)          (.36)          (.21)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.69             $9.71         $10.02          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                         $310              $148            $52            $13
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)       .49%              .53%           .59%           .59%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 4.75%             5.33%          3.82%          6.28%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   4.44%             1.84%          5.69%         (1.14%)(i)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.58%, 0.58%, 0.65% and 1.27% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  35

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,    2007                 2006           2005        2004(B)
Net asset value, beginning of
 period                           $9.70            $10.02          $9.82         $10.15
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)        .33(c)            .47            .35            .22
Net gains (losses) (both
 realized and unrealized)           .04              (.33)           .20           (.35)
------------------------------------------------------------------------------------------------------
Total from investment
 operations                         .37               .14            .55           (.13)
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.41)             (.43)          (.35)          (.20)
Distributions from realized
 gains                               --              (.03)            --             --
------------------------------------------------------------------------------------------------------
Total distributions                (.41)             (.46)          (.35)          (.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                           $9.66             $9.70         $10.02          $9.82
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $--                $2            $--            $--
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(d),(e),(f)       .69%              .69%           .69%           .69%(g)
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                 3.17%             6.20%          3.36%          5.79%(g)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                        76%               58%            43%            11%
------------------------------------------------------------------------------------------------------
Total return(h)                   3.92%             1.57%          5.58%         (1.19%)(i)
------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.77%, 0.79%, 0.86% and 1.37% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 36 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.82
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .33(c)
Net gains (losses) (both realized and
 unrealized)                               (.25)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .08
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.69
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .93%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              5.19%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)          76%
-----------------------------------------------------------------------------------------------------------
Total return(h)                            .95%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.06% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE INFLATION PROTECTED SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Inflation Protected Securities Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc., as of July 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006 were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

--------------------------------------------------------------------------------

 38 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Inflation Protected Securities Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  39

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06308
Sept. 25, 2006..............................................         0.04700
Oct. 26, 2006...............................................         0.05000
Nov. 27, 2006...............................................         0.03000
Dec. 18, 2006...............................................         0.01800
Jan. 23, 2007...............................................         0.01800
Feb. 23, 2007...............................................         0.01800
March 26, 2007..............................................         0.01200
April 25, 2007..............................................         0.01300
May 25, 2007................................................         0.03106
June 25, 2007...............................................         0.04600
July 25, 2007...............................................         0.06000
Total distributions.........................................        $0.40614

--------------------------------------------------------------------------------

 40 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.05615
Sept. 25, 2006..............................................         0.04119
Oct. 26, 2006...............................................         0.04355
Nov. 27, 2006...............................................         0.02333
Dec. 18, 2006...............................................         0.01361
Jan. 23, 2007...............................................         0.01059
Feb. 23, 2007...............................................         0.01171
March 26, 2007..............................................         0.00572
April 25, 2007..............................................         0.00658
May 25, 2007................................................         0.02484
June 25, 2007...............................................         0.04099
July 25, 2007...............................................         0.05393
Total distributions.........................................        $0.33219

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.05615
Sept. 25, 2006..............................................         0.04120
Oct. 26, 2006...............................................         0.04355
Nov. 27, 2006...............................................         0.02334
Dec. 18, 2006...............................................         0.01362
Jan. 23, 2007...............................................         0.01059
Feb. 23, 2007...............................................         0.01171
March 26, 2007..............................................         0.00578
April 25, 2007..............................................         0.00656
May 25, 2007................................................         0.02487
June 25, 2007...............................................         0.04106
July 25, 2007...............................................         0.05410
Total distributions.........................................        $0.33253

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  41

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06616
Sept. 25, 2006..............................................         0.04952
Oct. 26, 2006...............................................         0.05283
Nov. 27, 2006...............................................         0.03298
Dec. 18, 2006...............................................         0.01996
Jan. 23, 2007...............................................         0.02130
Feb. 23, 2007...............................................         0.02084
March 26, 2007..............................................         0.01489
April 25, 2007..............................................         0.01580
May 25, 2007................................................         0.03385
June 25, 2007...............................................         0.04883
July 25, 2007...............................................         0.06272
Total distributions.........................................        $0.43968

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.06314
Sept. 25, 2006..............................................         0.04787
Oct. 26, 2006...............................................         0.05105
Nov. 27, 2006...............................................         0.03106
Dec. 18, 2006...............................................         0.02001
Jan. 23, 2007...............................................         0.01944
Feb. 23, 2007...............................................         0.01919
March 26, 2007..............................................         0.01323
April 25, 2007..............................................         0.01426
May 25, 2007................................................         0.03232
June 25, 2007...............................................         0.04072
July 25, 2007...............................................         0.05848
Total distributions.........................................        $0.41077

--------------------------------------------------------------------------------

 42 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01522
Jan. 23, 2007...............................................         0.01834
Feb. 23, 2007...............................................         0.01720
March 26, 2007..............................................         0.01110
April 25, 2007..............................................         0.01231
May 25, 2007................................................         0.03021
June 25, 2007...............................................         0.04521
July 25, 2007...............................................         0.05912
Total distributions.........................................        $0.20871

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  47

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

 48 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT 49 necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope

--------------------------------------------------------------------------------

 50 RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

       RIVERSOURCE INFLATION PROTECTED SECURITIES FUND -- 2007 ANNUAL REPORT  51

     RIVERSOURCE(R) INFLATION PROTECTED SECURITIES FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. RiverSource(R) mutual funds are
                                    distributed by RiverSource Distributors, Inc. and Ameriprise
                                    Financial Services, Inc., Members FINRA, and managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6280 F (9/07)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
LIMITED DURATION BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
JULY 31, 2007
(Prospectus also enclosed)


RIVERSOURCE LIMITED DURATION BOND
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH A LEVEL OF CURRENT INCOME
CONSISTENT WITH PRESERVATION OF
CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     28

Notes to Financial Statements.......     34

Report of Independent Registered
   Public Accounting Firm...........     55

Federal Income Tax Information......     56

Board Members and Officers..........     60

Approval of Investment Management
   Services Agreement...............     64

Proxy Voting........................     66

Change in Independent Registered
   Public Accounting Firm...........     66

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT JULY 31, 2007

FUND OBJECTIVE

RiverSource Limited Duration Bond Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.

SECTOR BREAKDOWN

Percentage of portfolio assets
(PIE CHART)

Mortgage-Backed                                                                  47.2%
U.S. Government Obligations & Agencies                                           20.3%
Corporate Bonds (1)                                                              15.6%
Commercial Mortgage-Backed                                                        9.6%
Cash & Cash Equivalents                                                           4.2%
Asset-Backed                                                                      3.1%

(1) Includes Financials 7.0%, Telecommunication 3.6%, Utilities 2.1%, Consumer Staples 1.7%, Consumer Discretionary 1.1% and Energy 0.1%.

QUALITY BREAKDOWN

Percentage of bond portfolio assets
(PIE CHART)

AAA Bonds                                                                        82.5%
AA Bonds                                                                          2.7%
A Bonds                                                                           4.0%
BBB Bonds                                                                        10.2%
Non-investment Grade Bonds                                                        0.6%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.

There are risks associated with an investment in a bond fund, including the impact of interest rates and credit. These and other risk considerations are discussed in the Fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

--------------------------------------------------------------------------------

                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT JULY 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
   X                           HIGH
                              MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                           YEARS IN INDUSTRY
Jamie Jackson, CFA                19
Scott Kirby                       28
Tom Murphy, CFA                   21

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                      ALDAX         06/19/03
Class B                      ALDBX         06/19/03
Class C                      RDCLX         06/19/03
Class I                      ALDIX         03/04/04
Class R4(1)                     --         06/19/03
Class W                      RLDWX         12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $151.7 million
Number of holdings                              277
Weighted average life(2)                  6.3 years
Effective duration(3)                     3.9 years
Weighted average bond rating(4)                 AA+

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended July 31, 2007

                                  (BAR CHART)

RiverSource Limited Duration Bond Fund (excluding
  sales charge)                                         +4.63

Lehman Brothers Intermediate Aggregate Bond Index
  (unmanaged)                                           +5.50

Lipper Short-Intermediate Investment Grade Debt
  Funds Index                                           +4.75

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           1.11%                        0.89%
Class B                                           1.87%                        1.65%
Class C                                           1.86%                        1.64%
Class I                                           0.70%                        0.52%
Class R4(b)                                       1.00%                        0.77%
Class W(c)                                        1.13%                        0.97%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.52% for Class I, 0.77% for Class R4 and 0.97% for Class W.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  Inception date for Class W was Dec. 1, 2006.

--------------------------------------------------------------------------------

                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT JULY 31, 2007
                                                           SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   INCEPTION
 Class A (inception 6/19/03)          +4.63%    +3.26%    +2.45%
 Class B (inception 6/19/03)          +3.84%    +2.46%    +1.69%
 Class C (inception 6/19/03)          +3.84%    +2.46%    +1.66%
 Class I (inception 3/4/04)           +4.99%    +3.54%    +3.00%
 Class R4* (inception 6/19/03)        +4.82%    +3.43%    +2.61%
 Class W (inception 12/1/06)            N/A       N/A     +1.00%**

WITH SALES CHARGE
 Class A (inception 6/19/03)          -0.34%    +1.60%    +1.24%
 Class B (inception 6/19/03)          -1.16%    +1.20%    +1.24%
 Class C (inception 6/19/03)          +2.84%    +2.46%    +1.66%

AT JUNE 30, 2007
                                                           SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   INCEPTION
 Class A (inception 6/19/03)          +5.36%    +3.33%    +2.37%
 Class B (inception 6/19/03)          +4.46%    +2.53%    +1.58%
 Class C (inception 6/19/03)          +4.47%    +2.53%    +1.58%
 Class I (inception 3/4/04)           +5.62%    +3.64%    +2.91%
 Class R4* (inception 6/19/03)        +5.55%    +3.50%    +2.54%
 Class W (inception 12/1/06)            N/A       N/A     +0.49%**

WITH SALES CHARGE
 Class A (inception 6/19/03)          +0.36%    +1.67%    +1.14%
 Class B (inception 6/19/03)          -0.54%    +1.27%    +1.13%
 Class C (inception 6/19/03)          +3.47%    +2.53%    +1.58%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R4 and Class W shares. Class I and Class R4 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Limited Duration Bond Fund discusses the Fund's results and positioning for the 12 months ended July 31, 2007.

At July 31, 2007, approximately 52% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Limited Duration Bond Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 43, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Limited Duration Bond Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 14 and 40.

Q: How did RiverSource Limited Duration Bond Fund perform for the annual period?

A: RiverSource Limited Duration Bond Fund's Class A shares (excluding sales charge) returned 4.63% for the 12 months ended July 31, 2007. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Intermediate Aggregate Bond Index (Lehman Index), which gained 5.50%. The Fund's peer group, as represented by the Lipper Short-Intermediate Investment Grade Debt Funds Index, returned 4.75% during the same period.

   MODESTLY DECLINING INTEREST RATES, GENERALLY SOLID RETURNS FROM U.S. BONDS AND INCREASED VOLATILITY AMONG THE SPREAD SECTORS, OR NON-TREASURY SECTORS OF THE FIXED INCOME MARKET, HAD THE GREATEST IMPACT ON THE FUND.


Q: What factors most significantly affected the Fund's performance?

A: Modestly declining interest rates, generally solid returns from U.S. bonds and increased volatility among the spread sectors, or non-Treasury sectors of the fixed income market, had the greatest impact on the Fund. For much of the annual period, interest rates actually rose across the yield curve as the fixed income market dropped its expectation of the Federal Reserve Board (the
   Fed) easing later this year. However, in July 2007, the U.S. Treasury market rallied strongly. Investors flocked to the relative safety of Treasuries as other fixed income asset classes experienced notable volatility based on heightened

--------------------------------------------------------------------------------

                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   concerns over subprime mortgage turmoil, hedge fund losses and the fear that the turmoil in the credit markets would affect the broader economy. Bonds in credit-sensitive sectors were impacted most. Such increasingly risk-averse investor sentiment pushed Treasury yields lower across the yield curve.

   The Fed maintained its targeted federal funds rate at 5.25% throughout the period despite the fact that inflation remained at or above the Fed's stated comfort level. The Fed also anticipated greater economic growth over the second half of 2007.

   The Fund's tactical duration positioning relative to the Lehman Index contributed positively to its performance for the annual period overall. For example, the Fund was well positioned with a shorter-than-Lehman Index duration when interest rates rose from November through January and again in April through May. In response to these higher interest rates, we subsequently lengthened the Fund's duration from shorter than the Lehman Index to neutral to the Lehman Index in June. This proved prudent, as interest rates declined toward the end of the period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

   Effective issue selection within mortgage-backed securities also helped Fund performance for the annual period, as adjustable-rate mortgages (ARMs) and higher-coupon mortgage-backed securities, where the Fund had an emphasis, outperformed the sector as a whole. Conversely, a significant allocation to commercial mortgage-backed securities detracted from performance, as this sector lagged the Lehman Index for the 12 months.

   Shifts in the Fund's exposure to investment grade corporate bonds also hurt its annual results, as this sector swung from outperformance to underperformance of the Lehman Index during the fiscal year. We increased the Fund's allocation to investment grade corporate bonds during the period, seeking to take advantage of what we believed to be temporary weakness in the sector. However, the move proved premature, as investment grade corporate bonds continued to perform poorly in the last two months of the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: We tactically shifted the Fund's duration over the period between shorter than the Lehman Index and neutral to the Lehman Index in response to changes in the direction of interest rates. At the end of the period, the Fund had a duration

--------------------------------------------------------------------------------

 8 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   relatively neutral to the Lehman Index. We increased the Fund's exposure to investment grade corporate bonds during the period. We also increased the Fund's already sizable allocations to high quality mortgage-backed securities, U.S. agency securities and commercial mortgage-backed securities, as we continue to believe that the weakness in these sectors seen toward the end of the period will be temporary. The Fund's portfolio turnover rate for the annual period was 263%.*

   DESPITE THE TURMOIL IN THE FIXED INCOME MARKET AT THE END OF JULY, THE FUNDAMENTAL ECONOMIC PICTURE REMAINED FAIRLY STRONG.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: Despite the turmoil in the fixed income market at the end of July, the fundamental economic picture remained fairly strong. Recent reports on the labor market indicate continued strength and low unemployment, as well as solid gains in real wages. In addition, broad measures of both consumer and wholesale prices indicated that inflation rates exceed the Fed's stated 1% to 2% comfort zone. We believe interest rates may resume their migration higher over the coming months, supported by the Fed staying on hold.

   Given this view, we intend to maintain the Fund's neutral duration positioning relative to the Lehman Index for the near term. We further intend to maintain a disciplined focus on individual security selection, as we believe there remain pockets of opportunities to add value through investment grade corporate bonds, commercial mortgage-backed securities and agency securities. We continue to favor investment in these non-Treasury sectors over U.S. Treasuries. Within mortgage-backed securities, we intend to maintain the Fund's emphasis on AAA-rated agency pass-through mortgages with premium coupons as a defensive strategy with respect to higher interest rates and widening credit spreads.

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

--------------------------------------------------------------------------------

                 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   Given the volatility of the fixed income market of late, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements, and adjust the Fund's holdings and duration stance if necessary.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Limited Duration Bond Fund Class A shares (from 7/1/03 to 7/31/07)* as compared to the performance of two widely cited performance indices, the Lehman Brothers Intermediate Aggregate Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer data is from July 1, 2003.

COMPARATIVE RESULTS

                                                                   SINCE
Results at July 31, 2007                  1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE LIMITED DURATION BOND FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000       $9,966    $10,488      $10,523
        Average annual total return         -0.34%     +1.60%       +1.24%
LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000       $10,550    $11,164      $11,358
        Average annual total return         +5.50%     +3.74%       +3.17%
LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX(2)
        Cumulative value of $10,000       $10,475    $10,950      $11,049
        Average annual total return         +4.75%     +3.07%       +2.47%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE LIMITED DURATION BOND FUND LINE GRAPH)

                                                   RIVERSOURCE LIMITED
                                                DURATION BOND FUND CLASS         LEHMAN BROTHERS        LIPPER SHORT-INTERMEDIATE
                                                A (INCLUDES SALES CHARGE)    INTERMEDIATE AGGREGATE       INVESTMENT GRADE DEBT
                                                        ($10,523)            BOND INDEX(1) ($11,358)    FUNDS INDEX(2) ($11,049)
                                                -------------------------    -----------------------    -------------------------
7/1/03                                                     9525                       10000                       10000
7/03                                                       9245                        9759                        9775
7/04                                                       9556                       10173                       10091
7/05                                                       9886                       10553                       10351
7/06                                                      10057                       10766                       10548
7/07                                                      10523                       11358                       11049

(1) The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index of intermediate duration fixed-income securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Short-Intermediate Investment Grade Debt Funds Index includes the 30 largest short-intermediate investment grade debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from June 19, 2003. Lehman Brothers Intermediate Aggregate Bond Index and Lipper peer data is from July 1, 2003.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

                              BEGINNING         ENDING         EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                            FEB. 1, 2007    JULY 31, 2007    THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                   $1,000         $1,015.70          $4.45            .89%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,020.38          $4.46            .89%
 Class B
   Actual(b)                   $1,000         $1,012.90          $8.23           1.65%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.61          $8.25           1.65%
 Class C
   Actual(b)                   $1,000         $1,012.00          $8.13(c)        1.63%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,016.71          $8.15(c)        1.63%
 Class I
   Actual(b)                   $1,000         $1,017.50          $2.70(c)         .54%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,022.12          $2.71(c)         .54%
 Class R4*
   Actual(b)                   $1,000         $1,016.50          $3.65(c)         .73%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,021.17          $3.66(c)         .73%
 Class W
   Actual(b)                   $1,000         $1,015.30          $4.85            .97%
   Hypothetical
   (5% return before
   expenses)                   $1,000         $1,019.98          $4.86            .97%

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2007: +1.57% for Class A, +1.29% for Class B, +1.20% for Class C, +1.75% for Class I, +1.65% for Class R4 and +1.53% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.52% for Class I, 0.77% for Class R4 and 0.97% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Aug.1, 2007. If this change had been in place for the entire six month period ended July 31, 2007, the actual expenses paid would have been $8.18 for Class C, $2.60 for Class I and $3.85 for Class R4; the hypothetical expenses paid would have been $8.20 for Class C, $2.61 for Class I and $3.86 for Class R4; the actual and hypothetical expenses for Class A, Class B and Class W would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

JULY 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (105.0%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (22.4%)
Federal Farm Credit Bank
  10-10-08                           4.25%         $720,000                $713,987
Federal Home Loan Bank
  01-18-08                           4.63           630,000                 628,255
Federal Home Loan Mtge Corp
  06-15-08                           3.88         3,665,000               3,625,308
  03-15-09                           5.75           525,000                 531,579
  03-15-31                           6.75           720,000                 830,159
  04-16-37                           6.00           750,000                 730,781
Federal Natl Mtge Assn
  01-15-08                           3.25           250,000                 247,793
  06-15-08                           5.25         7,885,000               7,890,834
  02-16-12                           5.00         1,935,000               1,925,925
  05-18-12                           4.88         1,120,000               1,107,736
  11-15-30                           6.63         3,155,000               3,581,509
U.S. Treasury
  06-30-09                           4.88         4,045,000               4,066,806
  07-31-09                           4.63         1,070,000               1,071,254
  06-30-12                           4.88         2,725,000               2,756,506
  05-15-17                           4.50           580,000                 567,630
  02-15-26                           6.00           565,000                 631,299
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00         3,099,926(k)            3,012,359
                                                                    ---------------
Total                                                                    33,919,720
-----------------------------------------------------------------------------------

ASSET-BACKED (3.4%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                           2.84           250,000                 249,715
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           5.43           500,000(d,h)            500,067
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15           125,000(d)              126,283
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                           5.62           975,000(e)               92,130

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92%         $105,000                $100,426
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           5.58           161,661(h)              161,112
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           5.48           500,000(h)              496,953
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78           575,000(d,i)            580,553
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15            83,871(i)               83,335
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                           2.85           200,000(d,i)            197,607
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           5.88           600,000(e)              126,588
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88           700,000(e)              186,235
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           5.90           300,000(e)               85,152
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                           4.49            27,053                  26,939
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           285,000                 284,094

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Renaissance Home Equity Loan Trust
Series 2007-2 Cl M4
  06-25-37                           6.31%          $75,000                 $70,763
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66            50,000                  47,102
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01            70,000                  68,239
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           5.46           635,000(h)              632,618
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           5.50           750,000(h)              749,437
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45           225,000(d)              222,435
WFS Financial Owner Trust
 Series 2004-1 Cl D
  08-22-11                           3.17            14,953                  14,928
                                                                    ---------------
Total                                                                     5,102,711
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (10.6%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           5.02           250,000                 245,565
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45           325,000                 317,380
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                           4.57           350,000                 338,312
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47           325,000                 319,413
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68           350,000                 352,551
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15           246,530(d)              243,047
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23           175,000                 171,454

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03%         $487,684                $498,500
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           5.63           150,000(d,h)            150,533
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                           6.12           525,000(d,h)            524,344
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                           5.66           350,000                 345,484
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18           425,000                 433,537
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           175,000                 166,270
Federal Natl Mtge Assn #386558
  10-01-10                           4.85           475,039                 471,151
Federal Natl Mtge Assn #735029
  09-01-13                           5.28           479,218                 479,454
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77           400,000(j)              375,076
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77           575,000(d)              567,211
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           175,000                 171,669
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44           350,000                 336,728
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96           300,000                 295,078
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55           375,000                 366,712
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           6.17           300,000(d,h)            297,000

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
Series 2007-GG10 Cl A4
  08-10-45                           5.99%         $650,000                $642,453
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.99           225,000                 221,036
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13           322,011                 311,255
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           198,784                 193,576
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77           375,000                 358,650
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                           5.26           350,000                 345,189
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18           150,000                 146,068
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48           480,995                 466,778
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49           450,000                 443,860
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                           5.42           350,000                 335,686
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                           4.56           250,000                 244,005
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           250,000                 237,255
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93           500,000                 487,655
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           275,000                 277,335
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42           275,000                 263,598

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34%         $275,000                $270,177
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59           300,000                 290,436
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08           775,000(d)              747,688
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           275,000                 259,698
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           325,000                 318,253
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                           5.77           150,000                 147,526
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73           275,000                 272,568
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31           450,000                 429,170
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                           5.51           925,000                 890,127
                                                                    ---------------
Total                                                                    16,066,511
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (51.9%)(F)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69           493,792(g)              495,509
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.94           590,071(g)              590,584
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.19           393,125(g)              395,391

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Alternative Loan Trust
Collateralized Mtge Obligation
Series 2003-11 Cl 1A1
  01-25-34                           6.00%         $155,048                $154,813
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75           195,543                 186,469
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00           934,236                 916,240
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25            66,397(d)               64,903
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.90           410,245(g)              411,505
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.09           350,000(d,g)            336,086
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
  06-25-35                           6.50           296,191                 298,088
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73           335,060(e)               57,248
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           160,492                 153,045
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                           5.50         1,109,702               1,061,016
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50           327,775                 327,146

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50%         $334,697                $334,058
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50           682,872                 682,717
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           290,569                 301,340
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           820,841                 818,415
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00           580,398                 585,002
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00           627,495                 625,776
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00           300,000                 303,921
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00           689,569                 694,789
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB1 Cl 6A1
  03-25-35                           5.16           807,010(g)              792,723
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00           363,586(d)              379,397
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.36           328,382(g)              328,487

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Downey Savings & Loan Assn Mtge Loan Trust
Collateralized Mtge Obligation
Interest Only
Series 2005-AR5 Cl X1
  08-19-45                           0.12%       $2,512,285(e)              $25,123
Federal Home Loan Mtge Corp
  08-01-37                           6.50         4,000,000(b)            4,045,000
Federal Home Loan Mtge Corp #A10892
  07-01-33                           6.00           151,332                 151,230
Federal Home Loan Mtge Corp #A12692
  10-01-32                           6.00           201,171                 201,766
Federal Home Loan Mtge Corp #A13092
  09-01-33                           5.00         1,129,440               1,065,278
Federal Home Loan Mtge Corp #A13854
  09-01-33                           6.00           226,348                 226,272
Federal Home Loan Mtge Corp #A28602
  11-01-34                           6.50           974,847                 990,525
Federal Home Loan Mtge Corp #B11835
  01-01-19                           5.50           926,031                 918,268
Federal Home Loan Mtge Corp #C77372
  03-01-33                           6.00           340,354                 340,190
Federal Home Loan Mtge Corp #C90613
  01-01-23                           5.00           157,866                 151,237
Federal Home Loan Mtge Corp #D96300
  10-01-23                           5.50           327,607                 320,931
Federal Home Loan Mtge Corp #E74288
  12-01-13                           6.00           211,390                 213,461
Federal Home Loan Mtge Corp #E96941
  06-01-18                           4.50           139,290                 133,334
Federal Home Loan Mtge Corp #E99684
  10-01-18                           5.00           281,286                 274,147
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         1,649,668               1,551,932
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           9.81           204,215(e)               55,448
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00           128,120(e)                3,353

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          12.98%         $231,563(e)              $23,274
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                          18.97           359,296(e)               19,080
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50           169,683                 170,119
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                           6.50           195,406                 200,515
Federal Natl Mtge Assn
  08-01-22                           6.00         1,000,000(b)            1,005,938
  08-01-37                           5.00           500,000(b)              468,906
  08-01-37                           5.50         2,100,000(b)            2,027,813
  08-01-37                           6.00         4,500,000(b)            4,457,813
  08-01-37                           7.00         4,000,000(b)            4,108,752
Federal Natl Mtge Assn #252440
  05-01-29                           7.00           428,970                 445,072
Federal Natl Mtge Assn #254684
  03-01-18                           5.00         1,321,630               1,288,009
Federal Natl Mtge Assn #254916
  09-01-23                           5.50           291,282                 285,327
Federal Natl Mtge Assn #255408
  09-01-24                           5.50         1,020,589                 993,918
Federal Natl Mtge Assn #255788
  06-01-15                           5.50           634,598                 636,808
Federal Natl Mtge Assn #440730
  12-01-28                           6.00           194,241                 194,704
Federal Natl Mtge Assn #493945
  04-01-29                           6.50           120,681                 122,855
Federal Natl Mtge Assn #518159
  09-01-14                           7.00           457,943                 472,148
Federal Natl Mtge Assn #545216
  03-01-09                           5.89           103,281                 103,425
Federal Natl Mtge Assn #545869
  07-01-32                           6.50            83,279                  85,016

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555340
  04-01-33                           5.50%         $450,388                $437,610
Federal Natl Mtge Assn #555528
  04-01-33                           6.00           996,861                 993,612
Federal Natl Mtge Assn #555734
  07-01-23                           5.00           127,703                 122,106
Federal Natl Mtge Assn #555794
  09-01-28                           7.50            86,521                  90,639
Federal Natl Mtge Assn #582154
  05-01-31                           6.50           124,275                 126,743
Federal Natl Mtge Assn #597374
  09-01-31                           7.00           110,023                 114,910
Federal Natl Mtge Assn #611831
  02-01-31                           7.50            49,183                  51,494
Federal Natl Mtge Assn #643381
  06-01-17                           6.00           226,202                 227,914
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           740,255                 774,365
Federal Natl Mtge Assn #649876
  08-01-32                           6.50            91,034                  93,491
Federal Natl Mtge Assn #650009
  09-01-31                           7.50           114,705                 120,095
Federal Natl Mtge Assn #654208
  10-01-32                           6.50           239,376                 243,667
Federal Natl Mtge Assn #655679
  08-01-32                           6.50           155,321                 158,105
Federal Natl Mtge Assn #661815
  10-01-32                           6.00           148,874                 148,655
Federal Natl Mtge Assn #662061
  09-01-32                           6.50         1,009,647               1,027,745
Federal Natl Mtge Assn #677089
  01-01-33                           5.50           763,793                 741,482
Federal Natl Mtge Assn #678028
  09-01-17                           6.00           155,113                 156,286
Federal Natl Mtge Assn #683100
  02-01-18                           5.50           219,806                 218,214
Federal Natl Mtge Assn #683116
  02-01-33                           6.00           562,937                 561,103
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           123,838                 120,328
Federal Natl Mtge Assn #708959
  06-01-18                           4.50           578,244                 553,498
Federal Natl Mtge Assn #709093
  06-01-33                           6.00           180,882                 180,163

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #710780
  05-01-33                           6.00%         $465,890                $464,038
Federal Natl Mtge Assn #711224
  06-01-33                           5.50            75,160                  72,953
Federal Natl Mtge Assn #711501
  05-01-33                           5.50           173,665                 168,538
Federal Natl Mtge Assn #711503
  06-01-33                           5.50           151,264                 147,390
Federal Natl Mtge Assn #720378
  06-01-18                           4.50           197,990                 189,517
Federal Natl Mtge Assn #724867
  06-01-18                           5.00           233,606                 227,810
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         3,922,805               3,807,613
Federal Natl Mtge Assn #725425
  04-01-34                           5.50         1,387,039               1,346,398
Federal Natl Mtge Assn #725431
  08-01-15                           5.50           229,341                 228,187
Federal Natl Mtge Assn #725684
  05-01-18                           6.00           388,309                 391,540
Federal Natl Mtge Assn #725719
  07-01-33                           4.85           270,662(g)              265,985
Federal Natl Mtge Assn #725773
  09-01-34                           5.50         1,774,975               1,720,506
Federal Natl Mtge Assn #726940
  08-01-23                           5.50           159,032                 155,390
Federal Natl Mtge Assn #735212
  12-01-34                           5.00         1,318,433               1,242,723
Federal Natl Mtge Assn #735841
  11-01-19                           4.50           634,077                 606,061
Federal Natl Mtge Assn #743347
  10-01-33                           6.00           152,852                 152,743
Federal Natl Mtge Assn #743579
  11-01-33                           5.50           705,247                 684,538
Federal Natl Mtge Assn #747339
  10-01-23                           5.50           479,306                 468,065
Federal Natl Mtge Assn #753074
  12-01-28                           5.50           199,606                 193,948
Federal Natl Mtge Assn #755056
  12-01-23                           5.50           705,357                 690,937
Federal Natl Mtge Assn #757581
  01-01-19                           5.50           736,157                 730,033
Federal Natl Mtge Assn #759330
  01-01-19                           6.50           389,879                 397,479

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #763754
  02-01-29                           5.50%         $269,540                $261,665
Federal Natl Mtge Assn #766641
  03-01-34                           5.00           955,277                 900,421
Federal Natl Mtge Assn #768117
  08-01-34                           5.43           175,493(g)              174,077
Federal Natl Mtge Assn #779676
  06-01-34                           5.00         1,410,495               1,329,498
Federal Natl Mtge Assn #815264
  05-01-35                           5.23           426,577(g)              421,832
Federal Natl Mtge Assn #829227
  08-01-35                           6.00         1,436,499               1,425,995
Federal Natl Mtge Assn #865689
  02-01-36                           5.85         1,136,467(g)            1,134,671
Federal Natl Mtge Assn #881629
  02-01-36                           5.50         1,217,201               1,169,816
Federal Natl Mtge Assn #885827
  06-01-36                           6.50           920,716                 936,471
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-119 Cl GI
  12-25-33                           8.21           298,523(e)               74,413
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          12.58           799,003(e)              195,759
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          12.80           273,459(e)               50,012
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          11.02           165,909(e)               24,121
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                          17.41         1,342,502(e)               67,957

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           9.52%       $1,123,823(e)             $303,789
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00            71,911                  76,187
Govt Natl Mtge Assn #567717
  06-15-32                           7.50            23,500                  24,582
Govt Natl Mtge Assn #604708
  10-15-33                           5.50           264,172                 257,958
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
  10-19-35                           7.02           411,263(g)              418,829
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           5.66           372,521(g)              372,518
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                           6.41            62,170(d)               62,111
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-8A Cl N1
  07-21-36                           6.41             6,596(d)                6,539
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50         5,725,694(e)               41,153
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                           6.37           636,678(g)              646,585
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                           6.65            39,674(d)               39,525

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Lehman XS Trust
Collateralized Mtge Obligation
Series 2007-5H Cl 1A1
  05-25-37                           6.50%         $944,699                $954,587
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00           329,806                 317,490
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00           192,417                 192,542
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00           189,871                 184,720
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00           271,605                 263,747
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                           5.50           800,000                 759,392
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00           426,756                 430,487
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50           544,910                 521,012
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           148,188                 141,674
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29           274,617(g)              272,218
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR8 Cl 2AB1
  07-25-45                           5.57           141,566(g)              141,549

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.95%         $294,142(g)             $294,458
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00         1,792,288               1,719,790
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50           681,023                 653,676
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.03           279,868(g)              280,215
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11           603,516(g)              593,664
                                                                    ---------------
Total                                                                    78,823,977
-----------------------------------------------------------------------------------

BANKING (3.8%)
Bank of America
 Sub Nts
  03-15-17                           5.30         1,660,000               1,577,377
Citigroup
 Sub Nts
  02-15-17                           5.50           990,000                 954,800
JPMorgan Chase & Co
 Sub Nts
  06-27-17                           6.13           865,000                 878,139
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63           865,000                 827,053
Popular North America
 Sr Nts
  10-01-08                           3.88         1,510,000               1,477,654
                                                                    ---------------
Total                                                                     5,715,023
-----------------------------------------------------------------------------------

BROKERAGE (2.9%)
Discover Financial Services
  06-12-17                           6.45           285,000(d)              276,387
Goldman Sachs Group
 Sub Nts
  01-15-17                           5.63           515,000                 487,995

                                            See accompanying notes to
investments in securities.
--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
BROKERAGE (CONT.)
Lehman Brothers Holdings
Sr Nts
  07-19-12                           6.00%         $890,000                $889,931
Lehman Brothers Holdings
 Sub Nts
  07-19-17                           6.50           495,000                 486,155
Merrill Lynch & Co
 Sub Nts
  05-02-17                           5.70           840,000                 796,261
Morgan Stanley
  04-27-17                           5.55         1,550,000               1,480,778
                                                                    ---------------
Total                                                                     4,417,507
-----------------------------------------------------------------------------------

ELECTRIC (1.5%)
Consumers Energy
 1st Mtge Series F
  05-15-10                           4.00            45,000                  43,337
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80           705,000                 698,173
Entergy Gulf States
 1st Mtge
  06-01-08                           3.60           300,000                 295,333
Exelon
  06-15-10                           4.45           580,000                 563,329
Portland General Electric
  03-15-10                           7.88           155,000                 165,039
Public Service Company of Colorado
 Sr Nts Series A
  07-15-09                           6.88           310,000                 318,269
Xcel Energy
 Sr Nts
  07-01-08                           3.40           190,000                 186,455
                                                                    ---------------
Total                                                                     2,269,935
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.4%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         1,305,000(d)            1,278,703
HJ Heinz
  12-01-08                           6.43           195,000(d)              197,280
Molson Coors Capital Finance
  09-22-10                           4.85           640,000(c)              629,205
                                                                    ---------------
Total                                                                     2,105,188
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                           4.00%         $225,000                $218,474
-----------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
CenterPoint Energy Resources
  02-15-11                           7.75           175,000                 186,146
Colorado Interstate Gas
 Sr Nts
  11-15-15                           6.80           620,000                 636,715
Southern Natural Gas
  04-01-17                           5.90           185,000(d)              178,727
                                                                    ---------------
Total                                                                     1,001,588
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.3%)
Centex
 Sr Unsecured
  05-01-16                           6.50            90,000                  82,031
DR Horton
 Sr Unsub
  04-15-16                           6.50           365,000(j)              331,732
                                                                    ---------------
Total                                                                       413,763
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95           110,000                 108,098
-----------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast MO of Delaware LLC
  09-01-08                           9.00           500,000                 517,964
-----------------------------------------------------------------------------------

MEDIA NON CABLE (1.0%)
British Sky Broadcasting Group
  02-23-09                           6.88           595,000(c)              607,607
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13           920,000                 893,360
                                                                    ---------------
Total                                                                     1,500,967
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                           5.38           190,000                 168,503
  10-01-13                           5.00            45,000                  38,916
                                                                    ---------------
Total                                                                       207,419
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

OTHER FINANCIAL INSTITUTIONS (0.7%)
Residential Capital LLC
  06-30-10                           6.38%       $1,050,000                $988,439
-----------------------------------------------------------------------------------

REITS (0.4%)
Brandywine Operating Partnership LP
  05-01-17                           5.70           240,000                 231,370
ERP Operating LP
  06-15-17                           5.75           375,000                 364,890
                                                                    ---------------
Total                                                                       596,260
-----------------------------------------------------------------------------------

RETAILERS (0.6%)
CVS Caremark
 Sr Unsecured
  06-01-17                           5.75            50,000                  47,861
Home Depot
 Sr Unsecured
  12-16-36                           5.88           275,000                 238,770
Macys Retail Holdings
  07-15-09                           4.80           585,000                 575,172
                                                                    ---------------
Total                                                                       861,803
-----------------------------------------------------------------------------------

WIRELINES (2.9%)
Telecom Italia Capital
  10-01-15                           5.25           560,000(c)              521,050
Telefonica Europe
  09-15-10                           7.75           500,000(c)              528,904
TELUS
  06-01-11                           8.00         1,965,000(c)            2,104,165
Verizon New York
 Series A
  04-01-12                           6.88         1,075,000               1,121,408

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELINES (CONT.)
Verizon Pennsylvania
 Series A
  11-15-11                           5.65%         $155,000                $155,770
                                                                    ---------------
Total                                                                     4,431,297
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $161,017,243)                                                   $159,266,644
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.5%)
NAME OF ISSUER
AND TITLE OF                       COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                   VALUE(A)
TOBACCO
Tobacco Settlement Financing
 Corporation Revenue Bonds
 Series 2007A-1
  06-01-46                          6.71%          $745,000                $711,035
-----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $744,926)                                                           $711,035
-----------------------------------------------------------------------------------

MONEY MARKET FUND (4.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  7,073,485(l)           $7,073,485
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $7,073,485)                                                       $7,073,485
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $168,835,654)(m)                                                $167,051,164
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At July 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $16,126,734.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At July 31, 2007, the value of foreign securities represented 2.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of these securities amounted to $6,976,426 or 4.6% of net assets.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  25

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at July 31, 2007.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on July 31, 2007.

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
PURCHASE CONTRACTS
U.S. Treasury Note, Sept. 2007, 5-year                             $2,200,000
U.S. Treasury Note, Sept. 2007, 10-year                               400,000
SALE CONTRACTS
U.S. Long Bond, Sept. 2007, 20-year                                 4,700,000
U.S. Treasury Note, Sept. 2007, 2-year                              1,800,000

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

(m) At July 31, 2007, the cost of securities for federal income tax purposes was $168,947,366 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $346,476
Unrealized depreciation                                             (2,242,678)
------------------------------------------------------------------------------
Net unrealized depreciation                                        $(1,896,202)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 26 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  27

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers (identified cost $161,762,169)          $159,977,679
   Affiliated money market fund (identified cost $7,073,485)
      (Note 7)                                                     7,073,485
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $168,835,654)                                                 167,051,164
Cash in bank on demand deposit                                        12,339
Capital shares receivable                                            210,329
Accrued interest receivable                                        1,086,858
Receivable for investment securities sold                          3,970,238
----------------------------------------------------------------------------
Total assets                                                     172,330,928
----------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    118,717
Capital shares payable                                               270,153
Payable for investment securities purchased                        3,882,438
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                 16,126,734
Variation margin payable                                              18,937
Unrealized depreciation on swap transactions, at value (Note
   6)                                                                107,110
Accrued investment management services fee                             1,992
Accrued distribution fee                                                 730
Accrued transfer agency fee                                              327
Accrued administrative services fee                                      291
Other accrued expenses                                                65,910
----------------------------------------------------------------------------
Total liabilities                                                 20,593,339
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $151,737,589
============================================================================

--------------------------------------------------------------------------------

 28 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

JULY 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    158,379
Additional paid-in capital                                       157,095,383
Undistributed net investment income                                  (30,685)
Accumulated net realized gain (loss) (Note 9)                     (3,533,861)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            (1,951,627)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $151,737,589
============================================================================

Net assets applicable to outstanding
   shares:                                   Class A                          $ 61,546,982
                                             Class B                          $  9,671,171
                                             Class C                          $  1,598,714
                                             Class I                          $ 78,906,235
                                             Class R4                         $      9,580
                                             Class W                          $      4,907
Net asset value per share of outstanding     Class A
   capital stock:                            shares(1)           6,425,229    $       9.58
                                             Class B shares      1,009,974    $       9.58
                                             Class C shares        167,013    $       9.57
                                             Class I shares      8,234,187    $       9.58
                                             Class R4 shares         1,000    $       9.58
                                             Class W shares            512    $       9.58
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $10.06. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  29

STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $7,568,250
Income distributions from affiliated money market fund (Note
   7)                                                              344,119
--------------------------------------------------------------------------
Total income                                                     7,912,369
--------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                 726,809
Distribution fee
   Class A                                                         166,025
   Class B                                                         127,161
   Class C                                                          17,304
   Class W                                                               8
Transfer agency fee
   Class A                                                         107,029
   Class B                                                          22,057
   Class C                                                           2,832
   Class R4                                                              8
   Class W                                                               7
Service fee -- Class R4                                                  4
Administrative services fees and expenses                          105,993
Plan administration services fee -- Class R4                            17
Compensation of board members                                        2,912
Custodian fees                                                      73,070
Printing and postage                                                33,440
Registration fees                                                   74,733
Professional fees                                                   32,510
Other                                                                7,944
--------------------------------------------------------------------------
Total expenses                                                   1,499,863
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                     (289,509)
--------------------------------------------------------------------------
                                                                 1,210,354
   Earnings and bank fee credits on cash balances (Note 2)          (8,439)
--------------------------------------------------------------------------
Total net expenses                                               1,201,915
--------------------------------------------------------------------------
Investment income (loss) -- net                                  6,710,454
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

 30 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                               $  222,437
   Foreign currency transactions                                    10,663
   Futures contracts                                               219,662
   Swap transactions                                               (52,817)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                            399,945
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                          (101,167)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies              298,778
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $7,009,232
==========================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED JULY 31,                                           2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  6,710,454    $  7,471,189
Net realized gain (loss) on investments                        399,945      (3,801,996)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                          (101,167)       (709,302)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                7,009,232       2,959,891
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (2,943,020)     (2,962,621)
      Class B                                                 (466,993)       (651,874)
      Class C                                                  (63,695)        (48,094)
      Class I                                               (3,369,145)     (3,695,061)
      Class R4                                                    (488)         (2,116)
      Class W                                                     (141)            N/A
   Net realized gain
      Class A                                                       --        (149,908)
      Class B                                                       --         (42,425)
      Class C                                                       --          (2,742)
      Class I                                                       --        (162,357)
      Class R4                                                      --            (111)
--------------------------------------------------------------------------------------
Total distributions                                         (6,843,482)     (7,717,309)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 32 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED JULY 31,                                           2007            2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                $ 20,321,054    $ 34,320,828
   Class B shares                                            2,916,919       7,015,285
   Class C shares                                              491,010       1,041,712
   Class I shares                                           16,543,123      57,332,338
   Class R4 shares                                               5,824              32
   Class W shares                                                5,000             N/A
Reinvestment of distributions at net asset value
   Class A shares                                            2,658,262       2,797,591
   Class B shares                                              424,873         630,182
   Class C shares                                               56,908          45,202
   Class I shares                                            3,343,089       3,824,707
   Class R4 shares                                                  33           1,693
Payments for redemptions
   Class A shares                                          (33,053,674)    (47,199,140)
   Class B shares (Note 2)                                  (8,901,112)    (16,947,587)
   Class C shares (Note 2)                                    (587,750)     (1,029,946)
   Class I shares                                           (6,574,119)    (63,243,027)
   Class R4 shares                                              (5,851)        (50,232)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (2,356,411)    (21,460,362)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (2,190,661)    (26,217,780)
Net assets at beginning of year                            153,928,250     180,146,030
--------------------------------------------------------------------------------------
Net assets at end of year                                 $151,737,589    $153,928,250
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $    (30,685)   $    144,497
--------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Bond Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Bond Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities like those included in the Lehman Brothers Intermediate Aggregate Bond Index (the Index). The Index includes securities issued by the U.S. government, corporate bonds, and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

- Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. At July 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) owned 100% of Class R4 shares.

At July 31, 2007, Ameriprise Financial and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At July 31, 2007, Ameriprise Financial owned 100% of Class W shares.

At July 31, 2007, Ameriprise Financial, RiverSource Life Insurance Company, a wholly-owned subsidiary of Ameriprise Financial and the affiliated funds-of-funds owned approximately 52% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class

--------------------------------------------------------------------------------

 34 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 35 commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At July 31, 2007, the Fund has entered into outstanding when-issued securities of $16,126,734.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At July 31, 2007, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an

--------------------------------------------------------------------------------

 36 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At July 31, 2007, the Fund had no outstanding forward foreign currency contracts.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 37 market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At July 31, 2007, the Fund had no outstanding forward sale commitments.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

 38 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $42,154 and accumulated net realized loss has been decreased by $42,154.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED JULY 31,                                    2007          2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...........................    $2,943,020    $3,112,529
      Long-term capital gain....................            --            --
CLASS B
Distributions paid from:
      Ordinary income...........................       466,993       694,299
      Long-term capital gain....................            --            --
CLASS C
Distributions paid from:
      Ordinary income...........................        63,695        50,836
      Long-term capital gain....................            --            --
CLASS I
Distributions paid from:
      Ordinary income...........................     3,369,145     3,857,418
      Long-term capital gain....................            --            --
CLASS R4*
Distributions paid from:
      Ordinary income...........................           488         2,227
      Long-term capital gain....................            --            --
CLASS W**
Distributions paid from:
      Ordinary income...........................           141           N/A
      Long-term capital gain....................            --           N/A

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
**   For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  39

At July 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..............................    $    10,296
Undistributed accumulated long-term gain...................    $        --
Accumulated realized loss..................................    $(3,394,837)
Unrealized appreciation (depreciation).....................    $(2,012,915)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

--------------------------------------------------------------------------------

 40 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. The management fee for the year ended July 31, 2007, was 0.48% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase.

Other expenses in the amount of $3,055 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  41

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $124,567 for Class A, $11,967 for Class B and $153 for Class C for the year ended July 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended July 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.54% for Class I, 0.73% for Class R4 and 0.97% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C, Class R4 and Class W were $40,619, $8,069, $1,058, $10 and $1, respectively,

--------------------------------------------------------------------------------

 42 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT and the management fees waived at the Fund level were $239,752. Under an agreement, which was effective until July 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I, 0.73% for Class R4 and 0.97% for Class W of the Fund's average daily net assets. Effective Aug. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.64% for Class C, 0.52% for Class I, 0.77% for Class R4 and 0.97% for Class W of the Fund's average daily net assets until July 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended July 31, 2007, the Fund's custodian and transfer agency fees were reduced by $8,439 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $399,071,212 and $399,387,524, respectively, for the year ended July 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                  YEAR ENDED JULY 31, 2007
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        2,103,054       275,184       (3,422,168)       (1,043,930)
Class B                          302,267        43,993         (923,525)         (577,265)
Class C                           51,071         5,896          (61,011)           (4,044)
Class I                        1,716,233       346,080         (681,108)        1,381,205
Class R4*                            602             3             (605)               --
Class W**                            512            --               --               512
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  43

                                                  YEAR ENDED JULY 31, 2006
                                             ISSUED FOR
                                             REINVESTED                            NET
                                 SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                        3,545,700       290,303       (4,883,845)       (1,047,842)
Class B                          724,627        65,356       (1,758,049)         (968,066)
Class C                          108,907         4,697         (107,203)            6,401
Class I                        5,936,963       397,347       (6,635,349)         (301,039)
Class R4*                             --           175           (5,293)           (5,118)
----------------------------------------------------------------------------------------------

  * Effective Dec. 11, 2006, Class Y was renamed Class R4.
 ** For the period from Dec. 1, 2006 (inception date) to July 31, 2007.

5. INTEREST RATE FUTURES CONTRACTS

At July 31, 2007, investments in securities included securities valued at $108,066 that were pledged as collateral to cover initial margin deposits on 26 open purchase contracts and 56 open sale contracts. The notional market value of the open purchase contracts at July 31, 2007 was $2,750,000 with a net unrealized gain of $27,313. The notional market value of the open sale contracts at July 31, 2007 was $7,017,375 with a net unrealized loss of $87,340. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. SWAP CONTRACTS

At July 31, 2007, the Fund had the following open CBMS total return swap contracts:

                                                                     UNREALIZED
                                     TERMINATION      NOTIONAL      APPRECIATION
                                        DATE           AMOUNT      (DEPRECIATION)
---------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Aaa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 0.25%.
Counterparty: Wachovia               Oct. 1, 2007    $1,900,000       $(11,700)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.20%.
Counterparty: Citigroup              Nov. 1, 2007       400,000        (21,854)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.10%.
Counterparty: Citigroup              Dec. 1, 2007       400,000        (21,888)

--------------------------------------------------------------------------------

 44 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

                                                                     UNREALIZED
                                     TERMINATION      NOTIONAL      APPRECIATION
                                        DATE           AMOUNT      (DEPRECIATION)
---------------------------------------------------------------------------------
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR less 1.05%.
Counterparty: Wachovia               Dec. 1, 2007      $350,000       $(19,126)
Receive total return on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
and pay a floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia               Jan. 1, 2008       400,000        (21,841)
Receive spread on Lehman
Brothers Baa 8.5+ Commercial
Mortgage-Backed Securities Index
plus 1.00% times notional amount
plus spread return amount, if
such amount is positive, and pay
the absolute value of the spread
return amount, if such amount is
negative.
Counterparty: Citigroup              Jan. 1, 2008       150,000        (10,701)
---------------------------------------------------------------------------------
  Total                                                              $(107,110)
---------------------------------------------------------------------------------

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales aggregated $74,840,843 and $67,667,358, respectively, for the year ended July 31, 2007.

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 45 rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended July 31, 2007.

9. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $3,334,510 at July 31, 2007, that if not offset by capital gains will expire as follows:

    2014        2015
  $388,116   $2,946,394

The Fund also had a post-October loss of $60,327 at July 31, 2007.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs may file a notice of appeal with the Eighth Circuit Court of Appeals within 30 days from the date of judgment.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with

--------------------------------------------------------------------------------

 46 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 47 legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 48 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,               2007           2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .42(c)         .37            .29            .22            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .04            .11           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .44            .16            .33            .33           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.43)          (.36)          (.30)          (.22)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.43)          (.38)          (.30)          (.22)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $62            $71            $83           $103            $55
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .89%           .90%           .94%           .96%           .96%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.34%          3.80%          2.89%          2.31%          1.39%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.63%          1.73%          3.35%          3.46%         (2.94%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.11%, 1.09%, 1.05%, 1.03% and 2.40% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  49

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.66          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .34(c)         .30            .21            .15            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .04            .10           (.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .09            .25            .25           (.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.22)          (.15)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.35)          (.31)          (.22)          (.15)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76          $9.66
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $10            $15            $25            $21             $6
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.65%          1.66%          1.70%          1.71%          1.74%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.57%          3.02%          2.17%          1.57%          1.02%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.84%          1.00%          2.56%          2.58%         (2.91%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.87%, 1.86%, 1.82%, 1.78% and 3.16% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 50 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.56          $9.79          $9.75          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .35(c)         .30            .21            .15            .01
Net gains (losses) (both realized and
 unrealized)                                .01           (.22)           .05            .10           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .36            .08            .26            .25           (.30)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.35)          (.29)          (.22)          (.15)          (.01)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.35)          (.31)          (.22)          (.15)          (.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.57          $9.56          $9.79          $9.75          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $2             $2             $1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                    1.64%          1.67%          1.70%          1.72%          1.72%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.59%          3.07%          2.14%          1.56%           .85%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.84%           .89%          2.67%          2.58%         (3.02%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.86%, 1.86%, 1.81%, 1.79% and 3.16% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  51

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $9.57          $9.79          $9.76          $9.90
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .45(c)         .40            .32            .11
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .03           (.14)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .47            .19            .35           (.03)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.46)          (.39)          (.32)          (.11)
Distributions from realized gains            --           (.02)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.46)          (.41)          (.32)          (.11)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.76
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $79            $66            $70            $27
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .54%           .58%           .68%           .64%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.70%          4.17%          3.27%          2.83%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.99%          2.03%          3.62%          (.36%)(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to July 31, 2004.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.70%, 0.69%, 0.73% and 0.71% for the periods ended July 31, 2007, 2006, 2005 and 2004, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,            2007              2006           2005           2004        2003(B)
Net asset value, beginning of period      $9.57          $9.79          $9.75          $9.65          $9.96
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .43(c)         .38            .30            .24            .01
Net gains (losses) (both realized and
 unrealized)                                .02           (.21)           .05            .10           (.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .45            .17            .35            .34           (.29)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.44)          (.37)          (.31)          (.24)          (.02)
Distributions from realized gains            --           (.02)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.44)          (.39)          (.31)          (.24)          (.02)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58          $9.57          $9.79          $9.75          $9.65
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .73%           .74%           .77%           .80%           .81%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.48%          3.91%          3.22%          2.44%          1.55%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%           328%           316%           317%            36%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           4.82%          1.88%          3.62%          3.53%         (2.92%)(i)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 19, 2003 (when shares became publicly available) to July 31, 2003.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.98%, 0.92%, 0.95%, 0.87% and 2.24% for the periods ended July 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  53

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED JULY 31,           2007(B)
Net asset value, beginning of period      $9.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .27(c)
Net gains (losses) (both realized and
 unrealized)                               (.18)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .09
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.58
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .97%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.34%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         263%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           1.00%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to July 31, 2007.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 1.12% for the period ended July 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 54 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE LIMITED DURATION BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Limited Duration Bond Fund (the Fund), one of the portfolios constituting the RiverSource Bond Series, Inc. as of July 31, 2007, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through July 31, 2006 were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Limited Duration Bond Fund of the RiverSource Bond Series, Inc. at July 31, 2007, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                      Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2007

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  55

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.03500
Sept. 25, 2006..............................................         0.03600
Oct. 26, 2006...............................................         0.03750
Nov. 27, 2006...............................................         0.03750
Dec. 18, 2006...............................................         0.04048
Jan. 23, 2007...............................................         0.03750
Feb. 23, 2007...............................................         0.03200
March 26, 2007..............................................         0.03200
April 25, 2007..............................................         0.03300
May 25, 2007................................................         0.03401
June 25, 2007...............................................         0.03400
July 25, 2007...............................................         0.03650
Total distributions.........................................        $0.42549

--------------------------------------------------------------------------------

 56 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.02838
Sept. 25, 2006..............................................         0.03036
Oct. 26, 2006...............................................         0.03126
Nov. 27, 2006...............................................         0.03102
Dec. 18, 2006...............................................         0.03615
Jan. 23, 2007...............................................         0.03024
Feb. 23, 2007...............................................         0.02576
March 26, 2007..............................................         0.02572
April 25, 2007..............................................         0.02693
May 25, 2007................................................         0.02794
June 25, 2007...............................................         0.02781
July 25, 2007...............................................         0.03041
Total distributions.........................................        $0.35198

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.02842
Sept. 25, 2006..............................................         0.03027
Oct. 26, 2006...............................................         0.03117
Nov. 27, 2006...............................................         0.03095
Dec. 18, 2006...............................................         0.03609
Jan. 23, 2007...............................................         0.03014
Feb. 23, 2007...............................................         0.02567
March 26, 2007..............................................         0.02578
April 25, 2007..............................................         0.02682
May 25, 2007................................................         0.02803
June 25, 2007...............................................         0.02847
July 25, 2007...............................................         0.03057
Total distributions.........................................        $0.35238

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  57

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.03805
Sept. 25, 2006..............................................         0.03861
Oct. 26, 2006...............................................         0.04039
Nov. 27, 2006...............................................         0.04049
Dec. 18, 2006...............................................         0.04240
Jan. 23, 2007...............................................         0.04082
Feb. 23, 2007...............................................         0.03489
March 26, 2007..............................................         0.03491
April 25, 2007..............................................         0.03580
May 25, 2007................................................         0.03681
June 25, 2007...............................................         0.03686
July 25, 2007...............................................         0.03926
Total distributions.........................................        $0.45929

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Aug. 28, 2006...............................................        $0.03635
Sept. 25, 2006..............................................         0.03720
Oct. 26, 2006...............................................         0.03879
Nov. 27, 2006...............................................         0.03880
Dec. 18, 2006...............................................         0.04257
Jan. 23, 2007...............................................         0.03986
Feb. 23, 2007...............................................         0.03328
March 26, 2007..............................................         0.03341
April 25, 2007..............................................         0.03422
May 25, 2007................................................         0.03535
June 25, 2007...............................................         0.03533
July 25, 2007...............................................         0.03779
Total distributions.........................................        $0.44295

--------------------------------------------------------------------------------

 58 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.03400
Jan. 23, 2007...............................................         0.03687
Feb. 23, 2007...............................................         0.03151
March 26, 2007..............................................         0.03149
April 25, 2007..............................................         0.03230
May 25, 2007................................................         0.03346
June 25, 2007...............................................         0.03340
July 25, 2007...............................................         0.03588
Total distributions.........................................        $0.26891

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 60 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  61

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 41                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 47                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 62 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded

--------------------------------------------------------------------------------

 64 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT 65 profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended July 31, 2006 and the year ended July 31, 2005 contained no

--------------------------------------------------------------------------------

 66 RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

                RIVERSOURCE LIMITED DURATION BOND FUND -- 2007 ANNUAL REPORT  67

     RIVERSOURCE(R) LIMITED DURATION BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus.
                                    RiverSource(R) mutual funds are distributed by RiverSource
                                    Distributors, Inc.
                                    and Ameriprise Financial Services, Inc., Members FINRA, and
                                    managed by
       (RIVERSOURCE INVESTMENTS     RiverSource Investments, LLC. These companies are part of
       LOGO)                        Ameriprise Financial, Inc.                                                      S-6265 G (9/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Bond Series, Inc. were as follows:

                                 2007 - $139,250

(b) Audit - Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement reviews for RiverSource Bond Series, Inc. were as follows:

                                  2007 - $3,975

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services for RiverSource Bond Series, Inc. were as follows:

                                 2007 - $16,200

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Bond Series, Inc. were as follows:

                                    2007 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $252,255

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the audit committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
RiverSource Bond Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date October 3, 2007


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date October 3, 2007